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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2014 through August 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer Absolute Return
                                Bond Fund

--------------------------------------------------------------------------------
                                Annual Report | August 31, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     ABRDX
                                Class C     ARCBX
                                Class K     ARBKX
                                Class Y     ARBYX

                                [LOGO] PIONEER
                                       Investments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          29

Notes to Financial Statements                                                 37

Report of Independent Registered Public Accounting Firm                       56

Trustees, Officers and Service Providers                                      58

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 1

President's Letter

Dear Shareowner,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short-and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 3

Portfolio Management Discussion | 8/31/15

In the following interview, portfolio managers Tanguy Le Saout and Cosimo Marasciulo discuss the factors that influenced Pioneer Absolute Return Bond Fund's performance during the 12-month period ended August 31, 2015, as well as their investment approach in managing the Fund. Mr. Le Saout, Head of European Fixed Income and a portfolio manager based in Pioneer's Dublin office, and Mr. Marasciulo, Head of Government Bonds and a portfolio manager at Pioneer, also based in Dublin, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended August 31, 2015?

A Pioneer Absolute Return Bond Fund's Class A shares returned -1.24% at net asset value during the 12-month period ended August 31, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index, returned 0.03%. During the same period, the average return of the 231 mutual funds in Lipper's Alternative Credit Focus Funds category was -2.22%, and the average return of the 418 mutual funds in Morningstar's Non-Traditional Bond Funds category was -1.38%.

Q    Can you provide an overview of the Fund's investment approach?

A The big picture is that we aim to have the Fund's annualized return exceed that of three-month Treasury bills, while targeting portfolio volatility that is similar to that of T-bills as well. To achieve this, we seek to provide positive absolute Fund returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our goals, the Fund's returns cannot be overly dependent on the price performance of one or more fixed-income categories. Therefore, in seeking positive Fund returns regardless of market conditions, we divide the portfolio into two distinct parts.

     The core of the Fund's portfolio is currently invested in three-month Treasury bills. This part of the portfolio effectively aims to match the return of the BofA ML Index benchmark. For the remainder of the portfolio, an overlay approach is utilized, based on investments in a wide variety of lowly correlated, highly diversified securities which we believe are sources of potential return for the Fund. Each of those investments is designed to provide the Fund with alpha, or excess return. (Alpha measures risk-adjusted performance, representing excess return relative to the return of the benchmark.)

4 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

     The overlay approach is mainly implemented via investments in derivatives; however, in cases where derivatives cannot be used, the remaining 30% of the portfolio's "alpha-geared" investments can be allocated into bonds, each of which is focused on a different segment of the fixed-income market. Importantly, each investment in the "alpha" sleeve of the Fund's portfolio seeks to benefit from both positive and negative market returns. This means the Fund is positioned in some asset categories within the broad bond market through long exposures, while also positioned against other asset categories via short exposures. This, in our view, provides the Fund with an added level of diversification* across different asset classes when compared with investment vehicles where asset allocation and security selection are more closely tied together.

     Importantly, we closely track the portfolio risks we have assumed across all of the alpha-related strategies, and operate within an overall "risk budget" for the portfolio based on our objective of avoiding negative Fund returns over a 12-month period.

Q Can you review the investment strategies that detracted from the Fund's performance during the 12-month period ended August 31, 2015?

A The Fund's underperformance of the benchmark during the period was attributable to a few factors. First, the portfolio was short two- and five-year U.S. Treasuries early in the period in anticipation of rising interest rates due to solidifying market expectations with respect to future rate hikes by the U.S. Federal Reserve System (the Fed). The short positions detracted from performance as interest rates in the U.S. made an unprecedented intra-day roundtrip journey in mid-October 2014, declining sharply on a wave of disappointing economic data releases before bouncing back close to their starting point. We closed the short positions at a loss to the Fund prior to the rebound in rates as the period progressed.

     Also, the Fund's interest-rate exposure in Europe detracted from performance during the 12-month period. We had decided to go short in the portfolio on longer-term rates, which then declined when the European Central Bank (ECB) announced plans to implement a quantitative easing (QE) sovereign-bond purchase program. We closed that position at a loss pursuant to the Fund's risk-management guidelines. We did, however, subsequently reinstate the position, which added some value to performance over the last several weeks of the period.

     Finally, the portfolio's positioning with respect to inflation was another meaningful detractor from Fund performance during the period. We took a position based on the view that the market was overly pessimistic with

*    Diversification does not assure a profit nor protect against loss.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 5 respect to global inflation levels, especially given the ECB's announcement regarding its QE program designed to stimulate economic activity. However, the steep decline in oil prices during the 12-month period led to a lowering of market inflation expectations, a development which caused the portfolio's inflation stance to hurt Fund performance.

Q Can you review the investment strategies that benefited the Fund's performance during the 12-month period ended August 31, 2015?

A In addition to the core position in three-month Treasuries, we established a number of different positions across the alpha portion of the portfolio.

     The Fund's relative-value positions were the leading positive contributors to returns over the 12 months. In particular, the Fund had a position designed to benefit from a narrowing in market expectations regarding the future spread between European five-year interest rates versus U.S. and Swiss five-year rates. The position contributed to the Fund's performance as Swiss rates fell on the news that the country's central bank would discontinue efforts to cap the value of the Swiss currency against the euro. Another investment strategy that worked well for the Fund during the period was based on a quantitative model which looks at the price action on 10-year and five-year German bonds in order to determine when to go long or short on the 10-year issue. Pursuant to the model, the Fund was long the 10-year German bond for much of the period as German rates fell, and then we moved to a short position just in time for the Fund's performance to benefit when rates backed up late in the period. A successful example of this strategy was our decision to pair a long position in the Norwegian 10-year bond with a short position in the German 10-year bond, in anticipation that investors would seek AAA-rated issues outside of low-yielding Germany in the wake of the ECB's announcement of its QE program.

     Finally, we utilized a derivatives-based approach to gain portfolio exposure to the Chinese five-year sovereign bond, which allowed the Fund's performance to benefit as the Chinese government devalued its currency late in the period and interest rates in the country declined.

6 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Q Please discuss the role of derivatives in implementing the Fund's investment approach and their impact on the Fund's performance during the 12-month period ended August 31, 2015.

A Virtually all of the Fund's strategies are implemented via derivatives, and so the Fund's performance will always be influenced by the use of such securities. For instance, when we want to short U.S. Treasuries in the portfolio, we will do so mainly by selling Treasury futures, or sometimes by buying "put" options. (A "put" option is a contractual agreement that gives the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.)

     Similarly, with the portfolio's currency investments, we use forward contracts and options to gain the desired exposures. With respect to credit markets where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our investment views.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A Looking at the U.S. economy, the employment picture has improved notably. We also believe upward pressure on wages is building and should follow the employment numbers before long. As such, our view is that there is little justification for the Fed to maintain a zero-interest-rate approach at this point, though market pressures may cause it to further delay any increase. Market participants appear to have become somewhat complacent with respect to the extent and pace of interest-rate increases once the Fed begins to move forward with raising them.

     Under these circumstances, we see little value in bonds, and so the Fund was short U.S. Treasuries as of the end of August. Higher U.S. rates could support another move upward for the U.S. dollar versus other major currencies, after its recent softening. At current yield levels, European bonds do not reflect much in the way of inflation or term premiums, however we believe the ECB's intervention is likely to have much of its desired impact on the region's economy, leading to higher growth. In particular, German bond yields are exceptionally low and the Fund was short that market at the end of the 12-month period. We have also positioned the Fund to potentially benefit from an uptick in U.K. rates if the Bank of England begins to tighten its monetary policy. With respect to peripheral European Union (E.U.) countries such as Italy and Spain, we view yield spreads (yield differences) versus the sovereign bonds of the core E.U. nations as overly tight.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 7

     China has dominated the headlines of late, and we believe there is reason for concern about the outlook for its economy as the government seeks to reform and modernize over time, while maintaining growth at adequate levels. Should Chinese economic growth ease further, we could see additional currency devaluation, despite the government's protestations to the contrary.

     These are among the macroeconomic factors we will monitor closely as we seek to inform the various positions implemented within the alpha portion of the Fund's portfolio.

Please refer to the Schedule of Investments on pages 18-28 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Absolute Return Bond invests in derivatives, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

The Fund is subject to duration risk. Duration seeks to measure the price sensitivity of a fixed income security to interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

8 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

There is no assurance that these and other strategies used by the Fund will be successful. The Fund is not intended to outperform stocks and bonds during strong market rallies. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 9

Portfolio Summary | 8/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 64.4%
Foreign Government Bonds                                                   32.3%
Swaptions                                                                   3.1%
Options                                                                     0.2%

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              67.7%
Spain                                                                      12.5%
Germany                                                                     7.4%
Ireland                                                                     4.6%
Italy                                                                       4.0%
Japan                                                                       2.2%
Norway                                                                      1.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. U.S. Treasury Bills, 1/7/16                                           21.93%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 7/21/16                                          21.78
--------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 11/12/15                                         12.99
--------------------------------------------------------------------------------
 4. Spain Letras del Tesoro, 2/19/16                                      10.27
--------------------------------------------------------------------------------
 5. U.S. Treasury Bills, 3/3/16                                            7.69
--------------------------------------------------------------------------------
 6. Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/23           5.53
--------------------------------------------------------------------------------
 7. Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19                      2.78
--------------------------------------------------------------------------------
 8. Spain Government Bond, 5.15%, 10/31/44                                 2.27
--------------------------------------------------------------------------------
 9. Japanese Government CPI Linked Bond, 0.1%, 9/10/23                     2.08
--------------------------------------------------------------------------------
10. Ireland Government Bond, 3.4%, 3/18/24                                 1.71
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Due to the exclusion of derivatives, the list may not represent the Fund's market exposures. See the Schedule of Investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Prices and Distributions | 8/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         8/31/15                      8/31/14
--------------------------------------------------------------------------------
           A                             $9.67                        $9.88
--------------------------------------------------------------------------------
           C                             $9.63                        $9.84
--------------------------------------------------------------------------------
           Y                             $9.69                        $9.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         8/31/15                    12/31/14**
--------------------------------------------------------------------------------
           K                             $9.70                        $9.64
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-8/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term        Long-Term
            Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
             A              $0.0877                 $--              $--
--------------------------------------------------------------------------------
             C              $0.0193                 $--              $--
--------------------------------------------------------------------------------
             K              $    --                 $--              $--
--------------------------------------------------------------------------------
             Y              $0.1125                 $--              $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-15.

**   Share class commenced operations on December 31, 2014.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 11

Performance Update | 8/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Absolute Return Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                             Net         Public     BofA ML
                             Asset       Offering   3-Month
                             Value       Price      U.S. Treasury
Period                       (NAV)       (POP)      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)                    -1.54%      -4.35%     0.03%
--------------------------------------------------------------------------------
1 Year                       -1.24       -5.72      0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                             Gross       Net
--------------------------------------------------------------------------------
                             2.61%       1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Absolute       BofA ML 3-month
Dates                    Return Bond Fund       US Treasury Bill Index
1/14                     $9,550                 $10,000
8/14                     $9,436                 $10,002
8/15                     $9,320                 $10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                BofA ML
                                                3-Month
                       If         If            U.S. Treasury
Period                 Held       Redeemed      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)              -2.23%     -2.23%        0.03%
--------------------------------------------------------------------------------
1 Year                 -1.94      -1.94         0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                       Gross      Net
--------------------------------------------------------------------------------
                       3.35%      1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Absolute       BofA ML 3-month
Dates                    Return Bond Fund       US Treasury Bill Index
1/14                     $10,000                $10,000
8/14                     $ 9,840                $10,002
8/15                     $ 9,649                $10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 13

Performance Update | 8/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                       Net            BofA ML
                       Asset          3-Month
                       Value          U.S. Treasury
Period                 (NAV)          Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)              -1.34%         0.03%
--------------------------------------------------------------------------------
1 Year                 -0.93          0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Absolute       BofA ML 3-month
Dates                    Return Bond Fund       US Treasury Bill Index
1/14                     $10,000                $10,000
8/14                     $9,880                 $10,002
8/15                     $9,788                 $10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                     Net        BofA ML
                     Asset      3-Month
                     Value      U.S. Treasury
Period               (NAV)      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)            -1.25%     0.03%
--------------------------------------------------------------------------------
1 Year               -0.98      0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                     Gross      Net
--------------------------------------------------------------------------------
                     2.36%      0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Absolute       BofA ML 3-month
Dates                    Return Bond Fund       US Treasury Bill Index
1/14                     $5,000,000             $5,000,000
8/14                     $4,950,000             $5,001,045
8/15                     $4,901,483             $5,002,358

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on actual returns from March 1, 2015, through August 31, 2015.

------------------------------------------------------------------------------------------------------
Share Class                        A                   C                    K                  Y
------------------------------------------------------------------------------------------------------
Beginning Account
Value on 3/1/15                $1,000.00           $1,000.00            $1,000.00           $1,000.00
------------------------------------------------------------------------------------------------------
Ending Account
Value (after expenses)
on 8/31/15                     $  998.89           $  995.84            $1,010.34           $1,001.01
------------------------------------------------------------------------------------------------------
Expenses Paid
During Period*                 $    5.19           $    8.95            $    3.80           $    3.78
------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.78%, 0.75% and 0.75% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2015, through August 31, 2015.

-----------------------------------------------------------------------------------------------------
Share Class                         A                    C                   K                   Y
-----------------------------------------------------------------------------------------------------
Beginning Account
Value on 3/1/15                $1,000.00           $1,000.00            $1,000.00           $1,000.00
-----------------------------------------------------------------------------------------------------
Ending Account
Value (after expenses)
on 8/31/15                     $1,020.01           $1,016.23            $1,021.42           $1,021.42
-----------------------------------------------------------------------------------------------------
Expenses Paid
During Period*                 $    5.21           $    9.05            $    3.82           $    3.82
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.78%, 0.75% and 0.75% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 17

Schedule of Investments | 8/31/15

----------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 64.2%
        4,560,000       U.S. Treasury Bills, 1/7/16 (b)                                  $ 4,558,198
        2,700,000       U.S. Treasury Bills, 11/12/15 (b)(c)                               2,699,946
        1,600,000       U.S. Treasury Bills, 3/3/16 (b)                                    1,597,906
        4,540,000       U.S. Treasury Bills, 7/21/16 (b)                                   4,526,094
                                                                                         -----------
                                                                                         $13,382,144
----------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                        (Cost $13,383,129)                                               $13,382,144
----------------------------------------------------------------------------------------------------
                        FOREIGN GOVERNMENT BONDS -- 32.2%
EURO      987,791       Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/23     $ 1,149,206
EURO      161,922       Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/26         189,582
EURO      163,138       Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/46         192,567
EURO      259,000       Ireland Government Bond, 2.4%, 5/15/30                               308,515
EURO      270,000       Ireland Government Bond, 3.4%, 3/18/24                               355,686
EURO      220,000       Ireland Government Bond, 3.9%, 3/20/23                               297,785
EURO      476,889       Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19                    578,493
EURO      166,000       Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44                     250,881
JPY     3,597,405       Japanese Government CPI Linked Bond, 0.1%, 3/10/24                    31,384
JPY    49,632,000       Japanese Government CPI Linked Bond, 0.1%, 9/10/23                   432,378
NOK     2,600,000       Norway Government Bond, 1.75%, 3/13/25                               320,835
EURO      305,000       Spain Government Bond, 5.15%, 10/31/44                               472,597
EURO    1,900,000       Spain Letras del Tesoro, 2/19/16 (b)                               2,133,966
                                                                                         -----------
                                                                                         $ 6,713,875
----------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN GOVERNMENT BONDS
                        (Cost $6,966,854)                                                $ 6,713,875
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Principal                                                          Strike   Expiration
Amount ($)          Description            Counterparty            Price    Date         Value
----------------------------------------------------------------------------------------------------
                    CURRENCY CALL OPTIONS PURCHASED -- 0.1%
         120,000    Call USD Put JPY       Goldman Sachs & Co.     121.50   11/19/15     $     2,013
         230,000    Call USD Put CNY       Barclays Plc              6.40   10/25/16           9,264
         250,000    Call USD Put CNY       Barclays Plc              6.40   10/25/16          10,070
         250,000    Call USD Put CNY       Deutsche Bank             6.40   10/25/16          10,070
----------------------------------------------------------------------------------------------------
                                                                                         $    31,417
                    TOTAL CURRENCY CALL OPTIONS PURCHASED                                -----------
                    (Premiums paid $14,684)                                              $    31,417
----------------------------------------------------------------------------------------------------
                    CURRENCY PUT OPTIONS PURCHASED -- 0.1%
         130,000    Put USD Call TRY       Goldman Sachs & Co.       2.65   6/28/16      $       394
         280,000    Put USD Call JPY       Barclays Plc            122.90   9/18/15            5,477
         280,000    Put USD Call JPY       Goldman Sachs & Co.     124.00   9/2/15             6,722
----------------------------------------------------------------------------------------------------
                                                                                         $    12,593
                    TOTAL CURRENCY PUT OPTIONS PURCHASED                                 -----------
                    (Premiums paid $5,387)                                               $    12,593
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

--------------------------------------------------------------------------------------------------------------
        Principal    Pay/       Floating    Pay/          Fixed                      Expiration
       Amount ($)    Receive    Rate        Receive       Rate     Counterparty      Date          Value
--------------------------------------------------------------------------------------------------------------
                     INTEREST RATE SWAPTIONS PURCHASED -- 3.1%
          500,000    Receive    USD 10Y     Pay           2.74%    Morgan
                                                                   Stanley Co.       3/9/17        $    16,807
          500,000    Pay        USD 10Y     Receive       2.74%    Morgan
                                                                   Stanley Co.       3/9/17             21,144
EURO      600,000    Receive    EUR 10Y     Pay           2.21%    Goldman
                                                                   Sachs & Co.       11/12/15               18
EURO    2,400,000    Receive    EUR 10Y     Pay           2.21%    Goldman
                                                                   Sachs & Co.       11/12/15               74
        2,200,000    Receive    USD 2Y      Pay           1.65%    Goldman
                                                                   Sachs & Co.       11/9/15               219
EURO      600,000    Pay        EUR 10Y     Receive       0.80%    Goldman
                                                                   Sachs & Co.       11/12/15            1,001
        2,250,000    Receive    USD 2Y      Pay           1.71%    Morgan
                                                                   Stanley Co.       2/23/16             2,222
EURO      900,000    Pay        EUR 30Y     Receive       0.80%    Goldman
                                                                   Sachs & Co.       1/26/46             3,457
EURO    2,400,000    Pay        EUR 10Y     Receive       0.80%    Morgan
                                                                   Stanley Co.       11/12/15            4,005
EURO      600,000    Receive    EUR 10Y     Pay           1.21%    Goldman
                                                                   Sachs & Co.       11/12/15            6,418
EURO      625,000    Pay        EUR 10Y     Receive       0.97%    Morgan
                                                                   Stanley Co.       2/13/17             9,789
        2,250,000    Pay        USD 2Y      Receive       1.70%    Morgan
                                                                   Stanley Co.       2/23/16            24,534
EURO    2,400,000    Receive    EUR 10Y     Pay           1.21%    Goldman
                                                                   Sachs & Co.       11/12/15           25,670
        2,200,000    Pay        USD 2Y      Receive       1.65%    Goldman
                                                                   Sachs & Co.       11/9/15            28,075
JPY   275,000,000    Receive    JPY 5 Y     Pay           0.96%    Barclays Plc      5/22/20            34,732
EURO      625,000    Receive    EUR 10Y     Pay           0.97%    Morgan
                                                                   Stanley Co.       2/13/17            39,422
JPY   275,000,000    Pay        JPY 5 Y     Receive       0.96%    Barclays Plc      5/22/20            44,772
        1,000,000    Pay        USD 30Y     Receive       2.80%    Goldman
                                                                   Sachs & Co.       5/26/17            77,848
        1,000,000    Receive    USD 30Y     Pay           2.80%    Goldman
                                                                   Sachs & Co.       5/26/17            93,721
EURO      900,000    Receive    EUR 30Y     Pay           0.80%    Goldman
                                                                   Sachs & Co.       1/22/16           208,219
--------------------------------------------------------------------------------------------------------------
                     TOTAL INTEREST RATE SWAPTIONS PURCHASED                                       $   642,147
                                                                                                   -----------
                     (Premiums paid $619,217)                                                      $   642,147
--------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT IN SECURITIES -- 99.7%
                     (Cost $20,989,271) (a)                                                        $20,782,176
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 19

--------------------------------------------------------------------------------------------------------------
        Principal    Pay/       Floating    Pay/          Fixed                      Expiration
       Amount ($)    Receive    Rate        Receive       Rate     Counterparty      Date          Value
--------------------------------------------------------------------------------------------------------------
                     INTEREST RATE SWAPTIONS WRITTEN -- (1.7)%
EURO  (2,500,000)    Receive    EUR 10Y     Pay           0.56%    Goldman
                                                                   Sachs & Co.       1/26/26       $  (171,590)
GBP     (600,000)    Pay        GBP 30Y     Receive       2.30%    Goldman
                                                                   Sachs & Co.       5/26/17           (82,519)
GBP     (600,000)    Receive    GBP 30Y     Pay           2.30%    Goldman
                                                                   Sachs & Co.       5/26/17           (81,905)
EURO  (1,200,000)    Receive    EUR 10Y     Pay           1.71%    Goldman
                                                                   Sachs & Co.       11/12/15            1,029
EURO  (4,800,000)    Receive    EUR 10Y     Pay           1.71%    Goldman
                                                                   Sachs & Co.       11/12/15           (4,116)
EURO  (2,500,000)    Pay        EUR 10Y     Receive       0.56%    Goldman
                                                                   Sachs & Co.       1/22/16            (2,769)
                                                                                                   -----------
                                                                                                   $  (341,870)
--------------------------------------------------------------------------------------------------------------
                     TOTAL INTEREST RATE SWAPTIONS WRITTEN
                     (Premiums received $(325,169))                                                $  (341,870)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        Principal                                                                    Strike        Expiration
       Amount ($)    Description            Counterparty           Price             Date          Value
--------------------------------------------------------------------------------------------------------------
                     CURRENCY CALL OPTIONS WRITTEN -- (0.0)%+
        (130,000)    Call USD Put TRY       Goldman Sachs & Co.      3.70            6/28/16       $    (3,180)
         (80,000)    Call USD Put TRY       Credit Suisse            3.40            11/3/15              (243)
                                                                                                   -----------
                                                                                                   $    (3,423)
--------------------------------------------------------------------------------------------------------------
                     TOTAL CURRENCY CALL OPTIONS WRITTEN
                     (Premiums received $(3,339))                                                  $    (3,423)
--------------------------------------------------------------------------------------------------------------
                     OTHER ASSETS & LIABILITIES -- 2.0%                                            $   411,408
--------------------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0%                                                    $20,848,291
==============================================================================================================

+           Amount rounds to less than 0.1% or (0.1)%

(a) At August 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $20,989,271 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                           $  235,906

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                             (443,001)
                                                                                  ----------
            Net unrealized depreciation                                           $ (207,095)
                                                                                  ==========

(b) Security issued with a zero coupon. Income is earned through accretion of discount. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            CNY      New Chinese Yuan
            EURO     European Euro
            GBP      British Pound Sterling
            JPY      Japanese Yen
            NOK      Norwegian Krone
            TRY      Turkish Lira

(c) All or a portion of this security has been pledged in connection with open futures and swap contracts.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2015 aggregated $5,569,816 and $5,274,118, respectively.

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

------------------------------------------------------------------------------------------------------
                                                                                          Net
Notional                           Obligation                     Expiration   Premiums   Unrealized
Principal ($)    Counterparty      Entity/Index          Coupon   Date         Received   Appreciation
------------------------------------------------------------------------------------------------------
  (2,000,000)    Morgan
                 Stanley Capital   Kingdom of
                 Services LLC      Spain                 1.00%    6/20/20      $ (13,291) $        912
------------------------------------------------------------------------------------------------------

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------
                                                                                Net
Notional                           Obligation            Credit    Expiration   Premiums  Unrealized
Principal ($)(1) Counterparty      Entity/Index   Coupon Rating(2) Date         Paid      Appreciation
------------------------------------------------------------------------------------------------------
EUR1,900,000     Intercontinental  Markit iTraxx
                 Exchange          Europe Index   1.00%  A-        6/20/20      $25,097        $ 8,058
-------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR      Euro

INFLATION RATE SWAP AGREEMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Net
                                                                                                   Unrealized
Notional                                               Pay/               Annual      Expiration   Appreciation
Principal ($)        Counterparty                      Receive  Index     Fixed Rate  Date         (Depreciation)
-----------------------------------------------------------------------------------------------------------------
         498,000     Credit Suisse International       Pay      USCPI     2.138%      3/3/19       $   22,441
         994,250     Credit Suisse International       Pay      USCPI     2.145%      2/7/19           43,225
EUR     (320,000)    Goldman Sachs
                     International                     Pay      EUCPI     0.750%      3/3/20             (459)
EUR     (140,000)    Goldman Sachs
                     International                     Receive  EUCPI     0.825%      12/5/19          (1,674)
EUR     (600,000)    Goldman Sachs
                     International                     Receive  EUCPI     1.209%      2/5/25           (3,337)
EUR      600,000     Goldman Sachs
                     International                     Pay      EUCPI     0.770%      2/5/20            2,453
EUR     (320,000)    Goldman Sachs
                     International                     Receive  EUCPI     1.200%      3/3/25              142
EUR     (367,500)    Morgan Stanley Capital
                     Services LLC                      Receive  EUCPI     1.238%      2/7/19          (15,488)

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 21

------------------------------------------------------------------------------------------------------------
                                                                                               Net
                                                                                               Unrealized
Notional                                         Pay/                 Annual       Expiration  Appreciation
Principal ($)        Counterparty                Receive     Index    Fixed Rate   Date        (Depreciation)
------------------------------------------------------------------------------------------------------------
EUR     (181,000)    Morgan Stanley Capital
                     Services LLC
EUR     (575,000)    Morgan Stanley Capital      Receive     EUCPI    1.210%       3/3/19      $  (7,524)
                     Services LLC
         480,000     Morgan Stanley Capital      Pay         EUCPI    0.525%       1/20/20        (4,797)
                     Services LLC
EUR     (310,000)    Morgan Stanley Capital      Pay         USCPI    1.647%       2/20/20         3,273
                     Services LLC
         338,000     Morgan Stanley Capital      Receive     EUCPI    0.728%       2/26/20          (514)
                     Services LLC
EUR      155,000     Goldman Sachs               Pay         USCPI    1.700%       12/5/19        11,173
                     International
EUR     (155,000)    Goldman Sachs               Pay         EUCPI    0.990%       3/30/20         1,911
                     International
EUR     (275,000)    Morgan Stanley Capital      Receive     EUCPI    1.345%       3/30/25        (2,502)
                     Services LLC
EUR     (300,000)    Morgan Stanley Capital      Receive     EUCPI    1.078%       5/22/19        (3,824)
                     Services LLC
EUR     (900,000)    Goldman Sachs               Receive     EUCPI    0.988%       5/29/19        (2,929)
                     International
GBP      650,000     Goldman Sachs               Receive     EUCPI    1.153%       6/9/20        (17,096)
                     International
EUR      510,000     Goldman Sachs               Pay         UKRPI    2.933%       6/5/20         13,684
                     International
EUR     (598,000)    Morgan Stanley Capital      Pay         EUCPI    1.548%       6/30/25        17,412
                     Services LLC
EUR      350,000     Goldman Sachs               Pay         EUCPI    0.853%       8/17/20        (1,651)
                     International
EUR     (350,000)    Goldman Sachs               Pay         EUCPI    0.839%       8/17/20           691
                     International
GBP      416,000     Morgan Stanley Capital      Receive     EUCPI    0.839%       8/17/25          (312)
                     Services LLC
EUR      200,000     Morgan Stanley Capital      Pay         UKRPI    2.865%       8/13/20         5,040
                     Services LLC
EUR     (575,000)    Morgan Stanley Capital      Pay         EUCPI    1.120%       8/26/25        (2,861)
                     Services LLC
                                                 Receive     EUCPI    1.030%       1/20/25         7,194
------------------------------------------------------------------------------------------------------------
                                                                                                $ 63,671
============================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

       EUCPI      Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA
       USCPI      United States Consumer Price Index
       UKRPI      United Kingdom Retail Price Index
NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:
       EUR        Euro
       GBP        British Pound Sterling

INTEREST RATE SWAP AGREEMENTS

---------------------------------------------------------------------------------------------------------------
                                                                                                   Net
                                                                             Annual                Unrealized
Notional                                    Pay/       Floating              Fixed   Expiration    Appreciation
Principal ($)        Counterparty           Receive    Rate                  Rate    Date         (Depreciation)
---------------------------------------------------------------------------------------------------------------
AUD     (545,000)    Morgan Stanley
                     Capital Services LLC   Receive    LIBOR AUD 3 Month     3.600%  10/16/24      $ (22,898)
AUD     (588,500)    Morgan Stanley
                     Capital Services LLC   Receive    LIBOR AUD 3 Month     3.280%  1/13/25           5,232
AUD     (618,000)    Morgan Stanley
                     Capital Services LLC   Receive    LIBOR AUD 3 Month     3.160%  2/5/25            8,132
AUD     (655,000)    Morgan Stanley
                     Capital Services LLC   Receive    LIBOR AUD 3 Month     3.240%  5/22/25         (11,330)
AUD     (701,000)    Morgan Stanley
                     Capital Services LLC   Receive    LIBOR AUD 3 Month     3.210%  7/23/25         (10,629)
EUR   (1,930,000)    Deutsche Bank          Receive    EURIBOR 6 Month       2.703%  7/9/23         (165,368)
EUR     (970,000)    Deutsche Bank          Receive    EURIBOR 6 Month       1.530%  12/15/64         (8,882)
EUR      400,000     Deutsche Bank          Pay        EURIBOR 6 Month       1.320%  2/16/55          (8,902)
EUR      300,000     Deutsche Bank          Pay        EURIBOR 6 Month       0.290%  2/26/20            (788)
EUR      140,000     Deutsche Bank          Pay        EURIBOR 6 Month       0.410%  12/5/19             852
EUR    1,105,000     Deutsche Bank          Pay        EONIA 1 Day
                                                       Interbank Rate        0.730%  3/20/45        (218,326)
EUR      691,000     Deutsche Bank          Pay        EONIA 1 Day
                                                       Interbank Rate        0.290%  3/20/25         (36,951)
EUR      200,000     Deutsche Bank          Pay        EONIA 1 Day
                                                       Interbank Rate        1.490%  3/20/45           2,372
EUR    1,310,000     Deutsche Bank          Pay        EONIA 1 Day
                                                       Interbank Rate        0.760%  11/25/24         (5,184)
EUR    1,460,000     Deutsche Bank          Pay        EONIA 1 Day
                                                       Interbank Rate        1.890%  7/27/35         (16,994)
EUR   (1,375,000)    Deutsche Bank          Receive    EURIBOR 6 Month       0.920%  3/20/45         252,741
EUR      275,000     Deutsche Bank          Pay        EURIBOR 6 Month       0.270%  5/22/19              71
EUR     (300,000)    Deutsche Bank          Pay        EURIBOR 6 Month       0.260%  5/29/19             (99)
EUR    2,650,000     Deutsche Bank          Pay        EURIBOR 6 Month       0.600%  6/9/19            9,837

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 23

----------------------------------------------------------------------------------------------------------------
                                                                                                    Net
                                                                           Annual                   Unrealized
Notional                                    Pay/      Floating             Fixed     Expiration     Appreciation
Principal ($)        Counterparty           Receive   Rate                 Rate      Date          (Depreciation)
----------------------------------------------------------------------------------------------------------------
EUR      900,000     Deutsche Bank          Pay       EURIBOR 6 Month      0.520%    6/9/20         $  5,857
EUR     (250,000)    Deutsche Bank          Receive   EURIBOR 6 Month      1.650%    3/20/45          (2,476)
EUR     (450,000)    Deutsche Bank          Receive   EURIBOR 6 Month      1.350%    1/26/26          (7,402)
EUR      310,000     Deutsche Bank          Pay       EURIBOR 6 Month      1.820%    12/15/54          2,952
EUR     (230,000)    Deutsche Bank          Receive   EURIBOR 6 Month      1.480%    12/15/64         (1,484)
EUR    1,000,000     Deutsche Bank          Pay       EURIBOR 6 Month      0.560%    7/14/19           2,171
EUR      125,000     Deutsche Bank          Pay       EURIBOR 6 Month      1.520%    2/15/27           1,348
EUR      598,000     Deutsche Bank          Pay       EURIBOR 6 Month      0.380%    8/17/20          (2,175)
EUR     (510,000)    Deutsche Bank          Receive   EURIBOR 6 Month      0.980%    2/16/65          10,779
EUR      184,000     Deutsche Bank          Pay       EURIBOR 6 Month      0.940%    3/3/19            5,866
EUR      372,500     Deutsche Bank          Pay       EURIBOR 6 Month      1.004%    2/7/19           13,172
EUR      660,000     Deutsche Bank          Pay       EURIBOR 6 Month      1.800%    12/15/54          5,368
GBP   (1,100,000)    Deutsche Bank          Receive   LIBOR GBP 6 Month    1.380%    2/5/19            2,864
GBP   (1,100,000)    Deutsche Bank          Receive   LIBOR GBP 6 Month    1.420%    2/8/19              788
GBP     (340,000)    Deutsche Bank          Receive   LIBOR GBP 6 Month    1.960%    5/5/25             (618)
GBP     (665,000)    Deutsche Bank          Receive   LIBOR GBP 6 Month    1.620%    6/5/20           (4,756)
GBP     (434,000)    Deutsche Bank          Receive   LIBOR GBP 6 Month    1.670%    8/13/20          (2,776)
GBP     (350,000)    Deutsche Bank          Receive   LIBOR GBP 6 Month    2.140%    8/20/45           5,343
INR   33,700,000     Barclays Bank Plc      Pay       Mumbai Interbank
                                                      Offer Rate           6.960%    2/12/17            (599)
INR  (14,400,000)    Barclays Bank Plc      Receive   Mumbai Interbank
                                                      Offer Rate           6.560%    2/12/20           4,552
INR   33,700,000     Goldman Sachs                    Mumbai Interbank
                     International          Pay       Offer Rate           6.820%    2/3/17           (3,523)
INR  (14,400,000)    Goldman Sachs                    Mumbai Interbank
                     International          Receive   Offer Rate           6.430%    2/3/20            5,392
INR   40,600,000     Morgan Stanley                   Mumbai Interbank
                     Capital Services LLC   Pay       Offer Rate           6.940%    2/26/17            (793)
INR   33,700,000     Morgan Stanley                   Mumbai Interbank
                     Capital Services LLC   Pay       Offer Rate           6.930%    2/4/17             (906)
INR  (14,400,000)    Morgan Stanley                   Mumbai Interbank
                     Capital Services LLC   Receive   Offer Rate           6.540%    2/4/20            4,344
INR  (17,300,000)    Morgan Stanley                   Mumbai Interbank
                     Capital Services LLC   Receive   Offer Rate           6.560%    2/26/20           4,800
INR   33,200,000     Morgan Stanley                   Mumbai Interbank
                     Capital Services LLC   Pay       Offer Rate           7.010%    3/13/17          (1,065)

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

----------------------------------------------------------------------------------------------------------------
                                                                                                    Net
                                                                            Annual                  Unrealized
Notional                                    Pay/      Floating              Fixed    Expiration     Appreciation
Principal ($)        Counterparty           Receive   Rate                  Rate     Date          (Depreciation)
----------------------------------------------------------------------------------------------------------------
INR  (13,500,000)    Morgan Stanley                   Mumbai Interbank
                     Capital Services LLC   Receive   Offer Rate            6.800%   3/13/20        $ 1,576
INR   20,500,000     Goldman Sachs                    Mumbai Interbank
                     International          Pay       Offer Rate            6.980%   5/27/17           (276)
INR   (9,000,000)    Goldman Sachs                    Mumbai Interbank
                     International          Receive   Offer Rate            6.870%   5/27/20            401
JPY (373,000,000)    Deutsche Bank          Receive   LIBOR JPY 6 Month     0.310%   6/9/19          (6,572)
JPY (136,000,000)    Deutsche Bank          Receive   LIBOR JPY 6 Month     0.280%   7/14/19         (1,663)
JPY  (49,900,000)    Deutsche Bank          Receive   LIBOR JPY 6 Month     0.620%   10/10/24        (5,314)
JPY (137,000,000)    Deutsche Bank          Receive   LIBOR JPY 6 Month     0.320%   2/4/22          (1,074)
JPY  (65,600,000)    Deutsche Bank          Receive   LIBOR JPY 6 Month     2.010%   2/17/45          2,376
JPY  (65,600,000)    Deutsche Bank          Receive   LIBOR JPY 6 Month     1.990%   2/17/45          3,028
JPY   54,700,000     Deutsche Bank          Pay       LIBOR JPY 6 Month     1.900%   2/17/35          1,765
JPY   54,700,000     Deutsche Bank          Pay       LIBOR JPY 6 Month     1.920%   2/19/35          2,320
KRW  768,000,000     Goldman Sachs                    South Korea Overnight
                     International          Pay       Interbank Rate        2.100%   2/3/25           1,637
NOK    2,826,000     Deutsche Bank          Pay       Norwegian Interbank
                                                      Offer Rate 6 Month    1.790%   10/23/17         5,398
NOK    3,000,000     Morgan Stanley                   Norwegian Interbank
                     Capital Services LLC   Pay       Offer Rate 6 Month    1.630%   11/12/17         4,650
NOK    2,826,000     Morgan Stanley                   Norwegian Interbank
                     Capital Services LLC   Pay       Offer Rate 6 Month    1.760%   10/28/17         5,248
NOK    2,550,000     Goldman Sachs                    Norwegian Interbank
                     International          Pay       Offer Rate 6 Month    1.020%   3/21/18            205
NZD      711,000     Morgan Stanley                   NZD Bank Bill
                     Capital Services LLC   Pay       3 Month               3.760%   2/7/25          (5,385)
NZD      702,000     Morgan Stanley                   NZD Bank Bill
                     Capital Services LLC   Pay       3 Month               3.850%   1/13/25         (3,732)
NZD    5,977,000     Goldman Sachs                    NZD Bank Bill
                     International          Pay       3 Month               3.090%   6/29/17         19,458
NZD   (5,098,000)    Goldman Sachs                    NZD Bank Bill
                     International          Receive   3 Month               3.450%   6/29/20        (55,127)
NZD    1,408,000     Goldman Sachs                    NZD Bank Bill
                     International          Pay       3 Month               3.940%   6/29/25         29,196
SEK    3,310,000     Barclays Bank Plc      Pay       LIBOR SEK 3 Month     0.390%   10/28/16         4,566
SEK    5,040,000     Barclays Bank Plc      Pay       LIBOR SEK 3 Month     0.550%   9/18/16          9,056
SEK    4,800,000     Barclays Bank Plc      Pay       LIBOR SEK 3 Month     0.620%   8/20/16          5,630
SEK    4,800,000     Morgan Stanley
                     Capital Services LLC   Pay       LIBOR SEK 3 Month     0.620%   8/13/16          5,388

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 25

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Net
                                                                            Annual                  Unrealized
Notional                                    Pay/      Floating              Fixed    Expiration     Appreciation
Principal ($)        Counterparty           Receive   Rate                  Rate     Date          (Depreciation)
-----------------------------------------------------------------------------------------------------------------
SEK    4,800,000     Morgan Stanley
                     Capital Services LLC   Pay       LIBOR SEK 3 Month     0.630%   8/14/16        $  5,417
SEK    2,075,000     Barclays Bank Plc      Pay       LIBOR SEK 3 Month     0.760%   6/22/20           4,154
SEK    2,390,000     Goldman Sachs
                     International          Pay       LIBOR SEK 3 Month     0.650%   7/16/20           2,956
SEK    4,900,000     Barclays Bank Plc      Pay       LIBOR SEK 3 Month     0.500%   8/11/20             738
SEK    2,252,000     Barclays Bank Plc      Pay       LIBOR SEK 3 Month     0.460%   8/21/20            (330)
        (410,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     0.640%   10/28/16           (690)
      (1,690,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     3.040%   11/28/22        (24,683)
       3,150,000     Deutsche Bank          Pay       LIBOR USD 3 Month     1.810%   1/23/19           5,262
CAD   (1,154,000)    Goldman Sachs                    Canadian 3 Month
                     International          Receive   Prime Lending Rate    1.270%   7/17/20          (7,437)
CAD      606,000     Goldman Sachs                    Canadian 3 Month
                     International          Pay       Prime Lending Rate    2.060%   7/17/25           7,104
CAD   (1,154,000)    Goldman Sachs                    Canadian 3 Month
                     International          Receive   Prime Lending Rate    1.260%   7/17/20          (7,009)
CAD      606,000     Goldman Sachs                    Canadian 3 Month
                     International          Receive   Prime Lending Rate    2.060%   7/17/25           7,104
CAD    2,128,026     Credit Suisse          Pay       Canadian 3 Month
                                                      Prime Lending Rate    0.680%   8/21/17            (676)
CAD    2,128,026     Credit Suisse          Pay       Canadian 3 Month
                                                      Prime Lending Rate    0.660%   8/21/17          (1,519)
MYR    5,300,000     Goldman Sachs                    Malaysian Overnight
                     International          Pay       Policy Rate           4.440%   7/8/25          (10,783)
MYR  (25,300,000)    Goldman Sachs                    Malaysian Overnight
                     International          Receive   Policy Rate           3.800%   7/8/17           31,289
       1,800,000     Deutsche Bank          Pay       LIBOR USD 3 Month     1.590%   2/10/19           8,083
      (1,015,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.599%   2/7/19          (11,031)
        (508,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.570%   3/3/19          (11,853)
        (350,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.750%   12/5/19          (5,020)
        (630,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     0.770%   9/18/16          (5,793)
        (500,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.710%   2/26/20          (3,931)
        (340,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.520%   11/12/17         (3,396)
        (371,500)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.420%   10/28/17         (3,221)
        (625,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     0.670%   8/13/16          (1,043)
        (625,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     0.670%   8/14/16            (590)
        (371,500)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.370%   10/23/17         (2,866)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

----------------------------------------------------------------------------------------------------------------
                                                                                                    Net
                                                                            Annual                  Unrealized
Notional                                    Pay/      Floating              Fixed    Expiration     Appreciation
Principal ($)        Counterparty           Receive   Rate                  Rate     Date          (Depreciation)
----------------------------------------------------------------------------------------------------------------
        (625,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     0.640%   8/20/16       $    (685)
      (1,630,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     2.340%   1/23/23          19,411
       3,130,000     Deutsche Bank          Pay       LIBOR USD 3 Month     2.250%   11/28/18         36,998
      (2,220,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.440%   2/6/20            6,291
        (259,500)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.820%   6/19/20          (3,427)
        (330,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.770%   2/6/20           (3,841)
        (286,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.830%   7/16/20          (3,423)
        (574,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.750%   8/11/20          (3,835)
        (270,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.690%   8/21/20          (1,177)
        (100,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     2.540%   3/13/27             804
      (1,000,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.270%   11/11/17         (5,121)
        (700,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     1.470%   2/25/18          (3,862)
         530,000     Deutsche Bank          Pay       LIBOR USD 3 Month     2.220%   5/6/25            3,283
        (680,000)    Deutsche Bank          Receive   LIBOR USD 3 Month     2.730%   2/15/41          (1,859)
       1,380,000     Deutsche Bank          Pay       LIBOR USD 3 Month     3.985%   7/9/23           84,352
----------------------------------------------------------------------------------------------------------------
                                                                                                   $ (63,191)
================================================================================================================

       Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          AUD         Australian Dollar
          CAD         Canadian Dollar
          EUR         Euro
          GBP         British Pound Sterling
          INR         Indian Rupee
          JPY         Japanese Yen
          KRW         South Korean Won
          MYR         Malaysian Ringgit
          NOK         Norwegian Krone
          NZD         New Zealand Dollar
          SEK         Swedish Krone

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 27

The following is a summary of the inputs used as of August 31, 2015, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                       Level 1       Level 2           Level 3  Total
-------------------------------------------------------------------------------------------
U.S. Government and
   Agency Obligations                  $         --  $    13,382,144   $    --  $13,382,144
Foreign Government Bonds                         --        6,713,875        --    6,713,875
Currency Call Options Purchased                  --           31,417        --       31,417
Currency Put Options Purchased                   --           12,593        --       12,593
Interest Rate Swaptions Purchased                --          642,147        --      642,147
-------------------------------------------------------------------------------------------
Total                                  $         --  $    20,782,176   $    --  $20,782,176
===========================================================================================
Other Financial Instruments
Net unrealized appreciation on
   futures contracts                   $     59,415  $            --   $    --  $    59,415
Net unrealized appreciation on
   forward foreign currency contracts            --          151,803        --      151,803
Net unrealized depreciation on
   forward foreign currency contracts            --         (259,105)       --     (259,105)
Net unrealized appreciation on
   credit default swap contracts                 --            8,970        --        8,970
Net unrealized appreciation on
   inflation rate swaps                          --           63,671        --       63,671
Net unrealized depreciation on
   interest rate swaps                           --          (63,191)       --      (63,191)
Interest rate swaptions written                  --         (341,870)       --     (341,870)
Currency call options written                    --           (3,423)       --       (3,423)
-------------------------------------------------------------------------------------------
Total Other Financial Instruments      $     59,415  $      (443,145)  $    --  $  (383,730)
===========================================================================================


During the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of August 31, 2015.


---------------------------------------------------------------------------------------
                                       Level 1       Level 2        Level 3  Total
---------------------------------------------------------------------------------------
Assets:
Futures collateral                     $     --      $ 314,342      $    --  $ 314,342
Foreign cash, at value
   (cost $184,883)                           --        182,672           --    182,672
Centrally cleared swap collateral            --        223,989           --    223,989
Liabilities:
Variation margin for centrally
   cleared swap contracts                    --        (26,799)          --    (26,799)
Variation margin for
   futures contracts                    (10,749)            --           --    (10,749)
Swap collateral                              --       (245,516)          --   (245,516)
---------------------------------------------------------------------------------------
Total                                  $(10,749)     $ 448,688      $    --  $ 437,939
=======================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Statement of Assets and Liabilities | 8/31/15

ASSETS:
   Investment in securities, at value (cost $20,989,271)                  $20,782,176
   Cash                                                                       410,747
   Foreign currencies, at value (cost $184,883)                               182,672
   Futures collateral                                                         314,342
   Swap collateral                                                            223,989
   Receivables --
      Investment securities sold                                            1,835,938
      Fund shares sold                                                             59
      Interest                                                                 40,403
      Swap contracts receivable                                                12,515
      Futures receivable                                                       12,477
      Due from Pioneer Investment Management, Inc.                             29,100
      Swap contracts, premiums paid                                            11,806
   Net unrealized appreciation on forward foreign currency contracts          151,803
   Net unrealized appreciation on futures contracts                            59,415
   Net unrealized appreciation on swap contracts                                9,450
   Other assets                                                                26,809
-------------------------------------------------------------------------------------
         Total assets                                                     $24,103,701
=====================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                     $ 2,247,906
      Trustee fees                                                              1,126
   Swap collateral                                                            245,516
   Written options and written swaptions (premiums received $328,508)         345,293
   Variation margin for futures contracts                                      10,749
   Variation margin for centrally cleared swap contracts                       26,799
   Net unrealized depreciation on forward foreign currency contracts          259,105
   Due to affiliates                                                           12,910
   Accrued expenses                                                           106,006
-------------------------------------------------------------------------------------
         Total liabilities                                                $ 3,255,410
=====================================================================================
NET ASSETS:
   Paid-in capital                                                        $21,531,975
   Undistributed net investment income                                        451,416
   Accumulated net realized loss on investments, futures contracts,
      swap contracts, written options and foreign currency transactions      (870,715)
   Net unrealized depreciation on investments                                (207,095)
   Net unrealized appreciation on futures contracts                            59,415
   Net unrealized appreciation on swap contracts                                9,450
   Net unrealized depreciation on written options and written swaptions       (16,785)
   Net unrealized depreciation on forward foreign currency contracts
      and other assets and liabilities denominated in foreign currencies     (109,370)
-------------------------------------------------------------------------------------
         Total net assets                                                 $20,848,291
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $7,543,761/779,851 shares)                           $      9.67
   Class C (based on $6,809,863/707,353 shares)                           $      9.63
   Class K (based on $10,060/1,037 shares)                                $      9.70
   Class Y (based on $6,484,607/669,189 shares)                           $      9.69
MAXIMUM OFFERING PRICE:
   Class A ($9.67 (divided by) 95.5%)                                     $     10.13
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 29

Statement of Operations

For the year ended 8/31/15

INVESTMENT INCOME:
   Interest                                                   $   78,484
-------------------------------------------------------------------------------------
         Total investment income                                           $   78,484
-------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                            $  121,171
   Distribution fees
      Class A                                                     17,141
      Class C                                                     68,381
   Transfer agent fees
      Class A                                                        472
      Class C                                                        451
      Class Y                                                        286
   Shareholder communication expense                               1,731
   Administrative reimbursements                                  23,734
   Custodian fees                                                 83,701
   Registration fees                                              76,266
   Professional fees                                             106,936
   Printing expense                                               42,345
   Fees and expenses of nonaffiliated Trustees                     6,516
   Pricing fees                                                   60,671
   Miscellaneous                                                  25,432
-------------------------------------------------------------------------------------
      Total expenses                                                       $  635,234
      Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                 (394,284)
-------------------------------------------------------------------------------------
      Net expenses                                                         $  240,950
-------------------------------------------------------------------------------------
         Net investment loss                                               $ (162,466)
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, WRITTEN SWAPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                             $ (360,395)
      Swap contracts                                            (237,337)
      Futures contracts                                         (334,329)
      Written options and written swaptions                       71,346
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies     1,306,790   $  446,075
-------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                             $ (337,698)
      Swap contracts                                              34,783
      Futures contracts                                          210,458
      Written options and written swaptions                     (112,263)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies      (379,312)  $ (584,032)
-------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments, swap contracts, written options, written swaptions, futures contracts and
      foreign currency transactions                                        $ (137,957)
-------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    $ (300,423)
=====================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                                       Year
                                                                      Ended       1/30/14 (a)
                                                                    8/31/15       to 8/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                              $  (162,466)  $     (51,724)
Net realized gain (loss) on investments, swap contracts,
   futures contracts, written options, written swaptions and
   foreign currency transactions                                     446,075        (524,241)
Change in net unrealized appreciation (depreciation) on
   investments, swap contracts, futures contracts, written
   options, written swaptions and foreign currency transactions     (584,032)        319,647
--------------------------------------------------------------------------------------------
         Net decrease in net assets resulting from operations    $  (300,423)  $    (256,318)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.00 per share, respectively)          $   (58,842)  $          --
      Class C ($0.02 and $0.00 per share, respectively)              (13,546)             --
      Class K* ($0.00 and $0.00 per share, respectively)                  --              --
      Class Y ($0.11 and $0.00 per share, respectively)              (75,000)             --
--------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $  (147,388)  $          --
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:(b)
Net proceeds from sale of shares                                 $ 2,868,119   $  20,044,447
Reinvestment of distributions                                          1,055              --
Cost of shares repurchased                                        (1,359,740)         (1,461)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                      $ 1,509,434   $  20,042,986
--------------------------------------------------------------------------------------------
      Net increase in net assets                                 $ 1,061,623   $  19,786,668
NET ASSETS:
Beginning of year                                                 19,786,668              --
--------------------------------------------------------------------------------------------
End of year                                                      $20,848,291   $  19,786,668
--------------------------------------------------------------------------------------------
Undistributed net investment income
   (Accumulated net investment loss)                             $   451,416   $    (120,897)
============================================================================================

(a)  Class A, Class C and Class Y shares commenced operations on January 30,
     2014.

(b) At August 31, 2015 PIM owned 92.7% of the value of the outstanding shares of Pioneer Absolute Return Bond Fund.

*    Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 31

--------------------------------------------------------------------------------
                                Year       Year
                                Ended      Ended         1/30/14*    1/30/14*
                                8/31/15    8/31/15       to 8/31/14  to 8/31/14
                                Shares     Amount        Shares      Amount
--------------------------------------------------------------------------------
Class A*
Shares sold                      232,901   $ 2,278,455   668,740     $ 6,687,114
Reinvestment of distributions         39           375        --              --
Less shares repurchased         (121,682)   (1,179,105)     (147)         (1,461)
--------------------------------------------------------------------------------
      Net increase               111,258   $ 1,099,725   668,593     $ 6,685,653
================================================================================
Class C*
Shares sold                       56,774   $   555,464   666,667     $ 6,666,667
Reinvestment of distributions         70           680        --              --
Less shares repurchased          (16,158)     (156,514)       --              --
--------------------------------------------------------------------------------
      Net increase                40,686   $   399,630   666,667     $ 6,666,667
================================================================================
Class K**
Shares sold                        1,037   $    10,000        --     $        --
Reinvestment of distributions         --            --        --              --
Less shares repurchased               --            --        --              --
--------------------------------------------------------------------------------
      Net increase                 1,037   $    10,000        --     $        --
================================================================================
Class Y*
Shares sold                        2,522   $    24,200   669,096     $ 6,690,666
Reinvestment of distributions         --            --        --              --
Less shares repurchased           (2,429)      (24,121)       --              --
--------------------------------------------------------------------------------
      Net increase                    93   $        79   669,096     $ 6,690,666
================================================================================

*    Class A, Class C and Class Y shares commenced operations on January 30,
     2014.

**   Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Financial Highlights

---------------------------------------------------------------------------------------
                                                              Year
                                                              Ended      1/30/14
                                                              8/31/15    to 8/31/14
---------------------------------------------------------------------------------------
Class A
 Net asset value, beginning of period                         $  9.88    $ 10.00
---------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                               $ (0.03)   $ (0.02)
   Net realized and unrealized gain (loss) on investments       (0.09)     (0.10)
---------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $ (0.12)   $ (0.12)
---------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                      $ (0.09)   $    --
---------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $ (0.21)   $ (0.12)
---------------------------------------------------------------------------------------
 Net asset value, end of period                               $  9.67    $  9.88
=======================================================================================
 Total return*                                                  (1.24)%    (1.20)%***
 Ratio of net expenses to average net assets                     1.03%      1.01%**
 Ratio of net investment income (loss) to average net assets    (0.58)%    (0.29)%**
 Portfolio turnover rate                                           99%          62%**
 Net assets, end of period (in thousands)                     $ 7,544    $ 6,606
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          2.98%      2.61%**
   Net investment income (loss) to average net assets           (2.53)%    (1.89)%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 33

---------------------------------------------------------------------------------------
                                                              Year
                                                              Ended      1/30/14
                                                              8/31/15    to 8/31/14
---------------------------------------------------------------------------------------
Class C
 Net asset value, beginning of period                         $  9.84    $   10.00
---------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                               $ (0.13)   $   (0.06)
   Net realized and unrealized gain (loss) on investments       (0.06)       (0.10)
---------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $ (0.19)   $   (0.16)
---------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                      $ (0.02)   $      --
---------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $ (0.21)       (0.16)
---------------------------------------------------------------------------------------
 Net asset value, end of period                               $  9.63         9.84
=======================================================================================
 Total return*                                                  (1.94)%      (1.60)%***
 Ratio of net expenses to average net assets                     1.78%        1.75%**
 Ratio of net investment income (loss) to average net assets    (1.41)%      (1.03)%**
 Portfolio turnover rate                                           99%          62%**
 Net assets, end of period (in thousands)                     $ 6,810    $   6,559
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          3.73%        3.35%**
   Net investment income (loss) to average net assets           (3.36)%      (2.63)%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------
                                                               12/31/14
                                                               to 8/31/15
------------------------------------------------------------------------------
Class K
 Net asset value, beginning of period                          $    9.64
------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                                $   (0.09)
   Net realized and unrealized gain (loss) on investments           0.15(a)
------------------------------------------------------------------------------
 Net increase (decrease) from investment operations            $    0.06
------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                       $      --
------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $    0.06
------------------------------------------------------------------------------
 Net asset value, end of period                                $    9.70
==============================================================================
 Total return*                                                      0.62%***
 Ratio of net expenses to average net assets                        0.75%**
 Ratio of net investment income (loss) to average net assets       (1.34)%**
 Portfolio turnover rate                                              99%
 Net assets, end of period (in thousands)                      $      10
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             2.70%**
   Net investment income (loss) to average net assets              (3.29)%**
==============================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 35

---------------------------------------------------------------------------------------
                                                              Year
                                                              Ended      1/30/14
                                                              8/31/15    to 8/31/14
---------------------------------------------------------------------------------------
Class Y
 Net asset value, beginning of period                         $  9.90    $   10.00
---------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                               $ (0.04)   $   (0.00)(a)
   Net realized and unrealized gain (loss) on investments       (0.06)       (0.10)
---------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $ (0.10)   $   (0.10)
---------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                      $ (0.11)   $      --
---------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $ (0.21)   $   (0.10)
---------------------------------------------------------------------------------------
 Net asset value, end of period                               $  9.69    $    9.90
=======================================================================================
 Total return*                                                  (0.98)%      (1.00)%***
 Ratio of net expenses to average net assets                     0.75%        0.75%**
 Ratio of net investment income (loss) to average net assets    (0.39)%      (0.03)%**
 Portfolio turnover rate                                           99%          62%**
 Net assets, end of period (in thousands)                     $ 6,485    $   6,621
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.70%        2.36%**
   Net investment income (loss)                                 (2.34)%      (1.64)%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Notes to Financial Statements | 8/31/15

1.   Organization and Significant Accounting Policies

Pioneer Absolute Return Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y shares commenced operations on January 30, 2014. Class K shares commenced operations on December 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services,

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 37 which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At August 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

38 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2015 was $314,342. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 39 contracts may not directly correlate to changes in value of the underlying securities. The average value of contracts open during the year ended August 31, 2015 was $(6,871,174).

     At August 31, 2015, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                                 Number of                                  Unrealized
                                 Contracts      Settlement                  Appreciation/
     Type                        Long/(Short)   Month        Value          (Depreciation)
     ------------------------------------------------------------------------------------
     F/C Australia 10 yr
       Bond Future                15             9/15        $ 1,375,995    $ 27,166
     F/C Euro Bond Future          8             9/15          1,375,605     (13,574)
     F/C Euro BUXL 30yr
       Bond Future                (9)            9/15         (1,532,292)     25,519
     F/C Euro OAT Future         (13)            9/15         (2,156,802)     37,627
     F/C Euro BTP Future         (24)            9/15         (3,643,751)    (14,973)
     F/C U.S. Ultra Bond (CBT)     7            12/15          1,108,844      (2,350)
     ------------------------------------------------------------------------------------
                                                             $(3,472,401)   $ 59,415
     ====================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

40 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2015, the Fund reclassified $882,167 to increase undistributed net investment income and $882,167 to increase accumulated net realized loss on investments, futures contracts, swap contracts, written options and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2015, the Fund was permitted to carry forward indefinitely $347,935 of short-term losses and $490,531 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     There were no distributions paid during the year ended August 31, 2014. The tax character of distributions during the year ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $147,388
     ---------------------------------------------------------------------------
          Total                                                         $147,388
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $ 362,041
     Capital loss carryforward                                          (838,466)
     Unrealized depreciation                                            (207,259)
     ---------------------------------------------------------------------------
          Total                                                        $(683,684)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to credit default swaps and the mark to market of futures contracts and credit default swaps.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $137 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2015.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 41

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K or Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining

42 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written option contracts open during the year ended August 31, 2015 was $(9,773). Written option contracts outstanding at August 31, 2015 are listed in the schedule of investments.

     The Fund held two written options that were open at August 31, 2015. If the options were exercised at August 31, 2015, the maximum amount the Fund would have been required to pay was $3,339.

     Transactions in written options for the year ended August 31, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                                        Number of       Premium
                                                        Contracts       Received
     ---------------------------------------------------------------------------

     Options open at beginning of period                  (980,000)     $(11,362)
     Options opened                                     (1,980,000)      (66,987)
     Options exercised                                     200,000         7,360
     Options closed                                             --            --
     Options expired                                     2,550,000        67,650
     ---------------------------------------------------------------------------
     Options open at end of period                        (210,000)     $ (3,339)
     ===========================================================================

K.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 43 value of purchased options open during the year ended August 31, 2015 was $88,134. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

L.   Written Interest Rate Swaptions

     The Fund may enter into interest rate swaptions to seek to manage exposure to fluctuations in interest rates or to seek to enhance yield. A swaption grants the right but not the obligation to enter into the underlying swap at a future specified date.

     When the Fund writes a swaption, the Fund receives a premium and becomes obligated to enter into a swap contract according to the terms of the underlying agreement. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the written swaption. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written swaption is exercised, the cost basis of the swap is adjusted by the amount of premium received. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

     Open interest rate swaption contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of written swaption contracts open during the year ended August 31, 2015 was $(150,446).

     The Fund held six interest rate swaptions that were open at August 31, 2015. If the swaptions were exercised at August 31, 2015, the maximum amount the Fund would have been required to pay was $325,169.

     Transactions in interest rate swaptions for the year ended August 31, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                                       Number of      Premium
                                                       Contracts      Received
     ---------------------------------------------------------------------------
     Options open at beginning of period                (7,600,000)   $(200,002)
     Options opened                                    (18,050,000)    (505,081)
     Options exercised                                  11,450,000      377,228
     Options closed                                            --            --
     Options expired                                     2,000,000        2,686
     ---------------------------------------------------------------------------
     Options open at end of period                     (12,200,000)   $(325,169)
     ===========================================================================

44 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

M.   Purchased Interest Rate Swaptions

     The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the year ended August 31, 2015 was $375,891. Purchased swaptions open at period end are listed at the end of the Fund's Schedule of Investments.

N.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 45

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Open credit default swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended August 31, 2015 was $(22,665).

O.   Cross Currency Swap Contracts

     The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

46 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

     Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

     There were no open cross currency swap contracts at August 31, 2015. The average value of cross currency swap contracts open during the year ended August 31, 2015 was $(48,167).

P.   Inflation Rate Swap Contracts

     The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

     Inflation rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

     Open inflation rated swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of inflation rate swap contracts open during the year ended August 31, 2015 was $34,685.

Q.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 47

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of interest swap contracts open during the year ended August 31, 2015 was $(72,720).

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.60% of the average daily net assets of the Fund.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15%, 1.90%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2017. Fees waived and expenses reimbursed during the year ended August 31, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,673 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2015, such out-of-pocket expenses by class of shares were as follows:

48 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $  718
Class C                                                                    1,010
Class Y                                                                        3
--------------------------------------------------------------------------------
  Total                                                                   $1,731
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $285 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at August 31, 2015.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $952 in distribution fees payable to PFD at August 31, 2015.

In addition, redemptions of each class of shares (except Class K or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2015, no CDSCs were paid to PFD.

5.   Forward Foreign Currency Contracts

At August 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended August 31, 2015 was $(5,840,675).

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 49

Open forward foreign currency contracts at August 31, 2015 were as follows:


------------------------------------------------------------------------------------------------------------
                                                                                                Net
Currency             Quantity     Currency         Quantity                       Settlement    Unrealized
Purchased            Purchased    Sold             Sold           Counterparty    Date          Appreciation
------------------------------------------------------------------------------------------------------------
USD                    120,000    INR (Indian         7,788,000   Barclays Plc    9/22/15       $ 3,074
                                  Rupee)
USD                    760,000    CNY (Chinese        4,873,310   Morgan          3/7/16            5,667
                                  Yuan Renminbi)                  Stanley Co.
EUR (Euro)             260,000    AUD (Austrialian      396,570   Morgan          10/16/15         10,439
                                  Dollar)                         Stanley Co.
GBP (British           180,000    AUD (Austrialian      374,264   Credit Suisse   10/16/15         10,292
Pound Sterling)                   Dollar)
CAD (Canadian          200,000    MXN (Mexican        2,517,394   Credit Suisse   10/16/15          1,663
Dollar)                           Dollar)
JP (Japanese Yen)   62,251,704    USD                   502,000   Morgan          10/16/15         12,141
                                                                  Stanley Co.
JP (Japanese Yen)   58,061,094    USD                   470,746   Credit Suisse   10/16/15          8,785
USD                    290,000    CAD (Canadian         373,003   Morgan          10/16/15          6,864
                                  Dollar)                         Stanley Co.
EUR (Euro)             350,000    USD                   389,327   Morgan          10/16/15          4,060
                                                                  Stanley Co.
GBP (British           100,000    CHF (Swiss Franc)     146,439   Credit Suisse   10/16/15          1,639
Pound Sterling)
USD                    628,996    NOK (Norwegian      5,095,000   Credit Suisse   10/16/15         14,093
                                  Krone)
USD                    119,669    NZD (New             180,000    Credit Suisse   10/16/15          5,973
                                  Zealand Dollar)
USD                    408,155    ZAR (South          5,278,548   Morgan          10/16/15         13,092
                                  African Rand)                   Stanley Co.
USD                    174,349    AUD (Austrialian     233,290    Credit Suisse   10/16/15          8,579
                                  Dollar)
SEK (Swedish           540,411    NOK (Norwegian       520,000    Credit Suisse   10/16/15          1,335
Krona)                            Krone)
USD                    150,000    CAD (Canadian        194,292    Credit Suisse   10/16/15          2,519
                                  Dollar)
NZD (New               226,672    AUD (Austrialian     200,000    Morgan          10/16/15          1,062
Zealand Dollar)                   Dollar)                         Stanley Co.
EUR (Euro)             213,096    GBP (British         149,228    Credit Suisse   10/16/15         10,504
                                  Pound Sterling)
GBP (British           140,000    NZD (New             336,917    Credit Suisse   10/16/15          2,035
Pound Sterling)                   Zealand Dollar)
EUR (Euro)             200,000    HUN (Hungarian     62,155,831   Credit Suisse   10/16/15          2,308
                                  Forint)
PLN (Polish Zloty)     539,418    USD                  140,000    Morgan          10/16/15          2,812
                                                                  Stanley Co.
USD                    150,000    MXN (Mexican       2,470,079    Morgan          10/16/15          2,671
                                  Dollar)                         Stanley Co.
USD                    190,939    EUR (Euro)           165,000    Credit Suisse   10/16/15          5,484
EUR (Euro)             250,000    USD                  275,811    Credit Suisse   10/16/15          5,180
EUR (Euro)             220,000    SGD (Singapore       344,346    Credit Suisse   10/16/15          3,507
                                  Dollar)
USD                    164,374    AUD (Austrialian     230,000    Morgan          10/16/15            942
                                  Dollar)                         Stanley Co.
USD                    277,281    GBP (British         180,000    Credit Suisse   10/16/15          1,047
                                  Pound Sterling)
USD                    140,000    INR (Indian        9,221,520    Morgan          9/21/15           1,523
                                  Rupee)                          Stanley Co.
USD                    140,000    KRW (South       165,413,500    Morgan          3/2/16              582
                                  Korean Won)                     Stanley Co.

50 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

-----------------------------------------------------------------------------------------------------------
                                                                                               Net
Currency             Quantity     Currency             Quantity                    Settlement  Unrealized
Purchased            Purchased    Sold                 Sold          Counterparty  Date        Appreciation
-----------------------------------------------------------------------------------------------------------
CAD (Canadian        176,981      NZD (New               210,000     Morgan        10/16/15    $   1,695
Dollar)                           Zealand Dollar)                    Stanley Co.
USD                  100,000      TWD (Taiwan          3,238,430     Morgan        12/1/15           236
                                  Dollar)                            Stanley Co.
-----------------------------------------------------------------------------------------------------------
                                                                                               $ 151,803
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                               Net
Currency             Quantity     Currency             Quantity                    Settlement  Unrealized
Purchased            Purchased    Sold                 Sold          Counterparty  Date        Depreciation
-----------------------------------------------------------------------------------------------------------
INR (Indian           7,780,800   USD                      120,000   Credit Suisse 9/22/15     $ (3,183)
Rupee)
CNY (Chinese          2,364,360   USD                      380,000   Barclays Plc  3/7/16       (14,024)
Yuan Renminbi)
CNY (Chinese          2,363,220   USD                      380,000   Credit Suisse 3/7/16       (14,200)
Yuan Renminbi)
INR (Indian           9,135,000   USD                      140,000   Barclays Plc  9/21/15       (2,823)
Rupee)
MXN (Mexican          2,512,428   CAD (Canadian            200,000   Morgan        10/16/15      (1,960)
Dollar)                           Dollar)                            Stanley Co.
HUN (Hungarian       62,574,751   EUR (Euro)               200,000   Morgan        10/16/15        (808)
Forint)                                                              Stanley Co.
AUD (Austrialian        310,156   EUR (Euro)               200,000   Credit Suisse 10/16/15      (4,404)
Dollar)
JP (Japanese Yen)    36,637,677   EUR (Euro)               270,000   Credit Suisse 10/16/15        (877)
GBP (British             85,337   EUR (Euro)               120,000   Morgan        10/16/15      (3,914)
Pound Sterling)                                                      Stanley Co.
CHF (Swiss Franc)       104,794   USD                      111,273   Credit Suisse 10/16/15      (2,625)
USD                     442,000   JPY (Japanese         53,899,421   Morgan        10/16/15      (3,159)
                                  Yen)                               Stanley Co.
USD                   1,236,509   JPY (Japanese        151,955,472   Credit Suisse 10/16/15     (18,502)
                                  Yen)
CAD (Canadian           567,352   USD                      440,000   Morgan        10/16/15      (9,339)
Dollar)                                                              Stanley Co.
USD                      42,533   SEK (Swedish             360,000   Credit Suisse 10/16/15        (163)
                                  Krona)
USD                   6,125,082   EUR (Euro)             5,543,142   Morgan        10/16/15    (105,212)
                                                                     Stanley Co.
NOK (Norwegian        1,680,000   SEK (Swedish           1,739,101   Morgan        10/16/15      (3,500)
Krone)                            Krona)                             Stanley Co.
NZD (New                180,000   USD                      116,958   Credit Suisse 10/16/15      (3,261)
Zealand Dollar)
ZAR (South            3,910,814   USD                      310,000   Morgan        10/16/15     (17,302)
African Rand)                                                        Stanley Co.
AUD (Austrialian        379,466   GBP (British             180,000   Morgan        10/16/15      (6,595)
Dollar)                           Pound Sterling)                    Stanley Co.
GBP (British             92,582   EUR (Euro)               130,000   Credit Suisse 10/16/15      (4,035)
Pound Sterling)
NZD (New                328,082   GBP (British             140,000   Credit Suisse 10/16/15      (7,616)
Zealand Dollar)                   Pound Sterling)
PLN (Polish Zloty)      263,279   USD                       70,000   Credit Suisse 10/16/15       (296)
USD                      70,000   PLN (Polish Zloty)       264,677   Credit Suisse 10/16/15        (74)
USD                     140,000   PLN (Polish Zloty)       531,049   Morgan        10/16/15       (597)
                                                                     Stanley Co.
MXN (Mexican          2,432,939   USD                      150,000   Morgan        10/16/15     (4,887)
Dollar)                                                              Stanley Co.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 51

-------------------------------------------------------------------------------------------------------------
                                                                                                 Net
Currency           Quantity       Currency                Quantity                   Settlement  Unrealized
Purchased          Purchased      Sold                        Sold   Counterparty    Date        Depreciation
-------------------------------------------------------------------------------------------------------------
SGD (Singapore          341,590   EUR (Euro)               220,000   Credit Suisse   10/16/15    $  (5,458)
Dollar)
AUD (Austrialian        170,000   USD                      124,712   Morgan          10/16/15       (3,915)
Dollar)                                                              Stanley Co.
GBP (British             90,000   USD                      140,604   Morgan          10/16/15       (2,487)
Pound Sterling)                                                      Stanley Co.
NOK (Norwegian        2,500,000   USD                      302,462   Morgan          10/16/15         (743)
Krone)                                                               Stanley Co.
NZD (New                210,000   CAD (Canadian            181,449   Credit Suisse   10/16/15       (5,087)
Zealand Dollar)                   Dollar)
GBP (British             90,000   USD                      141,162   Credit Suisse   10/16/15       (3,045)
Pound Sterling)
USD                      82,938   CNY (Chinese             543,037   Goldman         2/24/16        (1,167)
                                  Yuan Renminbi)                     Sachs & Co.
USD                      57,062   CNY (Chinese             373,798   Morgan          2/24/16          (832)
                                  Yuan Renminbi)                     Stanley Co.
USD                     140,000   CNY (Chinese             923,650   Barclays Plc    2/29/16        (3,015)
                                  Yuan Renminbi)
-------------------------------------------------------------------------------------------------------------
                                                                                                 $(259,105)
=============================================================================================================

6.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2015, the Fund's expenses were not reduced under such arrangements.

7.   Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the

52 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2015.

----------------------------------------------------------------------------------------------
                    Derivative
                    Assets
                    Subject to       Derivatives   Non-Cash       Cash           Net Amount
                    Master Netting   Available     Collateral     Collateral     of Derivative
Counterparty        Agreement        for Offset    Received (a)   Received (a)   Assets (b)
----------------------------------------------------------------------------------------------
Barclays Bank Plc   $ 31,770         $  (20,791)   $    --        $      --      $10,979
Credit Suisse
 International       150,609            (75,263)        --               --       75,346
Goldman Sachs
 International       141,035           (141,035)        --               --           --
Deutsche Bank        501,752           (501,752)        --               --           --
Morgan Stanley
 Capital
 Services LLC        136,165           (136,165)        --               --           --
----------------------------------------------------------------------------------------------
                    $961,331         $ (875,006)   $    --        $      --      $86,325
==============================================================================================

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 53

----------------------------------------------------------------------------------------------
                    Derivative
                    Liabilities
                    Subject to      Derivatives   Non-Cash        Cash           Net Amount
                    Master Netting  Available     Collateral      Collateral     of Derivative
Counterparty        Agreement       for Offset    Pledged (a)     Pledged (a)    Assets (c)
----------------------------------------------------------------------------------------------
Barclays Bank Plc   $    (20,791)   $ 20,791      $       --      $    --        $         --
Credit Suisse
 International           (75,263)     75,263              --           --                  --
Goldman Sachs
 International          (455,752)    141,035              --           --            (314,717)
Deutsche Bank           (599,151)    501,752          97,399           --                  --
Morgan Stanley
 Capital
 Services LLC           (261,576)    136,165              --           --            (125,411)
----------------------------------------------------------------------------------------------
                    $ (1,412,533)   $875,006      $   97,399      $    --        $   (440,128)
==============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August 31, 2015 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as           Asset Derivatives                      Liabilities Derivatives
Hedging Instruments        --------------------------------------------------------------------------
Under Accounting           Statement of Assets                    Statement of Assets
Standards Codification     and Liabilities                        and Liabilities
(ASC) 815                  Location              Value            Location                   Value
-----------------------------------------------------------------------------------------------------
Forward foreign            Net unrealized                         Net unrealized
 currency contracts        appreciation on                        depreciation on
                           forward foreign                        forward foreign
                           currency contracts    $151,803         currency contracts         $259,105
Swap contracts             Net unrealized                         Net unrealized
                           appreciation on                        depreciation on
                           swap contracts           9,450         swap contracts                   --
Futures contracts          Net unrealized                         Net unrealized
                           appreciation on                        depreciation on
                           futures contracts       59,415         futures contracts                --
Written options and        Written options                        Written options
 written swaptions         and swaptions               --         and swaptions               345,293
-----------------------------------------------------------------------------------------------------
  Total                                          $220,668                                    $604,398
=====================================================================================================

54 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2015 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
 Derivatives                                                      Realized      Unrealized
 Not Accounted                                                    Gain or       Appreciation or
 for as Hedging                                                   (Loss) on     (Depreciation)
 Instruments Under          Location of Gain or (Loss)            Derivatives   on Derivatives
 Accounting Standards       on Derivatives Recognized             Recognized    Recognized
 Codification (ASC) 815     in Income                             in Income     in Income
-----------------------------------------------------------------------------------------------
 Forward foreign            Net realized gain (loss) on
  currency contracts        forward foreign currency contracts
                            and other assets and liabilities
                            denominated in foreign currencies     $ 902,880
 Forward foreign            Change in unrealized appreciation
  currency contracts        (depreciation) on forward foreign
                            currency contracts and other assets
                            and liabilities denominated in
                            foreign currencies                                  $(312,480)
 Futures contracts          Net realized gain (loss) on
                            futures contracts                     $(334,329)
 Futures contracts          Change in net unrealized
                            appreciation (depreciation) on
                            futures contracts                                   $ 210,458
 Swap contracts             Net realized gain (loss) on
                            swap contracts                        $(237,337)
 Swap contracts             Change in net unrealized
                            appreciation (depreciation) on
                            swap contracts                                      $ 34,783
 Written options            Net realized gain (loss) on
  and written               written options and                   $ 71,346
  swaptions                 written swaptions
 Written options            Change in net unrealized
  and written               appreciation (depreciation) on
  swaptions                 written options and
                            written swaptions                                   $(112,263)

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Absolute Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Absolute Bond Fund, one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period from January 30, 2014, (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Absolute Bond Fund as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from January 30, 2014, (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touch LLP

Boston, Massachusetts
October 28, 2015

56 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 57

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

58 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Perna (64)          Trustee since 2013.             Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         Serves until a successor        2013-present); Chairman (2008-2013) and     Financial Solutions, Inc.
and Trustee                   trustee is elected or earlier   Chief Executive Officer (2008-2012),        (investor communications
                              retirement or removal.          Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009-
                                                              York (financial and securities services)    present); Director,
                                                              (1986-2004)                                 Quadriserv, Inc.
                                                                                                          (2005-2013); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2013.             Managing Partner, Federal City Capital      Director of New York
Trustee                       Serves until a successor        Advisors (corporate advisory services       Mortgage Trust
                              trustee is elected or earlier   company) (1997-2004 and 2008-present);      (publicly-traded mortgage
                              retirement or removal.          Interim Chief Executive Officer, Oxford     REIT) (2004-2009,
                                                              Analytica, Inc. (privately-held research    2012-present); Director
                                                              and consulting company) (2010); Executive   of The Swiss Helvetia
                                                              Vice President and Chief Financial          Fund, Inc. (closed-end
                                                              Officer, I-trax, Inc. (publicly traded      fund) (2010-present);
                                                              health care services company)               Director of Oxford
                                                              (2004-2007); and Executive Vice President   Analytica, Inc.
                                                              and Chief Financial Officer, Pedestal       (2008-present); and
                                                              Inc. (internet-based mortgage trading       Director of Enterprise
                                                              company) (2000-2002); Private consultant    Community Investment,
                                                              (1995-1997), Managing Director, Lehman      Inc. (privately-held
                                                              Brothers (investment banking firm)          affordable housing
                                                              (1992-1995); and Executive, The World       finance company)
                                                              Bank (1979-1992)                            (1985-2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2013.             William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor        Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier   (1972-present)                              Investment Trust and
                              retirement or removal.                                                      Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 59

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (68)     Trustee since 2013.             Founding Director, Vice President and       None
Trustee                       Serves until a successor        Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier   Inc. (consulting firm) (1982-present);
                              retirement or removal.          Desautels Faculty of Management, McGill
                                                              University (1999-present); and Manager of
                                                              Research Operations and Organizational
                                                              Learning, Xerox PARC, Xerox's advance
                                                              research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2013.             President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor        Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                              trustee is elected or earlier   (investment banking firm) (1981-present)    (closed-end investment
                              retirement or removal.                                                      company) (2004-present);
                                                                                                          and Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute
                                                                                                          (2000-2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.             Consultant (investment company services)    None
Trustee                       Serves until a successor        (2012-present); Executive Vice President,
                              trustee is elected or earlier   BNY Mellon (financial and investment
                              retirement or removal.          company services) (1969-2012); Director,
                                                              BNY International Financing Corp.
                                                              (financial services) (2002-2012); and
                                                              Director, Mellon Overseas Investment
                                                              Corp. (financial services) (2009-2012)
------------------------------------------------------------------------------------------------------------------------------------

60 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.             Director and Executive Vice President       None
Trustee                       Serves until a successor        (since 2008) and Chief Investment
                              trustee is elected or earlier   Officer, U.S. (since 2010) of PIM-USA;
                              retirement or removal.          Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); and Portfolio Manager
                                                              of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 61

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee                                              (healthcare workers union pension funds)
                                                              (2001-present); Vice
                                                              President-International Investments
                                                              Group, American International Group, Inc.
                                                              (insurance company) (1993-2001); Vice
                                                              President Corporate Finance and Treasury
                                                              Group, Citibank, N.A.(1980-1986 and 1990-
                                                              1993); Vice President-Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corporation (government-sponsored issuer
                                                              of debt securities) (1988-1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987-1988); and
                                                              Mortgage Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986-1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

62 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves at the       Chair, Director, CEO and President of       None
President and                 discretion of the Board.        Pioneer Investment Management-USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010-2013); and
                                                              Director of Institutional Business, CEO
                                                              of International, Eaton Vance Management
                                                              (2005-2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2013. Serves at the       Vice President and Associate General        None
Secretary and Chief           discretion of the Board.        Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010;
                                                              and Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2013. Serves at the       Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.        December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and
                                                              Senior Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2013. Serves at the       Senior Counsel of Pioneer since May 2013    None
Assistant Secretary           discretion of the Board.        and Assistant Secretary of all the
                                                              Pioneer Funds since June 2010; and
                                                              Counsel of Pioneer from June 2007 to May
                                                              2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2013. Serves at the       Vice President-Fund Treasury of Pioneer;    None
Treasurer and Chief           discretion of the Board.        Treasurer of all of the Pioneer Funds
Financial                                                     since March 2008; Deputy Treasurer of
and Accounting Officer                                        Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15  63

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2013. Serves at the       Director-Fund Treasury of Pioneer; and      None
Assistant Treasurer           discretion of the Board.        Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2013. Serves at the       Fund Accounting Manager-Fund Treasury of    None
Assistant Treasurer           discretion of the Board.        Pioneer; and Assistant Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2013. Serves at the       Fund Administration Manager-Fund Treasury   None
Assistant Treasurer           discretion of the Board.        of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since January 2009; and Client Service
                                                              Manager-Institutional Investor Services
                                                              at State Street Bank from March 2003 to
                                                              March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2013. Serves at the       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer      discretion of the Board.        of all the Pioneer Funds since March
                                                              2010; Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              since January 2012; Chief Compliance
                                                              Officer of Vanderbilt Capital Advisors,
                                                              LLC since July 2012: Director of Adviser
                                                              and Portfolio Compliance at Pioneer since
                                                              October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers,
                                                              Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2013. Serves at the       Director-Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.        Pioneer and Anti-Money Laundering Officer
Officer                                                       of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

64 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

                           This page for your notes.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 65

                           This page for your notes.

66 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

                           This page for your notes.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15 67

                           This page for your notes.

68 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2015 Pioneer Investments 28082-01-1015

                         Pioneer Global
                         Equity Fund

--------------------------------------------------------------------------------
                         Annual Report | August 31, 2015
--------------------------------------------------------------------------------

                         Ticker Symbols:
                         Class A     GLOSX
                         Class C     GCSLX
                         Class K     PGEKX
                         Class R     PRGEX
                         Class Y     PGSYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents
President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          25

Notes to Financial Statements                                                 34

Report of Independent Registered Public Accounting Firm                       44

Trustees, Officers and Service Providers                                      46

                          Pioneer Global Equity Fund | Annual Report | 8/31/15 1

President's Letter

Dear Shareholder,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Global Equity Fund | Annual Report | 8/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Global Equity Fund | Annual Report | 8/31/15 3

Portfolio Management Discussion | 8/31/15

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2015. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Pioneer, and Mr. Glazer, a Senior Vice President and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended August 31, 2015?

A Pioneer Global Equity Fund's Class A shares returned -4.88% at net asset value during the 12-month period ended August 31, 2015, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index (the MSCI Index) and the MSCI All Country World ND Index(1), returned -4.13% and -6.29%, respectively*. During the same period, the average return of the 161 mutual funds in Lipper's Global Multi-Cap Core Funds category was -4.30%, and the average return of the 1,204 mutual funds in Morningstar's World Stock Funds category was -4.88%.

Q How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2015?

A The past 12 months have seen increased global market volatility, especially during the second half of the period. Some trends that were in place in 2014, including plunging energy and commodity prices, continued during the period and even deteriorated somewhat. We also have seen signs of economic recovery in Europe, where the European Central Bank's quantitative easing program seems to be having a positive effect, and in Japan, due in part to a new emphasis on increased return on equity from the country's government and business leaders.

     Less positively, the debacle in the commodity and energy sectors has taken its toll on the emerging markets, spurring sharply increased market volatility as well as currency devaluations within a number of emerging markets

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

* The MSCI All Country World ND Index was recently added as a Fund benchmark, and the MSCI World ND Index remains a Fund benchmark. Going forward, Pioneer will report performance for both indices. For the 12-month period ended August 31, 2015, the MSCI World ND Index was the Fund's benchmark.

4 Pioneer Global Equity Fund | Annual Report | 8/31/15 nations. Though Greece's debt crisis and China's slumping economy were a source of negative headlines and a major focus for investors in July and August, we found the economic and currency crises in several South American countries, especially Brazil, to be more worrisome. Current concerns regarding emerging markets economies extend to certain multinational companies, which have been negatively affected by currency devaluations and market volatility. In addition, the International Monetary Fund and the World Bank have reduced their forecasts for global economic growth a number of times over the past 12 months, although growth in the United States, Europe, Japan, and even China has offset some of the negative effects of the sharp economic downturns in the emerging markets countries.

Q    Would you review the Fund's overall investment approach?

A When picking investments for the portfolio we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

     Finally, we attempt to assess not only the potential price gains for each stock, but also the stock's potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside, relative to their downside.

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's performance relative to the MSCI World ND Index during the 12-month period ended August 31, 2015?

A During a period when there were sharp differences in performance between a number of market sectors, the Fund's overweight position in the outperforming health care sector relative to the benchmark contributed to relative returns, while significant portfolio underweights in energy and materials, which were down substantially during the period, also contributed to benchmark-relative performance.

     However, during the period, unfavorable stock selection results outweighed the Fund's positive sector allocations with regard to benchmark-relative performance. Most of the negative effects from stock selection came from holdings in the industrials and consumer discretionary sectors. In consumer discretionary, the Fund had significant exposure to the automotive sub-sector, including a position in Volkswagen, which struggled

*    Diversification does not assure a profit nor protect against loss.

**   Dividends are not guaranteed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/15 5 during the period because of emerging markets-related concerns. In the media sub-sector, the portfolio's holding in U.S. broadcaster CBS also was down significantly. Among the Fund's Japanese holdings, Sekisui Chemical, which had contributed strongly to relative performance in the past, endured a significant sell-off during the 12-month period. Lastly, within industrials, Fund positions in American Airlines and Ingersoll Rand detracted from relative returns.

     On the positive side, stock selection within the financials sector contributed to benchmark-relative returns, as the Fund's position in the Swiss financial services company UBS represented the largest individual contributor to performance. UBS is a recent addition to the portfolio, and the company has been rewarded by investors for rebuilding its capital levels and restoring profitability. Stock selection in materials and telecommunication services also contributed to the Fund's benchmark-relative returns. Within materials, portfolio holdings in the Japanese specialty chemical company Nitto Denko performed well, as did a position in the Swiss agribusiness firm Syngenta. Also in Japan, the Fund's position in Nippon Telegraph & Telephone represented a significant contributor to benchmark-relative performance.

Q Did you employ derivatives in managing the Fund during the 12-month period ended August 31, 2015, and did those investments have an effect on performance?

A Over the 12-month period, we utilized derivatives very sparingly, mainly to give the Fund some exposure to the Japanese market. The positions had a slightly positive effect on performance.

Q What is your outlook and how is it reflected in the Fund's current positioning?

A We believe that it may take some time for the recent bout of market volatility to subside, given the negative environment for commodities and for a number of emerging markets economies, especially those in South America. The geopolitical situation in the Middle East also remains a concern. Additionally, market participants are closely monitoring the strength of the overall global economy, which has been benefiting from substantial economic stimulus by central banks, but, nevertheless, seems on the verge of deceleration.

     For those reasons -- even though we intend to reduce the Fund's current 5% cash allocation in the near future -- we plan to maintain a defensive stance within the portfolio over the coming months, provided that there are no dramatic shifts in market conditions. As part of taking the defensive posture, we have reduced some of the Fund's geographic weightings. At period end, the Fund maintained a small overweight to Japan, and we had increased exposure to Europe. The Greek debt crisis has, in our opinion, created some attractive equity valuations within Europe, and so we have sought to take advantage. In addition, the Fund is underweight the commodity-sensitive countries of Canada and Australia.

6 Pioneer Global Equity Fund | Annual Report | 8/31/15

     Among defensive and non-cyclical sectors, we have continued to emphasize holdings in health care and telecommunication services. Within cyclical market sectors, the Fund is overweight financials and consumer discretionary. The Fund also maintained meaningful underweights in energy, materials and industrials as of period end.

     Overall, we believe that valuations in the market are attractive, and that our focus on owning companies that are in a stronger-than-average financial position should benefit the Fund's performance over time.

Please refer to the Schedule of Investments on pages 17-24 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer Global Equity Fund | Annual Report | 8/31/15 7

Portfolio Summary | 8/31/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.9%
Health Care                                                                19.6%
Information Technology                                                     18.3%
Consumer Discretionary                                                     12.5%
Consumer Staples                                                            9.4%
Industrials                                                                 6.1%
Telecommunication Services                                                  3.5%
Energy                                                                      1.9%
Materials                                                                   1.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              54.7%
Japan                                                                      13.7%
Switzerland                                                                 8.4%
Germany                                                                     5.3%
United Kingdom                                                              4.7%
Ireland                                                                     2.2%
France                                                                      1.8%
Sweden                                                                      1.8%
United Arab Emirates                                                        1.4%
Hong Kong                                                                   1.2%
Other (individually less than 1%)                                           4.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

1.  Microsoft Corp.                                                        3.88%
--------------------------------------------------------------------------------
2.  Cardinal Health, Inc.                                                  3.46
--------------------------------------------------------------------------------
3.  CVS Health Corp.                                                       3.33
--------------------------------------------------------------------------------
4.  Johnson & Johnson                                                      3.11
--------------------------------------------------------------------------------
5.  Apple, Inc.                                                            2.69
--------------------------------------------------------------------------------
6.  Allianz SE                                                             2.65
--------------------------------------------------------------------------------
7.  Pfizer, Inc.                                                           2.52
--------------------------------------------------------------------------------
8.  Roche Holding AG                                                       2.52
--------------------------------------------------------------------------------
9.  JPMorgan Chase & Co.                                                   2.35
--------------------------------------------------------------------------------
10. Novartis AG                                                            2.23
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Annual Report | 8/31/15

Prices and Distributions | 8/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      8/31/15                    8/31/14
--------------------------------------------------------------------------------
           A                        $13.00                     $14.05
--------------------------------------------------------------------------------
           C                        $12.72                     $13.78
--------------------------------------------------------------------------------
           Y                        $13.06                     $14.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      8/31/15                    12/31/14*
--------------------------------------------------------------------------------
           K                        $13.03                      $13.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      8/31/15                    7/1/15**
--------------------------------------------------------------------------------
           R                        $12.99                      $14.08
--------------------------------------------------------------------------------

Distributions per Share:9/1/14-8/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment       Short-Term           Long-Term
         Class            Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.3828               $--                  $--
--------------------------------------------------------------------------------
           C             $0.3047               $--                  $--
--------------------------------------------------------------------------------
           K             $    --               $--                  $--
--------------------------------------------------------------------------------
           R             $    --               $--                  $--
--------------------------------------------------------------------------------
           Y             $0.4492               $--                  $--
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

*    Class K shares commenced operations on December 31, 2014.

**   Class R shares commenced operations on July 1, 2015.

                          Pioneer Global Equity Fund | Annual Report | 8/31/15 9

Performance Update | 8/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                                     MSCI
                                Net         Public        MSCI       All
                                Asset       Offering      World      Country
                                Value       Price         ND         World
Period                          (NAV)       (POP)         Index      ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                       4.87%        4.23%        4.90%      4.74%
5 Years                         10.75         9.46        11.07       9.60
1 Year                          -4.88       -10.37        -4.13      -6.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                                Gross       Net
--------------------------------------------------------------------------------
                                1.61%       1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global         MSCI World       MSCI AC
                       Equity Fund            ND Index         World ND IX
12/05                  $  9,425               $ 10,000         $ 10,000
8/06                   $ 10,547               $ 10,949         $ 10,962
8/07                   $ 12,085               $ 12,807         $ 13,052
8/08                   $ 10,794               $ 11,261         $ 11,493
8/09                   $  9,085               $  9,323         $  9,605
8/10                   $  8,982               $  9,467         $  9,941
8/11                   $  9,923               $ 10,836         $ 11,304
8/12                   $ 10,470               $ 11,716         $ 12,007
8/13                   $ 12,477               $ 13,781         $ 13,865
8/14                   $ 15,736               $ 16,688         $ 16,775
8/15                   $ 14,968               $ 15,999         $ 15,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                                     MSCI
                                                          MSCI       All
                                                          World      Country
                                If          If            ND         World
Period                          Held        Redeemed      Index      ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                       3.94%       3.94%         4.90%      4.74%
5 Years                          9.77        9.77         11.07       9.60
1 Year                          -5.60       -5.60         -4.13      -6.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                                Gross       Net
--------------------------------------------------------------------------------
                                2.40%       2.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global         MSCI World       MSCI AC
                       Equity Fund            ND Index         World ND IX
12/05                  $ 10,000               $ 10,000         $ 10,000
8/06                   $ 11,111               $ 10,949         $ 10,962
8/07                   $ 12,628               $ 12,807         $ 13,052
8/08                   $ 11,179               $ 11,261         $ 11,493
8/09                   $  9,326               $  9,323         $  9,605
8/10                   $  9,139               $  9,467         $  9,941
8/11                   $  9,997               $ 10,836         $ 11,304
8/12                   $ 10,453               $ 11,716         $ 12,007
8/13                   $ 12,347               $ 13,781         $ 13,865
8/14                   $ 15,432               $ 16,688         $ 16,775
8/15                   $ 14,567               $ 15,999         $ 15,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 11

Performance Update | 8/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                                     MSCI
                                            Net           MSCI       All
                                            Asset         World      Country
                                            Value         ND         World
Period                                      (NAV)         Index      ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                   4.89%         4.90%      4.74%
5 Years                                     10.80         11.07       9.60
1 Year                                      -4.66         -4.13      -6.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                                Gross       Net
--------------------------------------------------------------------------------
                                1.00%       0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global         MSCI World       MSCI AC
                       Equity Fund            ND Index         World ND IX
12/05                  $ 10,000               $ 10,000         $ 10,000
8/06                   $ 11,191               $ 10,949         $ 10,962
8/07                   $ 12,823               $ 12,807         $ 13,052
8/08                   $ 11,453               $ 11,261         $ 11,493
8/09                   $  9,640               $  9,323         $  9,605
8/10                   $  9,530               $  9,467         $  9,941
8/11                   $ 10,529               $ 10,836         $ 11,304
8/12                   $ 11,109               $ 11,716         $ 12,007
8/13                   $ 13,238               $ 13,781         $ 13,865
8/14                   $ 16,697               $ 16,688         $ 16,775
8/15                   $ 15,918               $ 15,999         $ 15,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class K shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                                     MSCI
                                            Net           MSCI       All
                                            Asset         World      Country
                                            Value         ND         World
Period                                      (NAV)         Index      ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                   4.86%         4.90%      4.74%
5 Years                                     10.74         11.07       9.60
1 Year                                      -4.96         -4.13      -6.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                                Gross       Net
--------------------------------------------------------------------------------
                                1.72%       1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global         MSCI World       MSCI AC
                       Equity Fund            ND Index         World ND IX
12/05                  $ 10,000               $ 10,000         $ 10,000
8/06                   $ 11,191               $ 10,949         $ 10,962
8/07                   $ 12,823               $ 12,807         $ 13,052
8/08                   $ 11,453               $ 11,261         $ 11,493
8/09                   $  9,640               $  9,323         $  9,605
8/10                   $  9,530               $  9,467         $  9,941
8/11                   $ 10,529               $ 10,836         $ 11,304
8/12                   $ 11,109               $ 11,716         $ 12,007
8/13                   $ 13,238               $ 13,781         $ 13,865
8/14                   $ 16,697               $ 16,688         $ 16,775
8/15                   $ 15,869               $ 15,999         $ 15,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 13

Performance Update | 8/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                                     MSCI
                                            Net           MSCI       All
                                            Asset         World      Country
                                            Value         ND         World
Period                                      (NAV)         Index      ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                   5.22%         4.90%      4.74%
5 Years                                     11.27         11.07       9.60
1 Year                                      -4.48         -4.13      -6.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                                Gross       Net
--------------------------------------------------------------------------------
                                1.00%       0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Global         MSCI World       MSCI AC
                       Equity Fund            ND Index         World ND IX
12/05                  $ 5,000,000            $ 5,000,000      $ 5,000,000
8/06                   $ 5,595,596            $ 5,474,445      $ 5,481,196
8/07                   $ 6,411,652            $ 6,403,612      $ 6,525,919
8/08                   $ 5,726,587            $ 5,630,699      $ 5,746,515
8/09                   $ 4,836,744            $ 4,661,475      $ 4,802,534
8/10                   $ 4,808,018            $ 4,733,454      $ 4,970,309
8/11                   $ 5,335,128            $ 5,417,874      $ 5,651,996
8/12                   $ 5,659,822            $ 5,857,774      $ 6,003,320
8/13                   $ 6,777,847            $ 6,890,617      $ 6,932,391
8/14                   $ 8,584,523            $ 8,344,239      $ 8,387,474
8/15                   $ 8,200,228            $ 7,999,625      $ 7,860,207

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Equity Fund | Annual Report | 8/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                A           C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 3/1/15
--------------------------------------------------------------------------------
Ending Account         $  932.64   $  914.20   $  964.50   $  922.60   $  934.18
Value on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid          $    6.53   $   10.08   $    4.11   $    2.32   $    4.10
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.34%, 2.09%, 0.83%, 1.42% and 0.84% for Class A, Class C, Class K, Class R, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period and then multiplied by 184/365 and (62/365) for Class R shares (to reflect the one-half year period).

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                 A          C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 3/1/15
--------------------------------------------------------------------------------
Ending Account         $1,018.45   $1,014.67   $1,021.02   $1,006.08   $1,020.97
Value on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid          $    6.82   $   10.61   $    4.23   $    2.42   $    4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.34%, 2.09%, 0.83%, 1.42% and 0.84% for Class A, Class C, Class K, Class R, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period and then multiplied by 184/365 and (62/365) for Class R shares (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Annual Report | 8/31/15

Schedule of Investments | 8/31/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.3%
               ENERGY -- 1.8%
               Oil & Gas Equipment & Services -- 1.1%
      18,276   Baker Hughes, Inc.                                               $   1,023,456
      11,160   Schlumberger, Ltd.                                                     863,449
                                                                                -------------
                                                                                $   1,886,905
---------------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 0.7%
      74,988   Southwestern Energy Co.*                                         $   1,217,805
                                                                                -------------
               Total Energy                                                     $   3,104,710
---------------------------------------------------------------------------------------------
               MATERIALS -- 1.5%
               Commodity Chemicals -- 0.6%
      14,427   Methanex Corp.                                                   $     589,675
      12,389   Methanex Corp.                                                         504,976
                                                                                -------------
                                                                                $   1,094,651
---------------------------------------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 0.9%
       4,276   Syngenta AG                                                      $   1,480,611
                                                                                -------------
               Total Materials                                                  $   2,575,262
---------------------------------------------------------------------------------------------
               CAPITAL GOODS -- 2.5%
               Heavy Electrical Equipment -- 1.2%
     206,000   Mitsubishi Electric Corp.                                        $   2,048,672
---------------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.4%
       5,999   WABCO Holdings, Inc.*                                            $     691,805
---------------------------------------------------------------------------------------------
               Industrial Machinery -- 0.9%
      26,206   Ingersoll-Rand Plc                                               $   1,448,930
     158,400   Sarine Technologies, Ltd.                                              156,579
                                                                                -------------
                                                                                $   1,605,509
                                                                                -------------
               Total Capital Goods                                              $   4,345,986
---------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 0.7%
               Diversified Support Services -- 0.0%+
       1,667   TransUnion                                                       $      43,109
---------------------------------------------------------------------------------------------
               Human Resource & Employment Services -- 0.7%
      10,151   Towers Watson & Co.                                              $   1,205,228
                                                                                -------------
               Total Commercial Services & Supplies                             $   1,248,337
---------------------------------------------------------------------------------------------
               TRANSPORTATION -- 2.5%
               Airlines -- 2.5%
      67,104   American Airlines Group, Inc.                                    $   2,615,714
      68,098   EasyJet Plc                                                          1,745,852
                                                                                -------------
                                                                                $   4,361,566
                                                                                -------------
               Total Transportation                                             $   4,361,566
---------------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 3.8%
               Auto Parts & Equipment -- 0.7%
      76,650   SAF-Holland SA*                                                  $   1,088,364
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 17

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
               Tires & Rubber -- 1.2%
      62,700   Bridgestone Corp.                                                $   2,097,975
---------------------------------------------------------------------------------------------
               Automobile Manufacturers -- 1.9%
      25,886   Daimler AG                                                       $   2,083,896
       6,509   Volkswagen AG                                                        1,218,437
                                                                                -------------
                                                                                $   3,302,333
                                                                                -------------
               Total Automobiles & Components                                   $   6,488,672
---------------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 3.0%
               Consumer Electronics -- 0.5%
      80,700   Panasonic Corp.                                                  $     887,621
---------------------------------------------------------------------------------------------
               Homebuilding -- 2.5%
      49,573   PulteGroup, Inc.                                                 $   1,025,665
     286,000   Sekisui Chemical Co., Ltd.                                           3,147,941
                                                                                -------------
                                                                                $   4,173,606
                                                                                -------------
               Total Consumer Durables & Apparel                                $   5,061,227
---------------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.2%
               Hotels, Resorts & Cruise Lines -- 1.4%
      44,540   InterContinental Hotels Group Plc                                $   1,671,116
      10,021   Marriott International, Inc.                                           708,084
                                                                                -------------
                                                                                $   2,379,200
---------------------------------------------------------------------------------------------
               Restaurants -- 0.8%
      99,658   Domino's Pizza Group Plc                                         $   1,313,639
                                                                                -------------
               Total Consumer Services                                          $   3,692,839
---------------------------------------------------------------------------------------------
               MEDIA -- 2.1%
               Advertising -- 0.8%
      19,037   Publicis Groupe SA                                               $   1,353,072
---------------------------------------------------------------------------------------------
               Broadcasting -- 1.1%
      40,760   CBS Corp. (Class B)                                              $   1,843,982
---------------------------------------------------------------------------------------------
               Movies & Entertainment -- 0.2%
      10,877   Viacom, Inc. (Class B)                                           $     443,455
                                                                                -------------
               Total Media                                                      $   3,640,509
---------------------------------------------------------------------------------------------
               RETAILING -- 0.9%
               Apparel Retail -- 0.9%
      30,890   Ross Stores, Inc.                                                $   1,501,872
                                                                                -------------
               Total Retailing                                                  $   1,501,872
---------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 5.4%
               Drug Retail -- 3.4%
      53,013   CVS Health Corp.                                                 $   5,428,531
       9,000   Sundrug Co., Ltd.                                                      504,302
                                                                                -------------
                                                                                $   5,932,833
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
               Food Retail -- 2.0%
      66,781   Jeronimo Martins SGPS SA                                         $     923,721
      28,323   Walgreens Boots Alliance, Inc.                                       2,451,356
                                                                                -------------
                                                                                $   3,375,077
                                                                                -------------
                Total Food & Staples Retailing                                  $   9,307,910
---------------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.6%
               Soft Drinks -- 1.0%
     166,998   Britvic Plc                                                      $   1,705,622
---------------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 1.1%
      19,955   Keurig Green Mountain, Inc.                                      $   1,129,453
   1,259,500   WH Group, Ltd.*                                                        659,052
                                                                                -------------
                                                                                $   1,788,505
---------------------------------------------------------------------------------------------
               Tobacco -- 1.5%
      72,800   Japan Tobacco, Inc.                                              $   2,591,653
                                                                                -------------
               Total Food, Beverage & Tobacco                                   $   6,085,780
---------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 4.8%
               Health Care Equipment -- 0.6%
       7,510   Edwards Lifesciences Corp.*                                      $   1,058,009
---------------------------------------------------------------------------------------------
               Health Care Distributors -- 3.5%
      68,540   Cardinal Health, Inc.                                            $   5,638,786
      12,202   Fagron                                                                 323,273
                                                                                -------------
                                                                                $   5,962,059
---------------------------------------------------------------------------------------------
               Health Care Technology -- 0.7%
      54,630   NNIT A/S                                                         $   1,256,931
                                                                                -------------
               Total Health Care Equipment & Services                           $   8,276,999
---------------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 13.9%
               Biotechnology -- 1.1%
      17,250   Gilead Sciences, Inc.*                                           $   1,812,458
---------------------------------------------------------------------------------------------
               Pharmaceuticals -- 12.1%
       8,148   Jazz Pharmaceuticals Plc*                                        $   1,375,545
      53,931   Johnson & Johnson                                                    5,068,435
      30,551   Merck & Co., Inc.                                                    1,645,171
      37,195   Novartis AG                                                          3,638,039
     127,664   Pfizer, Inc.                                                         4,113,334
      15,134   Roche Holding AG                                                     4,108,276
      10,951   Shire Plc                                                              846,256
                                                                                -------------
                                                                                $  20,795,056
---------------------------------------------------------------------------------------------
               Life Sciences Tools & Services -- 0.7%
       9,476   Thermo Fisher Scientific, Inc.                                   $   1,188,006
                                                                                -------------
               Total Pharmaceuticals, Biotechnology & Life Sciences             $  23,795,520
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 19

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
               BANKS -- 13.3%
               Diversified Banks -- 10.7%
     823,387   Abu Dhabi Commercial Bank PJSC                                   $   1,791,803
     265,702   Aldermore Group Plc                                                  1,233,829
      23,552   Citigroup, Inc.                                                      1,259,561
     132,154   First Gulf Bank PJSC                                                   515,839
      59,879   JPMorgan Chase & Co.                                                 3,838,244
     515,000   Mitsubishi UFJ Financial Group, Inc.                                 3,387,457
     140,885   Nordea Bank AB                                                       1,664,638
      82,100   Sumitomo Mitsui Financial Group, Inc.                                3,350,148
      55,873   Swedbank AB                                                          1,274,527
                                                                                -------------
                                                                                $  18,316,046
---------------------------------------------------------------------------------------------
               Regional Banks -- 2.6%
      35,000   Citizens Financial Group, Inc.                                   $     868,700
      38,836   The PNC Financial Services Group, Inc.                               3,538,736
                                                                                -------------
                                                                                $   4,407,436
                                                                                -------------
               Total Banks                                                      $  22,723,482
---------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 9.0%
               Other Diversified Financial Services -- 1.5%
      60,287   Voya Financial, Inc.                                             $   2,597,164
---------------------------------------------------------------------------------------------
               Specialized Finance -- 2.5%
       9,169   Intercontinental Exchange, Inc.                                  $   2,094,291
      42,370   Nasdaq, Inc.                                                         2,168,920
                                                                                -------------
                                                                                $   4,263,211
---------------------------------------------------------------------------------------------
               Consumer Finance -- 1.3%
      39,738   Discover Financial Services, Inc.                                $   2,135,123
---------------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.4%
      69,881   Morgan Stanley Co.                                               $   2,407,400
---------------------------------------------------------------------------------------------
               Diversified Capital Markets -- 2.3%
      70,725   Credit Suisse Group AG                                           $   1,900,973
     100,363   UBS Group AG                                                         2,076,510
                                                                                -------------
                                                                                $   3,977,483
                                                                                -------------
               Total Diversified Financials                                     $  15,380,381
---------------------------------------------------------------------------------------------
               INSURANCE -- 2.8%
               Multi-line Insurance -- 2.8%
      27,005   Allianz SE*                                                      $   4,314,910
       1,816   Zurich Insurance Group AG                                              498,592
                                                                                -------------
                                                                                $   4,813,502
                                                                                -------------
               Total Insurance                                                  $   4,813,502
---------------------------------------------------------------------------------------------
               REAL ESTATE -- 0.6%
               Diversified Real Estate Activities -- 0.6%
     195,800   Leopalace21 Corp.                                                $     950,389
                                                                                -------------
               Total Real Estate                                                $     950,389
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 10.3%
               Internet Software & Services -- 4.3%
      57,401   eBay, Inc. *                                                     $   1,556,141
       4,466   Google, Inc. (Class A)*                                              2,893,164
       4,688   Google, Inc. (Class C)                                               2,898,356
                                                                                -------------
                                                                                $   7,347,661
---------------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 2.3%
      57,401   PayPal Holdings, Inc.                                            $   2,009,035
      26,582   Visa, Inc.                                                           1,895,297
                                                                                -------------
                                                                                $   3,904,332
---------------------------------------------------------------------------------------------
               Systems Software -- 3.7%
     145,544   Microsoft Corp.                                                  $   6,334,076
                                                                                -------------
               Total Software & Services                                        $  17,586,069
---------------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 5.8%
               Communications Equipment -- 0.7%
      22,127   Qualcomm, Inc.                                                   $   1,251,946
---------------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 2.6%
      38,829   Apple, Inc.                                                      $   4,378,358
---------------------------------------------------------------------------------------------
               Computer Hardware Storage & Peripherals -- 1.4%
      76,662   NetApp, Inc.                                                     $   2,450,118
---------------------------------------------------------------------------------------------
               Electronic Equipment Manufacturers -- 0.9%
     922,000   PAX Global Technology, Ltd.*                                     $     854,704
     628,000   Wasion Group Holdings, Ltd.                                            598,779
                                                                                -------------
                                                                                $   1,453,483
---------------------------------------------------------------------------------------------
               Electronic Manufacturing Services -- 0.2%
      95,000   Global Display Co., Ltd.                                         $     327,544
                                                                                -------------
               Total Technology Hardware & Equipment                            $   9,861,449
---------------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.4%
               Semiconductors -- 1.4%
     501,000   Advanced Semiconductor Engineering, Inc.                         $     509,636
      42,865   SK Hynix, Inc.                                                       1,296,623
     224,000   Transcend Information, Inc.                                            603,533
                                                                                -------------
                                                                                $   2,409,792
                                                                                -------------
               Total Semiconductors & Semiconductor Equipment                   $   2,409,792
---------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 3.4%
               Integrated Telecommunication Services -- 3.4%
      66,522   Euskaltel SA                                                     $     782,953
      88,800   Nippon Telegraph & Telephone Corp.                                   3,393,624
     106,136   Orange SA                                                            1,675,620
                                                                                -------------
                                                                                $   5,852,197
                                                                                -------------
               Total Telecommunication Services                                 $   5,852,197
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 21

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $159,521,016)                                              $ 163,064,450
---------------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 95.3%
               (Cost $159,521,016) (a) (b)                                      $ 163,064,450
---------------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 4.7%                               $   8,026,760
---------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                       $ 171,091,210
=============================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(a) At August 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $159,667,839 was as follows:

            Aggregate gross unrealized appreciation for all investments
               in which there is an excess of value over tax cost               $  12,977,044
            Aggregate gross unrealized depreciation for all investments
               in which there is an excess of tax cost over value                  (9,580,433)
                                                                                -------------
            Net unrealized appreciation                                         $   3,396,611
                                                                                =============


(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

            United States                                                               54.7%
            Japan                                                                       13.7%
            Switzerland                                                                  8.4%
            Germany                                                                      5.3%
            United Kingdom                                                               4.7%
            Ireland                                                                      2.2%
            France                                                                       1.8%
            Sweden                                                                       1.8%
            United Arab Emirates                                                         1.4%
            Hong Kong                                                                    1.2%
            Other (individually less than 1%)                                            4.8%
                                                                                       -----
                                                                                       100.0%
                                                                                       =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2015 aggregated $188,886,111 and $176,728,085, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/15

The following is a summary of the inputs used as of August 31, 2015, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                                   Level 1       Level 2       Level 3    Total
---------------------------------------------------------------------------------------
Common Stocks
  Energy
    Oil & Gas Equipment
       & Services                  $ 1,886,905   $        --   $   --     $ 1,886,905
    Oil & Gas Exploration
       & Production                  1,217,805            --       --       1,217,805
  Materials
    Commodity Chemicals              1,094,651            --       --       1,094,651
  Capital Goods
    Construction & Farm
       Machinery & Heavy Trucks        691,805            --       --         691,805
    Industrial Machinery             1,448,930       156,579       --       1,605,509
  Commercial Services
    & Supplies
    Diversified Support Services        43,109            --       --          43,109
    Human Resource &
       Employment Services           1,205,228            --       --       1,205,228
  Transportation
    Airlines                         2,615,714     1,745,852       --       4,361,566
  Consumer Durables & Apparel
    Homebuilding                     1,025,665     3,147,941       --       4,173,606
  Consumer Services
    Hotels, Resorts &
       Cruise Lines                    708,084     1,671,116       --       2,379,200
  Media
    Broadcasting                     1,843,982            --       --       1,843,982
    Movies & Entertainment             443,455            --       --         443,455
  Retailing
    Apparel Retail                   1,501,872            --       --       1,501,872
  Food & Staples Retailing
    Drug Retail                      5,428,531       504,302       --       5,932,833
    Food Retail                      2,451,356       923,721       --       3,375,077
  Food, Beverage & Tobacco
    Packaged Foods & Meats           1,129,453       659,052       --       1,788,505
  Health Care Equipment
    & Services
    Health Care Equipment            1,058,009            --       --       1,058,009
    Health Care Distributors         5,638,786       323,273       --       5,962,059
  Pharmaceuticals, Biotechnology
    & Life Sciences
    Biotechnology                    1,812,458            --       --       1,812,458
    Pharmaceuticals                 12,202,485     8,592,571       --      20,795,056
    Life Sciences Tools & Services   1,188,006            --       --       1,188,006
  Banks
    Diversified Banks                5,097,805    13,218,241       --      18,316,046
    Regional Banks                   4,407,436            --       --       4,407,436

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 23

----------------------------------------------------------------------------------
                                  Level 1      Level 2       Level 3  Total
----------------------------------------------------------------------------------
  Diversified Financials
    Other Diversified
       Financial Services         $ 2,597,164  $         --  $    --  $  2,597,164
    Specialized Finance             4,263,211            --       --     4,263,211
    Consumer Finance                2,135,123            --       --     2,135,123
    Investment Banking
       & Brokerage                  2,407,400            --       --     2,407,400
  Software & Services
    Internet Software & Services    7,347,661            --       --     7,347,661
    Data Processing &
       Outsourced Services          3,904,332            --       --     3,904,332
    Systems Software                6,334,076            --       --     6,334,076
  Technology Hardware
    & Equipment
    Communications Equipment        1,251,946            --       --     1,251,946
    Computer Storage
       & Peripherals                4,378,358            --       --     4,378,358
    Computer Hardware
       Storage & Peripherals        2,450,118            --       --     2,450,118
  All Other Common Stocks                  --    38,910,883       --    38,910,883
----------------------------------------------------------------------------------
Total                             $93,210,919  $ 69,853,531  $    --  $163,064,450
==================================================================================

During the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of August 31, 2015.

----------------------------------------------------------------------------------
                                  Level 1     Level 2        Level 3    Total
----------------------------------------------------------------------------------
Assets:
Restricted cash                   $     --    $  839,500     $    --    $  839,500
Cash at broker                          --        93,000          --        93,000
Foreign currencies                      --     1,309,010          --     1,309,010
----------------------------------------------------------------------------------
Total                             $     --    $2,241,510     $    --    $2,241,510
==================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/15

Statement of Assets and Liabilities | 8/31/15

ASSETS:
  Investment in securities (cost $159,521,016)                           $163,064,450
  Cash                                                                      8,157,728
  Foreign currencies, at value (cost $1,298,712)                            1,309,010
  Restricted cash                                                             839,500
  Cash at broker                                                               93,000
  Receivables --
     Investment securities sold                                               505,333
     Fund shares sold                                                         120,799
     Dividends and foreign taxes withheld of $20,801                          564,675
     Due from Pioneer Investment Management, Inc.                              90,318
  Other assets                                                                 27,514
--------------------------------------------------------------------------------------
         Total assets                                                    $174,772,327
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  3,319,701
     Fund shares repurchased                                                  109,972
     Trustee fees                                                                 985
  Due to affiliates                                                            81,865
  Accrued expenses                                                            168,594
--------------------------------------------------------------------------------------
         Total liabilities                                               $  3,681,117
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $182,841,703
  Undistributed net investment income                                       1,034,603
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                     (16,301,904)
  Net unrealized appreciation on investments                                3,543,434
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (26,626)
--------------------------------------------------------------------------------------
         Total net assets                                                $171,091,210
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $77,114,732/5,932,173 shares)                        $      13.00
  Class C (based on $13,552,129/1,065,094 shares)                        $      12.72
  Class K (based on $54,304,618/4,166,062 shares)                        $      13.03
  Class R (based on $2,304,255/177,324 shares)                           $      12.99
  Class Y (based on $23,815,476/1,823,103 shares)                        $      13.06
MAXIMUM OFFERING PRICE:
  Class A ($13.00 (divided by) 94.25%)                                   $      13.79
======================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 25

Statement of Operations

For the Year Ended 8/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $174,485)                          $   3,204,244
  Interest                                                                                 600
---------------------------------------------------------------------------------------------------------------
          Total investment income                                                                $   3,204,844
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                                $   1,265,457
  Transfer agent fees
     Class A                                                                           173,985
     Class B*                                                                            4,270
     Class C                                                                            19,846
     Class R                                                                                15
     Class Y                                                                               575
  Distribution fees
     Class A                                                                           200,168
     Class B*                                                                            3,685
     Class C                                                                           120,428
     Class R                                                                               860
  Shareholder communications expense                                                   116,422
  Administrative reimbursements                                                         63,583
  Custodian fees                                                                        46,924
  Registration fees                                                                     67,226
  Professional fees                                                                     64,007
  Printing expense                                                                      34,911
  Fees and expenses of nonaffiliated Trustees                                            6,826
  Miscellaneous                                                                         18,055
---------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              $   2,207,243
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                                  (306,852)
---------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                $   1,900,391
---------------------------------------------------------------------------------------------------------------
         Net investment income                                                                   $   1,304,453
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS,WRITTEN OPTIONS, TOTAL RETURN SWAP AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $113,048)                $  10,046,481
     Futures contracts                                                                (717,347)
     Total return swap                                                               1,303,407
     Written options                                                                    61,281
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                            (188,525)  $  10,505,297
---------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                                 $ (20,678,275)
     Futures contracts                                                                 147,350
     Total return swap                                                                 (78,710)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                              54,758   $ (20,554,877)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, futures contracts,
    total return swap and foreign currency transactions                                          $ (10,049,580)
---------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                           $  (8,745,127)
===============================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                               Year Ended     Year Ended
                                                               8/31/15        8/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  1,304,453   $   3,470,519
Net realized gain on investments, futures contracts,
  total return swap, written options, and foreign
  currency transactions                                          10,505,297      21,338,272
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, total return
  swap and foreign currency transactions                        (20,554,877)     11,183,577
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                                          $ (8,745,127)  $  35,992,368
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.38 and $0.20 per share, respectively)        $ (2,165,744)  $  (1,074,448)
      Class B* ($0.00 and $0.07 per share, respectively)                 --         (14,217)
      Class C ($0.30 and $0.10 per share, respectively)            (252,529)        (57,648)
      Class Y ($0.45 and $0.25 per share, respectively)          (2,272,661)     (1,568,569)
--------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $ (4,690,934)  $  (2,714,882)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)
Net proceeds from sale or exchange of shares                   $121,389,969   $  14,621,595
Reinvestment of distributions                                     2,627,476       1,128,095
Cost of shares repurchased                                      (97,010,855)    (35,112,389)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from Fund
      share transactions                                       $ 27,006,590   $ (19,362,699)
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 $ 13,570,529   $  13,914,787
NET ASSETS:
Beginning of year                                              $157,520,681   $ 143,605,894
--------------------------------------------------------------------------------------------
End of year                                                    $171,091,210   $ 157,520,681
--------------------------------------------------------------------------------------------
Undistributed net investment income                            $  1,034,603   $   3,778,748
============================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

(a) At August 31, 2015 Pioneer Asset Allocation Trust owed 30.3% of the value of outstanding shares of Pioneer Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 27

--------------------------------------------------------------------------------------------
                                 Year Ended   Year Ended       Year Ended   Year Ended
                                 8/31/15      8/31/15          8/31/14      8/31/14
                                 Shares       Amount           Shares       Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                       1,540,016   $  21,741,127       603,313   $     7,775,776
Reinvestment of distributions       152,847       2,090,959        81,986         1,045,326
Less shares repurchased          (1,217,019)    (17,064,588)     (798,782)      (10,307,534)
--------------------------------------------------------------------------------------------
      Net increase (decrease)       475,844   $   6,767,498      (113,483)  $    (1,486,432)
============================================================================================
Class B*
Shares sold or exchanged                 --   $          --        10,609   $       126,556
Reinvestment of distributions            --              --         1,102            13,921
Less shares repurchased            (149,799)     (2,044,742)      (74,502)         (944,641)
--------------------------------------------------------------------------------------------
      Net decrease                 (149,799)  $  (2,044,742)      (62,791)  $      (804,164)
============================================================================================
Class C
Shares sold                         625,499   $   8,578,097       158,541   $     2,023,027
Reinvestment of distributions        17,966         241,637         4,350            54,723
Less shares repurchased            (189,906)     (2,624,849)     (137,739)       (1,776,869)
--------------------------------------------------------------------------------------------
      Net increase                  453,559   $   6,194,885        25,152   $       300,881
============================================================================================
Class K**
Shares sold                       4,271,583   $  57,908,556            --   $            --
Reinvestment of distributions            --              --            --                --
Less shares repurchased            (105,521)     (1,492,962)           --                --
--------------------------------------------------------------------------------------------
      Net increase                4,166,062   $  56,415,594            --   $            --
============================================================================================
Class R***
Shares sold                         181,756   $   2,526,092            --   $            --
Reinvestment of distributions            --              --            --                --
Less shares repurchased              (4,432)        (62,198)           --                --
--------------------------------------------------------------------------------------------
      Net increase                  177,324   $   2,463,894            --   $            --
============================================================================================
Class Y
Shares sold                       2,156,949   $  30,636,097       349,580   $     4,696,236
Reinvestment of distributions        21,508         294,880         1,106            14,125
Less shares repurchased          (5,339,157)    (73,721,516)   (1,676,590)      (22,083,345)
--------------------------------------------------------------------------------------------
      Net decrease               (3,160,700)  $ (42,790,539)   (1,325,904)  $   (17,372,984)
============================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

**  Class K shares commenced operations on December 31, 2014.

*** Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/15

Financial Highlights

--------------------------------------------------------------------------------------------------------------
                                                             Year       Year      Year      Year      Year
                                                             Ended      Ended     Ended     Ended     Ended
                                                             8/31/15    8/31/14   8/31/13   8/31/12   8/31/11
--------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 14.05    $ 11.31   $  9.64   $  9.27   $  8.44
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.07    $  0.27   $  0.15   $  0.17   $  0.13
   Net realized and unrealized gain (loss) on investments      (0.74)      2.67      1.68      0.33      0.76
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.67)   $  2.94   $  1.83   $  0.50   $  0.89
--------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.38)   $ (0.20)  $ (0.16)  $ (0.13)  $ (0.06)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.05)   $  2.74   $  1.67   $  0.37   $  0.83
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.00    $ 14.05   $ 11.31   $  9.64   $  9.27
==============================================================================================================
Total return*                                                  (4.88)%    26.13%    19.17%     5.50%    10.48%
Ratio of net expenses to average net assets                     1.30%      1.30%     1.30%     1.30%     1.30%
Ratio of net investment income (loss) to average net assets     0.60%      2.01%     1.35%     1.71%     1.23%
Portfolio turnover rate                                          109%       121%      160%      152%      194%
Net assets, end of period (in thousands)                     $77,115    $76,638   $62,996   $56,970   $60,701
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.50%      1.56%     1.67%     1.72%     1.67%
   Net investment income (loss) to average net assets           0.40%      1.75%     0.98%     1.29%     0.86%
==============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 29

----------------------------------------------------------------------------------------------------------------
                                                             Year         Year      Year      Year      Year
                                                             Ended        Ended     Ended     Ended     Ended
                                                             8/31/15      8/31/14   8/31/13   8/31/12   8/31/11
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.78      $ 11.11   $  9.47   $  9.09   $  8.31
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.08)(a)  $  0.14   $  0.05   $  0.10   $  0.04
   Net realized and unrealized gain (loss) on investments      (0.68)        2.63      1.66      0.31      0.74
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.76)     $  2.77   $  1.71   $  0.41   $  0.78
----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.30)     $ (0.10)  $ (0.07)  $ (0.03)  $    --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.06)     $  2.67   $  1.64   $  0.38   $  0.78
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.72      $ 13.78   $ 11.11   $  9.47   $  9.09
================================================================================================================
Total return*                                                  (5.60)%      24.98%    18.11%     4.56%     9.39%
Ratio of net expenses to average net assets                     2.05%        2.20%     2.20%     2.20%     2.20%
Ratio of net investment income (loss) to average net assets    (0.14)%       1.13%     0.45%     0.82%     0.35%
Portfolio turnover rate                                          109%         121%      160%      152%      194%
Net assets, end of period (in thousands)                     $13,552      $ 8,427   $ 6,516   $ 5,682   $ 6,439
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         2.21%        2.35%     2.51%     2.53%     2.48%
   Net investment income (loss) to average net assets          (0.30)%       0.98%     0.14%     0.49%     0.07%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/15

--------------------------------------------------------------------------------
                                                                   12/31/14
                                                                   to
                                                                   8/31/15
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $  13.51
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $   0.11
   Net realized and unrealized gain (loss) on investments             (0.59)
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (0.48)
--------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $     --
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.48)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.03
================================================================================
Total return*                                                         (3.55)%***
Ratio of net expenses to average net assets                            0.79%**
Ratio of net investment income (loss) to average net assets            1.44%**
Portfolio turnover rate                                                 109%
Net assets, end of period (in thousands)                           $ 54,305
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      0.95%**
   Net investment income (loss)                                        1.28%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 31

--------------------------------------------------------------------------------
                                                                   7/1/15
                                                                   to
                                                                   8/31/15
--------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $  14.08
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $   0.00(a)
   Net realized and unrealized gain (loss) on investments             (1.09)
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (1.09)
--------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $     --
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (1.09)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.99
================================================================================
Total return*                                                         (7.74)%***
Ratio of net expenses to average net assets                            1.38%**
Ratio of net investment income (loss) to average net assets            0.25%**
Portfolio turnover rate                                                 109%
Net assets, end of period (in thousands)                           $  2,304
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                1.55%**
   Net investment income (loss) to average net assets                  0.08%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

(a) Amount rounds to less than $0.01 or ($0.01) per share.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/15

--------------------------------------------------------------------------------------------------------------
                                                             Year       Year      Year      Year      Year
                                                             Ended      Ended     Ended     Ended     Ended
                                                             8/31/15    8/31/14   8/31/13   8/31/12   8/31/11
--------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 14.12    $ 11.37   $  9.69   $  9.32   $  8.49
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.01    $  0.37   $  0.20   $  0.21   $  0.18
   Net realized and unrealized gain (loss) on investments      (0.62)      2.63      1.69      0.34      0.76
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.61)   $  3.00   $  1.89   $  0.55   $  0.94
--------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.45)   $ (0.25)  $ (0.21)  $ (0.18)  $ (0.11)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.06)   $  2.75   $  1.68   $  0.37   $  0.83
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.06    $ 14.12   $ 11.37   $  9.69   $  9.32
==============================================================================================================
Total return*                                                  (4.48)%    26.66%    19.75%     6.09%    10.96%
Ratio of net expenses to average net assets                     0.80%      0.80%     0.80%     0.80%     0.80%
Ratio of net investment income (loss) to average net assets     0.85%      2.58%     1.85%     2.22%     1.74%
Portfolio turnover rate                                          109%       121%      160%      152%      194%
Net assets, end of period (in thousands)                     $23,815    $70,384   $71,726   $60,214   $59,927
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         0.96%      0.95%     1.00%     0.97%     0.95%
   Net investment income (loss) to average net assets           0.69%      2.43%     1.65%     2.05%     1.59%
==============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 33

Notes to Financial Statements | 8/31/15

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 31, 2014. Class R shares commenced operations on July 1, 2015. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

34 Pioneer Global Equity Fund | Annual Report | 8/31/15

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 35

    At August 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended August 31, 2015, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of August 31, 2015, the Fund had $113,048 in reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

36 Pioneer Global Equity Fund | Annual Report | 8/31/15 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    At August 31, 2015, the Fund reclassified $642,336 to increase undistributed net investment income and $642,336 to decrease accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2015, the Fund had a net capital loss carryforward of $16,155,081, which will expire in 2016 if not utilized.

    During the year ended August 31, 2015, a capital loss carryforward of $9,989,169 was utilized to offset net realized gains by the Fund.

    The tax character of distributions during the years ended August 31, 2015 and August 31, 2014 were as follows:

    ----------------------------------------------------------------------------
                                                       2015                 2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                              $4,690,934           $2,714,882
    ----------------------------------------------------------------------------
         Total                                   $4,690,934           $2,714,882
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2015:

    ----------------------------------------------------------------------------
                                                                            2015
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  1,034,603
    Capital loss carryforward                                       (16,155,081)
    Net unrealized appreciation                                       3,369,985
    ----------------------------------------------------------------------------
         Total                                                     $(11,750,493)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $19,487 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2015.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 37

E.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

F.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.


    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

38 Pioneer Global Equity Fund | Annual Report | 8/31/15

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the year ended August 31, 2015 was $(939,606). There were no outstanding futures contracts open at August 31, 2015.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 39 gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the year ended August 31, 2015 was $(4,521). There were no written options outstanding at August 31, 2015.

    Transactions in written options for the year ended August 31, 2015 are summarized as follows:

    ----------------------------------------------------------------------------
                                                     Number of    Premium
                                                     Contracts    Paid
    ----------------------------------------------------------------------------
    Options open at beginning of period                --         $          --
    Options opened                                   (327)             (138,765)
    Options exercised                                 129                55,134
    Options closed                                     66                23,562
    Options expired                                   132                60,069
    ----------------------------------------------------------------------------
    Options open at end of period                      --         $          --
    ============================================================================

K.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    The average value of swap contracts open during the year ended August 31, 2015 was $101,227. There are no outstanding total return swap contracts at August 31, 2015.

40 Pioneer Global Equity Fund | Annual Report | 8/31/15

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $47,183 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended August 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 83,999
Class B                                                                    1,148
Class C                                                                   13,700
Class R                                                                      215
Class Y                                                                   17,360
--------------------------------------------------------------------------------
  Total:                                                                $116,422
================================================================================

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 41

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,199 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,483 in distribution fees payable to PFD at August 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2015, CDSCs in the amount of $689 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2015, the Fund's expenses were not reduced under such arrangements.

42 Pioneer Global Equity Fund | Annual Report | 8/31/15

6. Forward Foreign Currency Contracts

At August 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended August 31, 2015 was $(266,983). There were no outstanding forward foreign currency contracts at August 31, 2015.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2015 was as follows:

--------------------------------------------------------------------------------------------
                                                                             Change in
Derivatives Not                                                Realized      Unrealized
Accounted for as                                               Gain or       Appreciation or
Hedging Instruments                                            (Loss) on     (Depreciation)
Under Accounting         Location of Gain or (Loss)            Derivatives   on Derivatives
Standards Codification   on Derivatives Recognized             Recognized    Recognized
(ASC) 815                in Income                             in Income     in Income
--------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on
 Currency Contracts      forward foreign currency contracts
                         and other assets and liabilities
                         denominated in foreign currencies     $   40,615
Forward Foreign          Change in unrealized appreciation
 Currency Contracts      (depreciation) on forward foreign
                         currency contracts and other
                         assets and liabilities denominated
                         in foreign currencies                               $ (47,706)
Total Return Swap        Net realized gain (loss) on total
                         return swap                           $1,303,407
Total Return Swap        Change in unrealized appreciation
                         (depreciation) on total return swap                 $ (78,710)
Futures Contracts        Net realized gain (loss) on
                         futures contracts                     $ (717,347)
Futures Contracts        Change in net unrealized
                         appreciation (depreciation) on
                         futures contracts                                   $ 147,350
Written Options          Net realized gain (loss) on
                                  written options              $   61,281

8. Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V
and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2015, and the related statement of operations for year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 28, 2015

44 Pioneer Global Equity Fund | Annual Report | 8/31/15

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

For the year ended August 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 58.76%.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

46 Pioneer Global Equity Fund | Annual Report | 8/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2006.             Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         Serves until a successor        2013-present); Chairman (2008-2013) and     Financial Solutions, Inc.
and Trustee                   trustee is elected or earlier   Chief Executive Officer (2008-2012),        (investor communications
                              retirement or removal.          Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009-
                                                              York (financial and securities services)    present); Director,
                                                              (1986-2004)                                 Quadriserv, Inc.
                                                                                                          (2005-2013); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.             Managing Partner, Federal City Capital      Director of New York
Trustee                       Serves until a successor        Advisors (corporate advisory services       Mortgage Trust
                              trustee is elected or earlier   company) (1997-2004 and 2008-present);      (publicly-traded mortgage
                              retirement or removal.          Interim Chief Executive Officer, Oxford     REIT) (2004-2009,
                                                              Analytica, Inc. (privately-held research    2012-present); Director
                                                              and consulting company) (2010); Executive   of The Swiss Helvetia
                                                              Vice President and Chief Financial          Fund, Inc. (closed-end
                                                              Officer, I-trax, Inc. (publicly traded      fund) (2010-present);
                                                              health care services company)               Director of Oxford
                                                              (2004-2007); and Executive Vice President   Analytica, Inc.
                                                              and Chief Financial Officer, Pedestal       (2008-present); and
                                                              Inc. (internet-based mortgage trading       Director of Enterprise
                                                              company) (2000-2002); Private consultant    Community Investment,
                                                              (1995-1997), Managing Director, Lehman      Inc. (privately-held
                                                              Brothers (investment banking firm)          affordable housing
                                                              (1992-1995); and Executive, The World       finance company)
                                                              Bank (1979-1992)                            (1985-2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.             William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor        Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier   (1972-present)                              Investment Trust and
                              retirement or removal.                                                      Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2005.             Founding Director, Vice President and       None
Trustee                       Serves until a successor        Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier   Inc. (consulting firm) (1982-present);
                              retirement or removal.          Desautels Faculty of Management, McGill
                                                              University (1999-present); and Manager of
                                                              Research Operations and Organizational
                                                              Learning, Xerox PARC, Xerox's advance
                                                              research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2005.             President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor        Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                              trustee is elected or earlier   (investment banking firm) (1981-present)    (closed-end investment
                              retirement or removal.                                                      company) (2004-present);
                                                                                                          and Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute
                                                                                                          (2000-2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.             Consultant (investment company services)    None
Trustee                       Serves until a successor        (2012-present); Executive Vice President,
                              trustee is elected or earlier   BNY Mellon (financial and investment
                              retirement or removal.          company services) (1969-2012); Director,
                                                              BNY International Financing Corp.
                                                              (financial services) (2002-2012); and
                                                              Director, Mellon Overseas Investment
                                                              Corp. (financial services) (2009-2012)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Global Equity Fund | Annual Report | 8/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.             Director and Executive Vice President       None
Trustee                       Serves until a successor        (since 2008) and Chief Investment
                              trustee is elected or earlier   Officer, U.S. (since 2010) of PIM-USA;
                              retirement or removal.          Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); and Portfolio Manager
                                                              of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 49

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee                                              (healthcare workers union pension funds)
                                                              (2001-present); Vice
                                                              President-International Investments
                                                              Group, American International Group, Inc.
                                                              (insurance company) (1993-2001); Vice
                                                              President Corporate Finance and Treasury
                                                              Group, Citibank, N.A.(1980-1986 and 1990-
                                                              1993); Vice President-Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corporation (government-sponsored issuer
                                                              of debt securities) (1988-1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987-1988); and
                                                              Mortgage Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986-1987)
------------------------------------------------------------------------------------------------------------------------------------

**  Ms. Monchak is a non-voting advisory trustee.

50 Pioneer Global Equity Fund | Annual Report | 8/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves at the       Chair, Director, CEO and President of       None
President and                 discretion of the Board.        Pioneer Investment Management-USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010-2013); and
                                                              Director of Institutional Business, CEO
                                                              of International, Eaton Vance Management
                                                              (2005-2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2005. Serves at the       Vice President and Associate General        None
Secretary and Chief           discretion of the Board.        Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010;
                                                              and Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves at the       Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.        December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and
                                                              Senior Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at the       Senior Counsel of Pioneer since May 2013    None
Assistant Secretary           discretion of the Board.        and Assistant Secretary of all the
                                                              Pioneer Funds since June 2010; and
                                                              Counsel of Pioneer from June 2007 to May
                                                              2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at the       Vice President-Fund Treasury of Pioneer;    None
Treasurer and Chief           discretion of the Board.        Treasurer of all of the Pioneer Funds
Financial                                                     since March 2008; Deputy Treasurer of
and Accounting Officer                                        Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/15 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2005. Serves at the       Director-Fund Treasury of Pioneer; and      None
Assistant Treasurer           discretion of the Board.        Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2005. Serves at the       Fund Accounting Manager-Fund Treasury of    None
Assistant Treasurer           discretion of the Board.        Pioneer; and Assistant Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at the       Fund Administration Manager-Fund Treasury   None
Assistant Treasurer           discretion of the Board.        of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since January 2009; and Client Service
                                                              Manager-Institutional Investor Services
                                                              at State Street Bank from March 2003 to
                                                              March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at the       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer      discretion of the Board.        of all the Pioneer Funds since March
                                                              2010; Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              since January 2012; Chief Compliance
                                                              Officer of Vanderbilt Capital Advisors,
                                                              LLC since July 2012: Director of Adviser
                                                              and Portfolio Compliance at Pioneer since
                                                              October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers,
                                                              Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2006. Serves at the       Director-Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.        Pioneer and Anti-Money Laundering Officer
Officer                                                       of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Global Equity Fund | Annual Report | 8/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19431-09-1015

                        Pioneer High Income
                        Municipal Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIMAX
                        Class C     HICMX
                        Class Y     HIMYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          25

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       39

Trustees, Officers and Service Providers                                      41

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/15 1

President's Letter

Dear Shareholder,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/15 3

Portfolio Management Discussion | 8/31/15

High-yield municipal bonds outperformed most other domestic fixed-income asset classes during the 12-month period ended August 31, 2015. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period. Mr. Chirunga, a vice president and a portfolio manager at Pioneer, manages the Fund along with Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended August 31, 2015?

A Pioneer High Income Municipal Fund's Class A shares returned 4.88% during the 12- month period ended August 31, 2015, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned -0.07%. During the same period, the average return of the 145 mutual funds in Lipper's High-Yield Municipal Debt Funds category was 3.88%, and the average return of the 194 mutual funds in Morningstar's High-Yield Municipal Funds category was 3.59%.

Q How did you position the Fund's portfolio during the 12-month period ended August 31, 2015?

A Throughout the 12 months, we continued the portfolio-restructuring program we began when the current management team took responsibility for the Fund in 2013, increasing the diversification* of the portfolio's investments, both by sector as well as by geographical region. As we did this, we further reduced the Fund's exposure to bonds backed by continuing care retirement securities, which had represented a major share of the Fund's invested assets back in 2013. During the period, we continued to emphasize owning project revenue bonds in the Fund's portfolio, while keeping a much lower exposure to general obligation bonds (G.O. bonds). At the end of the period, G.O. bonds represented slightly more than 3% of the Fund's total investment portfolio. The Fund's largest exposures by sector as of period end were to health care bonds (30% of the Fund's total investment portfolio), followed by special revenue bonds (nearly 26%), which include securities backed by revenues from tobacco lawsuit settlements, and then education bonds, which represented slightly less than 21% of the Fund's total investment portfolio.

*    Diversification does not assure a profit nor protect against loss.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Q What types of investments or asset allocation decisions had the greatest effects on the Fund's benchmark-relative performance during the 12-month period ended August 31, 2015?

A Strong credit research and security selection, the portfolio's overall diversification, and our emphasis on holding securities backed by project-specific revenue sources all factored into the Fund's good benchmark-relative performance during the period.

     Tobacco-revenue bonds, which are backed by proceeds from settlements of liability lawsuits against tobacco companies, performed very well during the 12-month period, and the Fund's significant exposure to such bonds provided strong support to benchmark-relative results.

     With regard to individual securities, the portfolio's holdings of bonds backed by revenues to correctional facilities in Otero County, New Mexico and Tensas Parish, Louisiana, also performed well and aided the Fund's benchmark-relative returns. In addition, the Fund's relative performance benefited from exposure to securities issued by the Esperanza Academy, a charter school in Pennsylvania, and debt backed by revenues to the Linden Ponds continuing care retirement community in Massachusetts.

     On the negative side, the most significant detractor from the Fund's benchmark-relative performance during the 12-month period was a large portfolio position in a security issued by the Philippi Municipal Building Commission for a small private university in West Virginia.

     It should be noted that although high-yield municipal bonds performed well over the full 12-month period, the asset class, and the Fund's performance, slumped into negative territory in the second calendar quarter of 2015 due to rising market interest rates. In addition, high-yield municipals struggled at times during the period because of the underperformance of debt securities issued by municipalities and institutions in the Commonwealth of Puerto Rico, which make up about 26% of the value of the securities in the Fund's Barclays Index benchmark. However, the portfolio's significant underweight to Puerto Rican bonds limited the damage to the Fund's performance and contributed positively to benchmark-relative results over the full 12-month period. Puerto Rican bonds represented just 2.6% of the Fund's total investment portfolio as of period end.

     The high-yield municipal market, including Puerto Rican bonds, did recover somewhat in August 2015, the final month of the period.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/15 5

Q Did you invest the Fund's portfolio in any derivative securities during the 12-month period ended August 31, 2015?

A    No, the Fund did not have any exposure to derivatives during the period.

Q What factors affected the Fund's yield during the 12-month period ended August 31, 2015?

A Although market interest rates were volatile during the period, especially in the second quarter of 2015 (April through June), the Fund's dividend remained relatively stable. The limited supply of new high-yield municipal bonds during the period helped the performance of the high-yield market and supported the current income levels the Fund received from its investments, which remained fairly consistent over the full 12 months.

Q    What is your investment outlook for the high-yield municipal market?

A We believe high-yield municipal bonds should remain attractive and that they offer a good investment opportunity for appropriate investors. We believe the domestic economy should continue to grow modestly, outpacing weaker growth in most foreign markets. At the same time, we believe inflation is likely to remain muted and that interest rates should remain relatively stable, while the new-issue supply in the high-yield municipal market is likely to continue to fall short of investment demand. Such conditions would create an investment environment that should favor credit-sensitive debt securities, including high-yield municipal bonds.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Please refer to the Schedule of Investments on pages 15-24 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/15 7

Portfolio Summary | 8/31/15

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Health                                                    30.0%
Special Revenues                                          25.9%
Education                                                 20.9%
Pollution Control Revenue                                  8.3%
Various Revenues                                           8.0%
General Obligation                                         3.4%
Transportation                                             2.4%
Housing                                                    0.7%
Insured                                                    0.2%
Escrowed                                                   0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

  1. City of Philippi West Virginia, Alderson-Broaddus College, 7.75%, 10/1/44      3.66%
-----------------------------------------------------------------------------------------
  2. Sanger Industrial Development Corp., Texas Pellets, Inc., 8.0%, 7/1/38         3.12
-----------------------------------------------------------------------------------------
  3. Commonwealth of Puerto Rico, 8.0%, 7/1/35                                      2.55
-----------------------------------------------------------------------------------------
  4. Golden State Tobacco Securitization Corp., 5.75%, 6/1/47                       2.09
-----------------------------------------------------------------------------------------
  5. Washington State Housing Finance Commission, Skyline at First Hill
     Project, 5.625%, 1/1/38                                                        2.03
-----------------------------------------------------------------------------------------
  6. Pennsylvania Economic Development Financing Authority, US Airways Group
     Series B, 8.0%, 5/1/29                                                         1.95
-----------------------------------------------------------------------------------------
  7. Tobacco Settlement Financing Corp., New Jersey, 5.0%, 6/1/41                   1.92
-----------------------------------------------------------------------------------------
  8. Tobacco Settlement Financing Corp., Virginia, 5.0%, 6/1/47                     1.90
-----------------------------------------------------------------------------------------
  9. TSASC, Inc., New York, Series 1, 5.125%, 6/1/42                                1.53
-----------------------------------------------------------------------------------------
 10. Michigan Strategic Fund, CFP Michigan II LLC, Floating Rate Note, 3/1/40       1.51
-----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Prices and Distributions | 8/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Class                     8/31/15                     8/31/14
--------------------------------------------------------------------------------
               A                        $7.22                       $7.27
--------------------------------------------------------------------------------
               C                        $7.22                       $7.28
--------------------------------------------------------------------------------
               Y                        $7.12                       $7.18
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-8/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment            Short-Term        Long-Term
          Class             Income              Capital Gains     Capital Gains
--------------------------------------------------------------------------------
            A              $0.4010                  $ --              $ --
--------------------------------------------------------------------------------
            C              $0.3456                  $ --              $ --
--------------------------------------------------------------------------------
            Y              $0.4091                  $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/15 9

Performance Update | 8/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                     Barclays
                        Net           Public         High Yield
                        Asset         Offering       Municipal
                        Value         Price          Bond
Period                  (NAV)         (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)              2.67%         2.14%           3.92%
5 Years                 4.11          3.14            5.63
1 Year                  4.88          0.19           -0.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer High Income        Barclays High Yield
                          Municipal Fund             Municipal Bond Index
10/06                     $ 9,550                    $10,000
8/07                      $ 9,662                    $10,076
8/08                      $ 9,184                    $ 9,635
8/09                      $ 7,861                    $ 8,750
8/10                      $ 9,838                    $10,682
8/11                      $10,018                    $11,051
8/12                      $11,144                    $12,752
8/13                      $10,669                    $12,253
8/14                      $11,470                    $14,060
8/15                      $12,030                    $14,050

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     High Yield
                                                     Municipal
                        If            If             Bond
Period                  Held          Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)              1.83%         1.83%           3.92%
5 Years                 3.35          3.35            5.63
1 Year                  3.95          3.95           -0.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer High Income        Barclays High Yield
                          Municipal Fund             Municipal Bond Index
10/06                     $10,000                    $10,000
8/07                      $10,026                    $10,076
8/08                      $ 9,430                    $ 9,635
8/09                      $ 7,999                    $ 8,750
8/10                      $ 9,928                    $10,682
8/11                      $10,046                    $11,051
8/12                      $11,094                    $12,752
8/13                      $10,541                    $12,253
8/14                      $11,263                    $14,060
8/15                      $11,708                    $14,050

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 11

Performance Update | 8/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                      Barclays
                        Net           High Yield
                        Asset         Municipal
                        Value         Bond
Period                  (NAV)         Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)              2.63%          3.92%
5 Years                 4.27           5.63
1 Year                  4.92          -0.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer High Income        Barclays High Yield
                          Municipal Fund             Municipal Bond Index
10/06                     $5,000,000                 $5,000,000
8/07                      $5,040,643                 $5,037,963
8/08                      $4,765,972                 $4,817,672
8/09                      $4,084,381                 $4,374,981
8/10                      $5,094,276                 $5,340,982
8/11                      $5,197,079                 $5,525,277
8/12                      $5,790,897                 $6,376,035
8/13                      $5,556,051                 $6,126,737
8/14                      $5,983,213                 $7,029,878
8/15                      $6,277,406                 $7,024,878

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                            A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00         $1,000.00         $1,000.00
Value on 3/1/15
--------------------------------------------------------------------------------
Ending Account Value               $  998.95         $  993.88         $  998.19
(after expenses) on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid                      $    4.48         $    8.29         $    3.58
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.65% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                            A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00         $1,000.00         $1,000.00
Value on 3/1/15
--------------------------------------------------------------------------------
Ending Account Value               $1,020.72         $1,016.89         $1,021.63
(after expenses) on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid                      $    4.53         $    8.39         $    3.62
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.65% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Schedule of Investments | 8/31/15

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 98.4% (f)
                             Alaska -- 0.2%
   1,250,000                 Northern Tobacco Securitization Corp., 5.0%, 6/1/46          $     960,012
-------------------------------------------------------------------------------------------------------
                             Arizona -- 1.0%
   1,000,000                 The Industrial Development Authority of the County of
                             Pima, Desert Heights Charter School, 7.0%, 5/1/34            $   1,034,620
   3,000,000                 The Industrial Development Authority of the County of
                             Pima, Desert Heights Charter School, 7.25%, 5/1/44               3,110,760
     725,000                 The Industrial Development Authority of the County of
                             Pima, Legacy Transition Charter School, 8.5%, 7/1/39               895,194
                                                                                          -------------
                                                                                          $   5,040,574
-------------------------------------------------------------------------------------------------------
                             California -- 13.6%
   2,715,000                 California County Tobacco Securitization Agency,
                             Los Angeles County Securitization Corp., 5.6%, 6/1/36        $   2,494,270
   3,800,000                 California County Tobacco Securitization Agency,
                             Los Angeles County Securitization Corp., 5.7%, 6/1/46            3,415,326
   6,755,000                 California County Tobacco Securitization Agency, Merced
                             County Tobacco Funding Corp., 5.25%, 6/1/45                      5,457,770
   5,040,000                 California County Tobacco Securitization Agency,
                             Sonoma County Securitization Corp., 5.125%, 6/1/38               4,237,884
   1,880,000                 California County Tobacco Securitization Agency,
                             Sonoma County Securitization Corp., 5.25%, 6/1/45                1,534,118
   1,300,000                 California Municipal Finance Authority, John Adams
                             Academics Project Series A, 5.25%, 10/1/45                       1,302,730
   6,300,000                 California Municipal Finance Authority, Santa Rosa
                             Academy, 6.0%, 7/1/42                                            6,575,184
   3,000,000                 California School Finance Authority, Classical Academies
                             Project Series A, 7.375%, 10/1/43                                3,491,340
     830,000                 California School Finance Authority, View Park Elementary
                             School, 5.625%, 10/1/34                                            843,820
   1,475,000                 California School Finance Authority, View Park Elementary
                             School, 5.875%, 10/1/44                                          1,508,232
   1,000,000                 California School Finance Authority, View Park Elementary
                             School, 6.0%, 10/1/49                                            1,027,630
   3,230,000                 California School Finance Authority, View Park High School
                             Series A, 7.125%, 10/1/48                                        3,575,416
   1,560,000                 California Statewide Communities Development Authority,
                             California Baptist University, 6.125%, 11/1/33                   1,685,050
   4,030,000                 California Statewide Communities Development Authority,
                             California Baptist University, 6.375%, 11/1/43                   4,393,224
   2,000,000                 California Statewide Communities Development Authority,
                             Lancer Educational Housing, 7.5%, 6/1/42                         2,198,200
     315,559                 California Statewide Communities Development Authority,
                             Micrology Holdings Project, 9.0%, 12/1/38 (c)                            3
  12,500,000                 Golden State Tobacco Securitization Corp.,
                             5.75%, 6/1/47                                                   10,672,375
   5,130,000                 Golden State Tobacco Securitization Corp., 6/1/37                4,206,908

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 15

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             California -- (continued)
   2,500,000                 Pittsburg Unified School District, 9/1/41 (e)                $     707,475
   1,925,000                 Pittsburg Unified School District, 9/1/42 (e)                      518,961
   3,500,000                 River Islands Public Financing Authority, 5.5%, 9/1/45           3,602,830
   6,000,000                 Tobacco Securitization Authority of Southern
                             California, San Diego County Securitization Corp.,
                             5.0%, 6/1/37                                                     5,166,360
   2,800,000                 Tobacco Securitization Authority of Southern
                             California, San Diego County Securitization Corp.,
                             5.125%, 6/1/46                                                   2,331,700
                                                                                          -------------
                                                                                          $  70,946,806
-------------------------------------------------------------------------------------------------------
                             Colorado -- 3.7%
   2,860,000                 Castle Oaks Metropolitan District No 3, 6.25%,
                             12/1/44 (g)                                                  $   2,825,594
   1,000,000                 Colorado Educational & Cultural Facilities
                             Authority, Charter School University,
                             5.0%, 12/15/45                                                     980,050
   2,000,000                 Colorado Educational & Cultural Facilities
                             Authority, Rocky Mountain Classical Charter School,
                             8.0%, 9/1/43                                                     2,114,680
   5,000,000                 Colorado Educational & Cultural Facilities Authority,
                             Rocky Mountain Classical Charter School,
                             8.125%, 9/1/48                                                   5,308,750
   8,000,000                 Kremmling Memorial Hospital District,
                             7.125%, 12/1/45                                                  6,581,120
   1,500,000                 Promenade Castle Rock Metropolitan District No 1
                             Series A, 5.75%, 12/1/39 (g)                                     1,470,075
                                                                                          -------------
                                                                                          $  19,280,269
-------------------------------------------------------------------------------------------------------
                             Connecticut -- 0.5%
   2,640,000                 Town of Hamden Connecticut, Whitney Center
                             Project Series A, 7.75%, 1/1/43                              $   2,751,434
-------------------------------------------------------------------------------------------------------
                             District of Columbia -- 0.9%
     735,000                 District of Columbia Tobacco Settlement Financing
                             Corp., 6.75%, 5/15/40                                        $     734,926
   4,000,000                 District of Columbia, Provident Group Howard
                             Properties LLC, 5.0%, 10/1/45                                    3,785,880
                                                                                          -------------
                                                                                          $   4,520,806
-------------------------------------------------------------------------------------------------------
                             Florida -- 2.9%
   5,000,000                 Alachua County Health Facilities Authority, Terraces
                             Bonita Springs Project Series A, 8.125%, 11/15/46            $   5,859,950
   5,000,000                 Capital Trust Agency, Inc., Million Air One LLC,
                             7.75%, 1/1/41                                                    4,746,350
   1,820,000                 County of Liberty Florida, Twin Oaks Project
                             8.25%, 7/1/28                                                      272,090

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             Florida -- (continued)
   1,000,000                 Florida Development Finance Corp., Tuscan Isle
                             Obligated Group, 7.0%, 6/1/35                                $   1,026,120
   3,000,000                 Florida Development Finance Corp., Tuscan Isle
                             Obligated Group, 7.0%, 6/1/45                                    3,050,370
                                                                                          -------------
                                                                                          $  14,954,880
-------------------------------------------------------------------------------------------------------
                             Hawaii -- 0.2%
   1,000,000                 State of Hawaii Department of Budget & Finance,
                             Craigside Project Series A, 9.0%, 11/15/44                   $   1,252,790
-------------------------------------------------------------------------------------------------------
                             Illinois -- 3.9%
     526,959                 Illinois Finance Authority, Clare Oaks Project
                             Series C2, 11/15/52 (e)                                      $     144,208
     526,959                 Illinois Finance Authority, Clare Oaks Project
                             Series C3 11/15/52 (e)                                              90,626
   2,634,795                 Illinois Finance Authority, Clare Oaks Project
                             Series C1, 11/15/52 (e)                                             90,795
     485,000                 Illinois Finance Authority, Clare Oaks Project
                             Series A3, 7.0%, 11/15/17                                          485,141
   1,250,000                 Illinois Finance Authority, Norwegian American
                             Hospital, Inc., 7.625%, 9/15/28                                  1,382,725
   4,845,000                 Illinois Finance Authority, Norwegian American
                             Hospital, Inc., 7.75%, 9/15/38                                   5,551,837
   4,213,653          4.00   Illinois Finance Authority, Clare Oaks Project Series E,
                             Floating Rate Note, 11/15/52 (Step)                              2,693,704
   2,520,000                 Southwestern Illinois Development Authority, Village
                             of Sauget, 5.625%, 11/1/26                                       2,318,602
     485,000                 Southwestern Illinois Development Authority, St Claire
                             County Comprehensive Behavioral Health Center,
                             6.2%, 6/1/17                                                       494,622
   7,020,000                 Southwestern Illinois Development Authority, St Claire
                             County Comprehensive Behavioral Health Center,
                             6.625%, 6/1/37                                                   7,132,320
                                                                                          -------------
                                                                                          $  20,384,580
-------------------------------------------------------------------------------------------------------
                             Indiana -- 2.9%
   1,750,000                 City of Carmel Indiana, Barrington Carmel Project
                             Series A, 7.0%, 11/15/32                                     $   1,934,905
   2,000,000                 City of Carmel Indiana, Barrington Carmel Project
                             Series A, 7.125%, 11/15/42                                       2,218,320
   2,000,000                 City of Carmel Indiana, Barrington Carmel Project
                             Series A, 7.125%, 11/15/47                                       2,213,780
   3,500,000                 City of Crown Point Indiana, Wittenberg Lutheran
                             Project Series A, 8.0%, 11/15/39                                 3,932,915
   4,000,000                 Vigo County Hospital Authority, Union Hospital, Inc.,
                             8.0%, 9/1/41                                                     4,780,080
                                                                                          -------------
                                                                                          $  15,080,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 17

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             Iowa -- 1.0%
     105,000                 Iowa Tobacco Settlement Authority, 5.5%, 6/1/42              $      91,933
   1,000,000                 Iowa Tobacco Settlement Authority, 5.6%, 6/1/34                    944,490
   4,580,000                 Iowa Tobacco Settlement Authority, 5.625%, 6/1/46                4,060,216
                                                                                          -------------
                                                                                          $   5,096,639
-------------------------------------------------------------------------------------------------------
                             Louisiana -- 0.7%
   5,800,000                 Tensas Parish Law Enforcement District, 8.5%,
                             10/1/26 (c)                                                  $   3,481,276
-------------------------------------------------------------------------------------------------------
                             Maryland -- 0.2%
   1,000,000                 Maryland Health & Higher Educational Facilities
                             Authority, City Neighbors Project Series A,
                             6.75%, 7/1/44                                                $   1,080,900
-------------------------------------------------------------------------------------------------------
                             Massachusetts -- 2.1%
   1,116,746                 Massachusetts Development Finance Agency,
                             Linden Ponds Series A, 11/15/56 (e)                          $       6,555
   4,003,354                 Massachusetts Development Finance Agency,
                             Linden Ponds Facility, 5.5%, 11/15/46                            3,409,737
   1,235,770                 Massachusetts Development Finance Agency,
                             Linden Ponds Series A, 6.25%, 11/15/26                           1,203,640
   3,340,294                 Massachusetts Development Finance Agency,
                             Linden Ponds Series A, 6.25%, 11/15/39                           3,187,910
   2,000,000                 Massachusetts Development Finance Agency,
                             Advent Care Project Series A, 6.75%, 10/15/37                    2,068,880
     860,000                 Massachusetts Development Finance Agency,
                             Advent Care Project Series A, 7.625%, 10/15/37                     958,169
   3,500,000                 Massachusetts Health & Educational Facilities
                             Authority, Quincy Medical Center, 6.5%, 1/15/38 (c)                  8,575
                                                                                          -------------
                                                                                          $  10,843,466
-------------------------------------------------------------------------------------------------------
                             Michigan -- 6.5%
   1,250,000                 Flint Hospital Building Authority, Hurley Medical
                             Center, 5.25%, 7/1/39                                        $   1,221,825
   1,250,000                 Flint Hospital Building Authority, Hurley Medical
                             Center, 7.375%, 7/1/35                                           1,414,875
   5,485,000                 Flint International Academy, 5.75%, 10/1/37                      5,522,079
     225,000                 Michigan Public Educational Facilities Authority,
                             Dr Joseph F Pollack Academic Center of Excellence,
                             7.25%, 4/1/20                                                      238,694
   2,020,000                 Michigan Public Educational Facilities Authority,
                             Dr Joseph F Pollack Academic Center of Excellence,
                             8.0%, 4/1/40                                                     2,148,937
   4,410,000                 Michigan Public Educational Facilities Authority,
                             Dadid Ellis Academy West, 5.875%, 6/1/37                         4,411,720
   4,000,000          6.62   Michigan Strategic Fund, CFP Taylor Governmental
                             Center LLC, Floating Rate Note, 11/1/41                          4,274,560
   7,135,000          6.75   Michigan Strategic Fund, CFP Michigan II LLC,
                             Floating Rate Note, 3/1/40                                       7,705,301

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             Michigan -- (continued)
     750,000                 Michigan Tobacco Settlement Finance Authority,
                             6.0%, 6/1/34                                                 $     653,430
   6,290,000                 Michigan Tobacco Settlement Finance Authority,
                             6.0%, 6/1/48                                                     5,242,526
   1,250,000                 Michigan Tobacco Settlement Finance Authority,
                             6.875%, 6/1/42                                                   1,218,662
                                                                                          -------------
                                                                                          $  34,052,609
-------------------------------------------------------------------------------------------------------
                             Minnesota -- 0.8%
   2,000,000                 Bloomington Port Authority, Radison Blu MOA LLC,
                             9.0%, 12/1/35                                                $   2,293,980
   1,500,000                 City of Brooklyn Park Minnesota, Prarie Seeds
                             Academy, 9.25%, 3/1/39 (Pre Refunded)                            1,718,820
                                                                                          -------------
                                                                                          $   4,012,800
-------------------------------------------------------------------------------------------------------
                             Missouri -- 1.7%
   5,740,000                 Community Memorial Hospital District,
                             6.68%, 12/1/34                                               $   5,957,776
   2,500,000                 Kirkwood Industrial Development Authority, Aberdeen
                             Heights Series A, 8.25%, 5/15/45                                 2,828,375
                                                                                          -------------
                                                                                          $   8,786,151
-------------------------------------------------------------------------------------------------------
                             New Jersey -- 5.1%
   6,000,000                 New Jersey Economic Development Authority,
                             Gloucester Marine Project, 6.625%, 1/1/37                    $   6,030,180
   4,500,000                 New Jersey Health Care Facilities Financing Authority,
                             St Peters University Hospital, 6.25%, 7/1/35                     4,837,680
   7,580,000                 Tobacco Settlement Financing Corp. New Jersey,
                             4.75%, 6/1/34                                                    5,682,726
  13,000,000                 Tobacco Settlement Financing Corp. New Jersey,
                             5.0%, 6/1/41                                                     9,848,280
                                                                                          -------------
                                                                                          $  26,398,866
-------------------------------------------------------------------------------------------------------
                             New Mexico -- 1.1%
   6,055,000                 County of Otero New Mexico, 6.0%, 4/1/28                     $   5,822,185
-------------------------------------------------------------------------------------------------------
                             New York -- 4.6%
      85,000                 New York City Industrial Development Agency,
                             British Airways Plc, 5.25%, 12/1/32                          $      85,255
   2,210,000                 New York Counties Tobacco Trust IV, 5.0%, 6/1/45                 1,883,296
  10,000,000                 New York Counties Tobacco Trust V, 6/1/38 (e)                    2,250,700
   2,000,000                 Onondaga Civic Development Corp., St Joseph's
                             Hospital Health Center, 5.0%, 7/1/42                             2,060,520
   4,500,000                 Suffolk Tobacco Asset Securitization Corp., 6/1/44               4,458,285
  10,000,000                 The Erie County Industrial Development Agency,
                             Galvstar LLC Project Series A, 9.25%, 10/1/30 (c)                2,548,100
   8,000,000                 The Erie County Industrial Development Agency,
                             Galvstar LLC Project Series B, 9.25%, 10/1/30 (c)                2,038,480


The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 19

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             New York -- (continued)
   1,795,000                 The Erie County Industrial Development Agency,
                             Galvstar LLC Project Series C, 9.25%, 10/1/30 (c)            $     457,384
   9,040,000                 TSASC, Inc. New York, Series 1, 5.125%, 6/1/42                   7,833,702
     100,000                 Westchester Tobacco Asset Securitization New York,
                             5.125%, 6/1/38                                                      96,351
                                                                                          -------------
                                                                                          $  23,712,073
-------------------------------------------------------------------------------------------------------
                             Ohio -- 6.5%
   6,000,000                 Buckeye Tobacco Settlement Financing Authority,
                             5.75%, 6/1/34                                                $   4,807,860
   8,000,000                 Buckeye Tobacco Settlement Financing Authority,
                             5.875%, 6/1/47                                                   6,410,400
   8,555,000                 Buckeye Tobacco Settlement Financing Authority,
                             6.0%, 6/1/42                                                     6,972,753
   5,010,000                 Buckeye Tobacco Settlement Financing Authority,
                             6.5%, 6/1/47                                                     4,352,538
   1,150,000                 County of Muskingum Ohio, Genesis Healthcare
                             System, 5.0%, 2/15/33                                            1,206,097
   5,000,000                 County of Muskingum Ohio, Genesis Healthcare
                             System, 5.0%, 2/15/48                                            5,177,450
   2,900,000                 Southeastern Ohio Port Authority, Marietta Aera
                             Health Care, Inc., 6.0%, 12/1/42                                 3,118,051
     500,000                 Southeastern Ohio Port Authority, Memorial Health
                             Systems, 5.0%, 12/1/43                                             502,535
   1,000,000                 Southeastern Ohio Port Authority, Memorial Health
                             Systems, 5.5%, 12/1/43                                           1,044,120
                                                                                          -------------
                                                                                          $  33,591,804
-------------------------------------------------------------------------------------------------------
                             Pennsylvania -- 9.3%
     680,000                 Allegheny County Hospital Development Authority,
                             Ohio Valley General Hospital, 5.125%, 4/1/35                 $     675,730
   3,000,000                 Pennsylvania Economic Development Financing
                             Authority, Northwestern Human Services, Inc.,
                             5.25%, 6/1/28                                                    3,001,590
   2,005,000                 Pennsylvania Economic Development Financing
                             Authority, US Airways Group Series A, 7.5%, 5/1/20               2,304,567
   8,445,000                 Pennsylvania Economic Development Financing
                             Authority, US Airways Group Series B, 8.0%, 5/1/29               9,979,710
   2,200,000                 Philadelphia Authority for Industrial Development,
                             Greater Philadelphia Health, 6.5%, 6/1/45                        2,170,080
   3,145,000                 Philadelphia Authority for Industrial Development,
                             Greater Philadelphia Health, 6.625%, 6/1/50                      3,104,587
   2,500,000                 Philadelphia Authority for Industrial Development,
                             Green Woods Charter School, 5.5%, 6/15/32                        2,565,225
   5,200,000                 Philadelphia Authority for Industrial Development,
                             Green Woods Charter School, 5.75%, 6/15/42                       5,352,412
   6,000,000                 Philadelphia Authority for Industrial Development,
                             Nueva Esperanza, Inc., 8.2%, 12/1/43                             6,616,800

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             Pennsylvania -- (continued)
   3,000,000                 Philadelphia Authority for Industrial Development,
                             Performing Arts Charter School, 6.75%,
                             6/15/43 (144A)                                               $   3,158,250
   1,000,000                 Philadelphia Authority for Industrial Development,
                             Performing Arts Charter School, 6.5%, 6/15/33 (144A)             1,047,490
   4,000,000                 Philadelphia Hospitals & Higher Education Facilities
                             Authority, Temple University Health System,
                             5.625%, 7/1/42                                                   4,190,040
   4,000,000                 Pottsville Hospital Authority Pennsylvania, Schuylkill
                             Health System, 6.5%, 7/1/28                                      4,273,640
                                                                                          -------------
                                                                                          $  48,440,121
-------------------------------------------------------------------------------------------------------
                             Puerto Rico -- 2.5%
  18,000,000                 Commonwealth of Puerto Rico, 8.0%, 7/1/35 (g)                $  13,072,680
-------------------------------------------------------------------------------------------------------
                             Rhode Island -- 0.1%
   2,065,000                 Central Falls Detention Facility Corp., 7.25%,
                             7/15/35 (c)                                                  $     513,008
-------------------------------------------------------------------------------------------------------
                             Tennessee -- 0.0%+
       5,000                 Johnson City Health & Educational Facilities Board,
                             Appalachian Christian, 5.0%, 2/15/43                         $       5,128
-------------------------------------------------------------------------------------------------------
                             Texas -- 10.3%
  14,850,000                 Sanger Industrial Development Corp., Texas Pellets,
                             Inc., 8.0%, 7/1/38                                           $  15,950,534
   6,350,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., MRC Crestview Project, 8.125%, 11/15/44                   7,292,784
   5,500,000                 Arlington Higher Education Finance Corp., LTTS
                             Charter School, Inc., 7.125%, 3/1/44                             5,817,350
   5,000,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Stayton at Museum Way, 8.25%, 11/15/44                    4,982,550
   5,000,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Mirador Project, 8.125%, 11/15/39                         4,724,950
   2,700,000                 City of Celina Texas, 6.25%, 9/1/40                              2,607,444
   2,250,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Mirador Project, 8.0%, 11/15/29                           2,181,128
   2,000,000                 La Vernia Higher Education Finance Corp., Meridian
                             World School Series A, 5.5%, 8/15/45                             1,997,020
   1,775,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Stayton at Museum Way, 8.0%, 11/15/28                     1,779,722
   1,380,000                 Kinney County Public Facilities Corp., 7.0%, 11/1/25             1,239,682
   1,075,000                 City of Celina Texas, 6.0%, 9/1/30                               1,046,029
   1,000,000                 City of Celina Texas, 5.5%, 9/1/24                                 980,560
     650,000                 City of Celina Texas, 5.875%, 9/1/40                               626,925
     500,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                             Import District Phase, 5.125%, 9/15/28                             491,135
     450,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                             Import District Phase, 5.375%, 9/15/35                             439,740

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 21

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             Texas -- (continued)
     400,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                             Import District Phase, 5.5%, 9/15/40                         $     389,912
     400,000                 City of Celina Texas, 5.375%, 9/1/28                               389,788
     250,000                 City of Celina Texas, 5.5%, 9/1/32                                 242,488
     120,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., MRC Crestview Project, 8.0%, 11/15/34                       138,085
   1,000,000                 Texas Midwest Public Facility Corp., Secure Treatment
                             Facility, 9.0%, 10/1/30 (c)                                        129,000
     234,442                 Gulf Coast Industrial Development Authority, Micrology
                             Holdings LLC, 7.0%, 12/1/36 (c)                                          2
                                                                                          -------------
                                                                                          $  53,446,828
-------------------------------------------------------------------------------------------------------
                             Utah -- 1.8%
   1,285,000                 Utah State Charter School Finance Authority, Summit
                             Academy High School, 7.25%, 5/15/21                          $   1,410,827
   1,985,000                 Utah State Charter School Finance Authority, Summit
                             Academy High School, 8.125%, 5/15/31                             2,241,621
   5,145,000                 Utah State Charter School Finance Authority, Summit
                             Academy High School, 8.5%, 5/15/41                               5,894,163
                                                                                          -------------
                                                                                          $   9,546,611
-------------------------------------------------------------------------------------------------------
                             Virginia -- 2.3%
   2,100,000                 Cherry Hill Community Development Authority,
                             Potomac Shores Project, 5.4%, 3/1/45                         $   2,132,277
  13,840,000                 Tobacco Settlement Financing Corp. Virginia,
                             5.0%, 6/1/47                                                     9,733,257
                                                                                          -------------
                                                                                          $  11,865,534
-------------------------------------------------------------------------------------------------------
                             Washington -- 2.7%
   3,500,000                 Washington State Housing Finance Commission,
                             Skyline at First Hill Project, 5.625%, 1/1/27                $   3,513,720
  10,610,000                 Washington State Housing Finance Commission,
                             Skyline at First Hill Project, 5.625%, 1/1/38                   10,404,272
                                                                                          -------------
                                                                                          $  13,917,992
-------------------------------------------------------------------------------------------------------
                             West Virginia -- 4.7%
  25,000,000                 City of Philippi West Virginia, Alderson-Broaddus
                             College, 7.75%, 10/1/44                                      $  18,750,246
   5,395,000                 West Virginia Hospital Finance Authority, Highland
                             Hospital, 9.125%, 10/1/41                                        5,978,631
                                                                                          -------------
                                                                                          $  24,728,877
-------------------------------------------------------------------------------------------------------
                             Wisconsin -- 4.6%
   1,245,000                 Public Finance Authority, Voyager Foundation, Inc.,
                             5.125%, 10/1/45                                              $   1,248,610
   1,590,000                 Public Finance Authority, Coral Academy of Science,
                             5.625%, 7/1/44                                                   1,677,561

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                             Wisconsin -- (continued)
   1,500,000                 Public Finance Authority, Roseman University
                             Health Sciences, 5.75%, 4/1/35                               $   1,504,290
   4,150,000                 Public Finance Authority, Roseman University Health
                             Sciences, 5.875%, 4/1/45                                         4,158,798
   2,815,000                 Public Finance Authority, Voyager Foundation Inc.,
                             6.2%, 10/1/42                                                    3,010,811
   5,057,500                 Public Finance Authority, Las Ventanas Retirement
                             Community, 7.0%, 10/1/42                                         5,062,659
   5,325,000                 Public Finance Authority, Glenridge of Palmer Ranch,
                             8.25%, 6/1/46                                                    6,195,797
   1,265,000                 Public Finance Authority, Searstone Project,
                             8.375%, 6/1/20                                                   1,269,137
                                                                                          -------------
                                                                                          $  24,127,663
-------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $515,479,520)                                          $ 511,715,362
-------------------------------------------------------------------------------------------------------
                             MUNICIPAL COLLATERALIZED DEBT
                             OBLIGATION -- 0.0%+
   1,175,000          0.00   Non-Profit Preferred Funding Trust I, Floating Rate
                             Note, 9/15/37 (144A)                                         $      73,214
-------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                             (Cost $1,172,488)                                            $      73,214
-------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 98.4%
                             (Cost $516,652,008) (a)(h)                                   $ 511,788,576
-------------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 1.6%                           $   8,319,142
-------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                   $ 520,107,718
=======================================================================================================

(Pre-Refunded)  Pre-Refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(Step) Step up bond issued with an initial coupon which converts to a higher rate at a later date.

+               Amount rounds to less than 0.01%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2015, the value of these securities amounted to $4,278,954 or 0.8% of total net assets.

(a) At August 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $516,560,524 was as follows:

                  Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                             $ 32,321,859

                  Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                              (37,093,807)
                                                                                          ------------
                  Net unrealized depreciation                                             $ (4,771,948)
                                                                                          ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 23

(c)             Security is in default.

(d)             Security is non-income producing.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

(f)             Consists of Revenue Bonds unless otherwise indicated.

(g)             Represents a General Obligation bond.

(h) The concentration of investments by type of obligation/market sector is as follows:

                 Revenue Bonds:
                 Health                                                    30.0%
                 Special Revenues                                          25.9%
                 Education                                                 20.9%
                 Pollution Control Revenue                                  8.3%
                 Various Revenues                                           8.0%
                 General Obligation                                         3.4%
                 Transportation                                             2.4%
                 Housing                                                    0.7%
                 Insured                                                    0.2%
                 Escrowed                                                   0.2%
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2015 aggregated $195,366,952 and $142,900,631, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2015, in valuing the Fund's investments:

----------------------------------------------------------------------------------
                                Level 1    Level 2         Level 3    Total
----------------------------------------------------------------------------------
Municipal Bonds                 $ --       $511,715,362    $ --       $511,715,362
Municipal Collateralized
  Debt Obligation                 --             73,214      --             73,214
----------------------------------------------------------------------------------
Total                           $ --       $511,788,576    $ --       $511,788,576
==================================================================================

During the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Statement of Assets and Liabilities | 8/31/15

ASSETS:
  Investment in securities, at value (cost $516,652,008)           $511,788,576
  Receivables --
     Investment securities sold                                       1,055,902
     Fund shares sold                                                 1,974,095
     Interest                                                         9,849,201
  Other Assets                                                           38,577
-------------------------------------------------------------------------------
        Total assets                                               $524,706,351
===============================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                       $  1,974,690
     Dividends                                                          422,174
     Trustee fees                                                         3,514
  Due to affiliates                                                     108,126
  Due to custodian                                                    1,941,085
  Accrued expenses                                                      149,044
-------------------------------------------------------------------------------
        Total liabilities                                          $  4,598,633
===============================================================================
NET ASSETS:
  Paid-in capital                                                  $576,077,176
  Undistributed net investment income                                 9,220,468
  Accumulated net realized loss on investments                      (60,326,494)
  Net unrealized depreciation on investments                         (4,863,432)
-------------------------------------------------------------------------------
        Total net assets                                           $520,107,718
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $245,876,824/34,067,992 shares)                $       7.22
  Class C (based on $146,029,311/20,232,106 shares)                $       7.22
  Class Y (based on $128,201,583/17,995,378 shares)                $       7.12
MAXIMUM OFFERING PRICE:
  Class A ($7.22 (divided by) 95.5%)                               $       7.56
===============================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 25

Statement of Operations

For the Year Ended 8/31/15

INVESTMENT INCOME:
  Interest                                                     $33,283,048
----------------------------------------------------------------------------------------
         Total investment income                                             $33,283,048
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $ 2,563,968
  Transfer agent fees
     Class A                                                        24,439
     Class C                                                         8,298
     Class Y                                                         1,882
  Distribution fees
     Class A                                                       616,497
     Class C                                                     1,496,621
  Shareholder communications expense                               323,310
  Administrative reimbursement                                     157,501
  Custodian fees                                                     9,355
  Registration fees                                                 46,000
  Professional fees                                                 95,400
  Printing expense                                                  31,804
  Fees and expenses of nonaffiliated Trustees                       18,870
  Miscellaneous                                                     92,598
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 5,486,543
----------------------------------------------------------------------------------------
            Net investment income                                            $27,796,505
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                           $(6,679,877)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                       $   875,019
----------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                            $(5,804,858)
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $21,991,647
========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended
                                                            8/31/15         8/31/14
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  27,796,505   $  28,710,919
Net realized gain (loss) on investments                        (6,679,877)      2,409,680
Change in net unrealized appreciation (depreciation)
  on investments                                                  875,019       3,527,217
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                   $  21,991,647   $  34,647,816
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.40 and $0.44 per share, respectively)     $ (13,393,020)  $ (14,679,335)
      Class C ($0.35 and $0.39 per share, respectively)        (7,010,653)     (8,896,752)
      Class Y ($0.41 and $0.45 per share, respectively)        (6,591,060)     (6,197,281)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (26,994,733)  $ (29,773,368)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 169,528,293   $ 171,100,856
Reinvestment of distributions                                  22,079,945      23,543,400
Cost of shares repurchased                                   (156,480,079)   (274,646,597)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $  35,128,159   $ (80,002,341)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $  30,125,073   $ (75,127,893)
NET ASSETS:
Beginning of year                                           $ 489,982,645   $ 565,110,538
-----------------------------------------------------------------------------------------
End of year                                                 $ 520,107,718   $ 489,982,645
-----------------------------------------------------------------------------------------
Undistributed net investment income                         $   9,220,468   $   8,420,280
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 27

----------------------------------------------------------------------------------------------
                                 Year Ended      Year Ended      Year Ended      Year Ended
                                 8/31/15         8/31/15         8/31/14         8/31/14
                                 Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                       11,663,809     $ 85,671,600     13,364,645     $  95,629,792
Reinvestment of distributions      1,603,795       11,756,863      1,762,944        12,632,777
Less shares repurchased          (12,244,062)     (89,616,434)   (16,892,168)     (120,665,382)
----------------------------------------------------------------------------------------------
   Net increase (decrease)         1,023,542     $  7,812,029     (1,764,579)    $ (12,402,813)
==============================================================================================
Class C
Shares sold                        3,106,826     $ 22,852,098      3,088,934     $  22,128,792
Reinvestment of distributions        775,852        5,689,573        969,680         6,948,501
Less shares repurchased           (4,193,913)     (30,726,011)   (10,680,691)      (76,310,340)
----------------------------------------------------------------------------------------------
   Net decrease                     (311,235)    $ (2,184,340)    (6,622,077)    $ (47,233,047)
==============================================================================================
Class Y
Shares sold                        8,395,575     $ 61,004,595      7,547,136     $  53,342,272
Reinvestment of distributions        640,635        4,633,509        560,257         3,962,122
Less shares repurchased           (4,995,290)     (36,137,634)   (11,017,755)      (77,670,875)
----------------------------------------------------------------------------------------------
   Net increase (decrease)         4,040,920     $ 29,500,470     (2,910,362)    $ (20,366,481)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year         Year        Year
                                                                  Ended       Ended       Ended        Ended       Ended
                                                                  8/31/15     8/31/14     8/31/13      8/31/12     8/31/11
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   7.27    $   7.19    $   7.94     $   7.58    $   7.97
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.41    $   0.43    $   0.53     $   0.47    $   0.53
   Net realized and unrealized gain (loss) on investments            (0.06)       0.09       (0.84)        0.34       (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.35    $   0.52    $  (0.31)    $   0.81    $   0.13
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.40)   $  (0.44)   $  (0.44)    $  (0.45)   $  (0.52)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.05)   $   0.08    $  (0.75)    $   0.36    $  (0.39)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.22    $   7.27    $   7.19     $   7.94    $   7.58
============================================================================================================================
Total return*                                                         4.88%       7.52%      (4.26)%      11.24%       1.83%
Ratio of net expenses to average net assets                           0.89%       0.90%       0.88%        0.89%       0.88%
Ratio of net investment income (loss) to average net assets           5.59%       5.97%       6.26%        6.25%       6.98%
Portfolio turnover rate                                                 29%         55%         17%          54%         65%
Net assets, end of period (in thousands)                          $245,877    $240,331    $250,163     $373,039    $378,883
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 29

----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year         Year        Year
                                                                  Ended       Ended       Ended        Ended       Ended
                                                                  8/31/15     8/31/14     8/31/13      8/31/12     8/31/11
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $   7.28    $   7.19    $   7.94     $   7.58    $   7.96
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.36    $   0.41    $   0.46     $   0.41    $   0.47
   Net realized and unrealized gain (loss) on investments            (0.07)       0.07       (0.83)        0.35       (0.39)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.29    $   0.48    $  (0.37)    $   0.76    $   0.08
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.35)   $  (0.39)   $  (0.38)    $  (0.40)   $  (0.46)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.06)   $   0.09    $  (0.75)    $   0.36    $  (0.38)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.22    $   7.28    $   7.19     $   7.94    $   7.58
============================================================================================================================
Total return*                                                         3.95%       6.85%      (4.98)%      10.42%       1.19%
Ratio of net expenses to average net assets                           1.65%       1.66%       1.63%        1.63%       1.63%
Ratio of net investment income (loss) to average net assets           4.83%       5.23%       5.53%        5.50%       6.24%
Portfolio turnover rate                                                 29%         55%         17%          54%         65%
Net assets, end of period (in thousands)                          $146,029    $149,453    $195,290     $265,448    $244,848
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.


30 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year         Year        Year
                                                                  Ended       Ended       Ended        Ended       Ended
                                                                  8/31/15     8/31/14     8/31/13      8/31/12     8/31/11
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   7.18    $   7.10    $   7.84     $   7.49    $   7.88
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.39    $   0.46    $   0.53     $   0.48    $   0.53
   Net realized and unrealized gain (loss) on investments            (0.04)       0.07       (0.82)        0.33       (0.39)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.35    $   0.53    $  (0.29)    $   0.81    $   0.14
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.41)   $  (0.45)   $  (0.45)    $  (0.46)   $  (0.53)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.06)   $   0.08    $  (0.74)    $   0.35    $  (0.39)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.12    $   7.18    $   7.10     $   7.84    $   7.49
============================================================================================================================
Total return*                                                         4.92%       7.69%      (4.05)%      11.43%       2.02%
Ratio of net expenses to average net assets                           0.71%       0.71%       0.72%        0.67%       0.67%
Ratio of net investment income (loss) to average net assets           5.77%       6.17%       6.40%        6.46%       7.21%
Portfolio turnover rate                                                 29%         55%         17%          54%         65%
Net assets, end of period (in thousands)                          $128,202    $100,199    $119,658     $176,664    $198,089
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 31

Notes to Financial Statements | 8/31/15

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At August 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 33

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2015, the Fund reclassified $1,584 to decrease undistributed net investment income and $1,584 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2015, the Fund was permitted to carry forward indefinitely $21,308,836 of short-term losses and $30,332,774 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2015, the Fund had a net capital loss carryforward of $8,649,148 of which the following amounts will expire between 2017 and 2018 if not utilized: $2,640,380 in 2017 and $6,008,768 in
     2018. Since new losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     The tax character of distributions during the years ended August 31, 2015 and August 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                      2015                  2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                         $26,502,250           $28,444,745
     Ordinary income                               492,483             1,328,623
     ---------------------------------------------------------------------------
          Total                                $26,994,733           $29,773,368
     ===========================================================================

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                                $  9,515,422
     Capital loss carryforward                                       (60,290,758)
     Current year dividend payable                                      (422,174)
     Net unrealized depreciation                                      (4,771,948)
     ---------------------------------------------------------------------------
          Total                                                     $(55,969,458)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $75,010 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 35

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. This expense limitation is in effect through January 1, 2016 for Class A shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,649 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 94,768
Class C                                                                   81,928
Class Y                                                                  146,614
--------------------------------------------------------------------------------
  Total                                                                 $323,310
================================================================================

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,802 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,675 in distribution fees payable to PFD at August 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2015, CDSCs in the amount of $14,380 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 37

Interbank Offered Rate (LIBOR) plus 0.85% (0.90% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2015, the Fund had no borrowings under the credit agreement.

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the
Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2015, and the related statement of operations for year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 28, 2015

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 39

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 100.00% and 0.00%, respectively.

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 41

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2006.             Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         Serves until a successor        2013-present); Chairman (2008-2013) and     Financial Solutions, Inc.
and Trustee                   trustee is elected or earlier   Chief Executive Officer (2008-2012),        (investor communications
                              retirement or removal.          Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009-
                                                              York (financial and securities services)    present); Director,
                                                              (1986-2004)                                 Quadriserv, Inc.
                                                                                                          (2005-2013); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.             Managing Partner, Federal City Capital      Director of New York
Trustee                       Serves until a successor        Advisors (corporate advisory services       Mortgage Trust
                              trustee is elected or earlier   company) (1997-2004 and 2008-present);      (publicly-traded mortgage
                              retirement or removal.          Interim Chief Executive Officer, Oxford     REIT) (2004-2009,
                                                              Analytica, Inc. (privately-held research    2012-present); Director
                                                              and consulting company) (2010); Executive   of The Swiss Helvetia
                                                              Vice President and Chief Financial          Fund, Inc. (closed-end
                                                              Officer, I-trax, Inc. (publicly traded      fund) (2010-present);
                                                              health care services company)               Director of Oxford
                                                              (2004-2007); and Executive Vice President   Analytica, Inc.
                                                              and Chief Financial Officer, Pedestal       (2008-present); and
                                                              Inc. (internet-based mortgage trading       Director of Enterprise
                                                              company) (2000-2002); Private consultant    Community Investment,
                                                              (1995-1997), Managing Director, Lehman      Inc. (privately-held
                                                              Brothers (investment banking firm)          affordable housing
                                                              (1992-1995); and Executive, The World       finance company)
                                                              Bank (1979-1992)                            (1985-2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.             William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor        Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier   (1972-present)                              Investment Trust and
                              retirement or removal.                                                      Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2006.             Founding Director, Vice President and       None
Trustee                       Serves until a successor        Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier   Inc. (consulting firm) (1982-present);
                              retirement or removal.          Desautels Faculty of Management, McGill
                                                              University (1999-present); and Manager of
                                                              Research Operations and Organizational
                                                              Learning, Xerox PARC, Xerox's advance
                                                              research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2006.             President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor        Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                              trustee is elected or earlier   (investment banking firm) (1981-present)    (closed-end investment
                              retirement or removal.                                                      company) (2004-present);
                                                                                                          and Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute
                                                                                                          (2000-2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.             Consultant (investment company services)    None
Trustee                       Serves until a successor        (2012-present); Executive Vice President,
                              trustee is elected or earlier   BNY Mellon (financial and investment
                              retirement or removal.          company services) (1969-2012); Director,
                                                              BNY International Financing Corp.
                                                              (financial services) (2002-2012); and
                                                              Director, Mellon Overseas Investment
                                                              Corp. (financial services) (2009-2012)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 43

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.             Director and Executive Vice President       None
Trustee                       Serves until a successor        (since 2008) and Chief Investment
                              trustee is elected or earlier   Officer, U.S. (since 2010) of PIM-USA;
                              retirement or removal.          Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); and Portfolio Manager
                                                              of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee                                              (healthcare workers union pension funds)
                                                              (2001-present); Vice
                                                              President-International Investments
                                                              Group, American International Group, Inc.
                                                              (insurance company) (1993-2001); Vice
                                                              President Corporate Finance and Treasury
                                                              Group, Citibank, N.A.(1980-1986 and 1990-
                                                              1993); Vice President-Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corporation (government-sponsored issuer
                                                              of debt securities) (1988-1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987-1988); and
                                                              Mortgage Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986-1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 45

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves at the       Chair, Director, CEO and President of       None
President and                 discretion of the Board.        Pioneer Investment Management-USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010-2013); and
                                                              Director of Institutional Business, CEO
                                                              of International, Eaton Vance Management
                                                              (2005-2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2006. Serves at the       Vice President and Associate General        None
Secretary and Chief           discretion of the Board.        Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010;
                                                              and Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves at the       Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.        December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and
                                                              Senior Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at the       Senior Counsel of Pioneer since May 2013    None
Assistant Secretary           discretion of the Board.        and Assistant Secretary of all the
                                                              Pioneer Funds since June 2010; and
                                                              Counsel of Pioneer from June 2007 to May
                                                              2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at the       Vice President-Fund Treasury of Pioneer;    None
Treasurer and Chief           discretion of the Board.        Treasurer of all of the Pioneer Funds
Financial                                                     since March 2008; Deputy Treasurer of
and Accounting Officer                                        Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2006. Serves at the       Director-Fund Treasury of Pioneer; and      None
Assistant Treasurer           discretion of the Board.        Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2006. Serves at the       Fund Accounting Manager-Fund Treasury of    None
Assistant Treasurer           discretion of the Board.        Pioneer; and Assistant Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at the       Fund Administration Manager-Fund Treasury   None
Assistant Treasurer           discretion of the Board.        of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since January 2009; and Client Service
                                                              Manager-Institutional Investor Services
                                                              at State Street Bank from March 2003 to
                                                              March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at the       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer      discretion of the Board.        of all the Pioneer Funds since March
                                                              2010; Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              since January 2012; Chief Compliance
                                                              Officer of Vanderbilt Capital Advisors,
                                                              LLC since July 2012: Director of Adviser
                                                              and Portfolio Compliance at Pioneer since
                                                              October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers,
                                                              Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2006. Serves at the       Director-Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.        Pioneer and Anti-Money Laundering Officer
Officer                                                       of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 47

                           This page for your notes.

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 49

                           This page for your notes.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/15 51

                           This page for your notes.

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 21203-08-1015

                    Pioneer Long/Short
                    Bond Fund

                    (Formerly Pioneer Long/Short Global
                    Bond Fund)*

--------------------------------------------------------------------------------
                    Annual Report | August 31, 2015
--------------------------------------------------------------------------------

                    Ticker Symbols:
                    Class A        LSGAX
                    Class C        LSGCX
                    Class Y        LSGYX


                    * Effective June 1, 2015, the Fund was renamed Pioneer
                      Long/Short Bond Fund.

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents
President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          28

Notes to Financial Statements                                                 35

Report of Independent Registered Public Accounting Firm                       53

Trustees, Officers and Service Providers                                      55

                        Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 1

President's Letter

Dear Shareholder,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 3

Portfolio Management Discussion | 8/31/15

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Bond Fund's performance during the 12-month period ended August 31, 2015, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended August 31, 2015?

A Pioneer Long/Short Bond Fund's Class A shares returned 1.14% at net asset value during the 12-month period ended August 31, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.03%. During the same period, the average return of the 231 mutual funds in Lipper's Alternative Credit Focus Funds category was -2.22%, and the average return of the 418 mutual funds in Morningstar's Non-Traditional Bond Funds category was -1.38%.

Q    Can you provide an overview of the Fund's approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on three-month Treasury bills, on an annualized basis, with volatility that is about the same as that of the broad fixed-income market. In pursuing this goal, we seek to have the Fund provide positive returns while trying to minimize the extent of any negative returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to go up or down. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while taking an unfavorable view of other asset classes by taking short positions.

     The other part of the portfolio utilizes uncorrelated, relative-value-based trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform

4 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

     Most importantly, we closely track the risks we have assumed in both portions of the portfolio. We operate within an overall "risk budget" for the portfolio based on our objective of largely avoiding negative 12-month returns.

Q Can you review the principal portfolio investment strategies you implemented during the 12-month period ended August 31, 2015? How did those strategies help or hinder the Fund's performance?

A On the relative value side of the portfolio, which seeks to realize gains regardless of market direction, one strategy we use is to seek to take advantage of the slope of the spread (yield) curve for individual corporate bond issuers. For instance, the long-term debt of companies with weaker balance sheets may react more strongly to changes in business conditions than the same companies' short term debt. Within this strategy, a curve trade in retailer Radio Shack added to the Fund's performance during the period, while a curve trade in gaming company Caesars Entertainment detracted. On the whole, the Fund's long/short curve trading strategies contributed positively to returns over the 12-month period.

     Another positive contributor to performance was based on our view that the sharp decline in oil prices during the period had affected the investment-grade debt of energy firms to a disproportionate extent. We took a portfolio position designed to benefit from an eventual narrowing of spreads for such credits versus the overall investment-grade bond universe, while shorting an index that represented the broader investment-grade universe in an attempt to eliminate market risk. This strategy worked out well for the Fund as spreads for investment-grade energy credits eventually began to normalize against other investment-grade bonds. Our utilization of credit index tranches, while shorting the overall market index, also benefited the Fund's performance during the period. This strategy allowed the Fund to efficiently accentuate its exposure to certain index constituents that are more susceptible to overall changes in business conditions.

     We have been cautious with respect to credit markets in general, and high-yield corporates in particular, given the spread tightening that has occurred. We did, however, successfully take positions in corporate bonds, including high-yield issues, on weakness at various points during the period. The Fund also benefited from long positions in both commercial

                        Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 5 mortgage-backed (CMBS) and residential mortgage-backed securities (MBS), as credit profiles of existing borrowers improved along with the domestic economic backdrop. As the period progressed, we reduced the portfolio's MBS exposure based on our view that the segment had become close to fairly valued.

     The Fund's currency strategies aided returns during the period as we positioned the portfolio from a macroeconomic perspective in order to benefit from the relative strengthening of the U.S. dollar. In particular, we went long the U.S. dollar in the portfolio, while shorting the euro, the Japanese yen, and the Swedish krona. In addition, we were long the U.S. dollar versus a number of currencies that were affected by fears of slowing economic growth in China; specifically, the Korean won, Taiwan dollar, Singapore dollar and Australian dollar.

     The Fund also benefited by taking positions in specific issuers where we believe the market's views, from a credit-default perspective, were excessively pessimistic. Specifically, we took long positions in relatively short-term obligations of such issuers, while attempting to hedge out the impact of the broader market's performance.

     Our management of the Fund's interest-rate exposures detracted modestly from returns during the period. The portfolio had a short-duration stance in the United States at various times as longer-term rates declined. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The short-duration position was based on our view that U.S. rates would rise as the Federal Reserve System (the Fed) solidified expectations for when it would begin to hike its benchmark rate. However, the market remained sanguine with respect to the rates outlook, and the yield curve flattened. We eventually removed the position from the portfolio, based on the significant level of market uncertainty about the U.S. economic trajectory and over the timing of any Fed action on interest rates in response to that uncertainty.

     On the directional side of the portfolio, we will take long or short positions in fixed-income markets and securities based on our performance outlook, while attempting to hedge out interest-rate risk. The Fund's directional trading became challenged as volatility spiked in the latter part of the period.

Q Could you discuss the use of derivative positions in the portfolio during the 12-month period ended August 31, 2015, and their effect on the Fund's performance?

A Virtually all of the portfolio's strategies are implemented via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by

6 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 selling Treasury futures or sometimes by buying "put" options. (A "put" option is a contractual agreement that gives the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.) Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A The portfolio is currently positioned neutrally with respect to U.S. interest rates. While we believe the Fed will be justified in raising rates given the relative strength of the U.S. economy, weaker conditions overseas and investment flows into the United States could keep expectations tempered with respect to longer-term Treasury yields.

     We believe the timing of the Fed's first rate hike is less important than the trajectory and ultimate endpoint of the increases over the next few years. That will depend on whether the U.S. economy displays sufficient strength to support a traditional rate-hiking cycle, as defined by the cycle's pace and end point. It appears to us that the market is currently somewhat more pessimistic about the U.S. economy than is the Fed.

     In general, asset valuations appear to be ahead of economic growth trends. At the same time, corporate balance sheets are in good shape. At present, we see relatively few directional investment opportunities in the fixed-income markets. CMBS continue to appear attractively valued on a relative basis, while spreads for corporate bonds have widened to a degree where we are now actively evaluating the asset class.

     The Fed's extraordinarily supportive policies have helped to underpin conditions in recent years. While the beginning of Fed policy tightening is anticipated to a large degree by the market, volatility and performance dispersion could still increase as the speculation about increased rates moves out of the realm of benign prospect and becomes a reality. Slowing economic growth in China and the impact of oil prices on different countries and sectors will also be closely monitored by investors.

     On balance, we expect an environment of heightened volatility across fixed-income markets that could very well provide opportunities for the portfolio's relative value strategies. In such an environment, we will be focused on identifying the opportunities that do emerge as market reactions overshoot developments on various macroeconomic fronts.

                        Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 7

     Note to Shareholders: Effective June 1, 2015, Pioneer Long/Short Global Bond Fund was renamed Pioneer Long/Short Bond Fund. In addition, the investment policy to allocate at least 40% of the Fund's assets in non-U.S. securities was eliminated. The Fund's investment objectives and overall strategy did not change.

     Please refer to the Schedule of Investments on pages 17-27 for a full listing of Fund securities.

     All investments are subject to risk, including the possible loss of principal.

     The Fund may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the Fund.

     The Fund may take short positions, which involves leverage of its assets and presents additional risks.

     The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

     The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

     Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

     Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

     Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

     Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

     The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

     The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

8 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

     The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

     The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

     The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

     These risks may increase share price volatility.

     There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

     Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 9

Portfolio Summary | 8/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 58.7%
Temporary Cash Investment                                                  21.1%
Collateralized Mortgage Obligations                                         9.3%
International Corporate Bonds                                               5.3%
Asset Backed Securities                                                     2.8%
U.S. Corporate Bonds                                                        2.1%
U.S. Preferred Stocks                                                       0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

1.  U.S. Treasury Bills, 0.0%, 9/10/15                                     8.81%
--------------------------------------------------------------------------------
2.  U.S. Treasury Bills, 0.0%, 11/5/15                                     6.52
--------------------------------------------------------------------------------
3.  U.S. Treasury Bills, 0.0%, 10/29/15                                    6.23
--------------------------------------------------------------------------------
4.  U.S. Treasury Bills, 0.0%, 9/3/15                                      6.15
--------------------------------------------------------------------------------
5.  U.S. Cash Management Bills, 0.0%, 9/15/15                              6.15
--------------------------------------------------------------------------------
6.  U.S. Treasury Note, Floating Rate Note, 1/31/17                        6.12
--------------------------------------------------------------------------------
7.  U.S. Treasury Note, Floating Rate Note, 4/30/17                        6.12
--------------------------------------------------------------------------------
8.  U.S. Treasury Note, Floating Rate Note, 7/31/16                        6.12
--------------------------------------------------------------------------------
9.  U.S. Treasury Note, Floating Rate Note, 10/31/16                       6.12
--------------------------------------------------------------------------------
10. U.S. Treasury Note, Floating Rate Note, 4/30/16                        6.12
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Due to the exclusion of derivatives, the list may not represent the Fund's market exposures. See the Schedule of Investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Prices and Distributions |8/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         8/31/15                     8/31/14
--------------------------------------------------------------------------------
           A                             $9.95                       $10.05
--------------------------------------------------------------------------------
           C                             $9.87                       $10.00
--------------------------------------------------------------------------------
           Y                             $9.97                       $10.07
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-8/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term          Long-Term
          Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A              $0.2127                $--                 $--
--------------------------------------------------------------------------------
           C              $0.1634                $--                 $--
--------------------------------------------------------------------------------
           Y              $0.2303                $--                 $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-Month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 11

Performance Update | 8/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                   Net         Public       BofA ML
                                   Asset       Offering     3-Month
                                   Value       Price        U.S. Treasury
Period                             (NAV)       (POP)        Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)                         0.99%       -1.76%       0.03%
1 Year                             1.14        -3.37        0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014, as revised June 1, 2015)
--------------------------------------------------------------------------------
                                   Gross       Net
--------------------------------------------------------------------------------
                                   2.83%       1.64%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Long/Short         BofA ML 3-month
                               Bond Fund                  US Treasury Bill Index
12/13                          $ 9,550                    $ 10,000
8/14                           $ 9,599                    $ 10,003
8/15                           $ 9,709                    $ 10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Long/Short Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                            BofA ML
                                                            3-Month
                                   If          If           U.S. Treasury
Period                             Held        Redeemed     Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)                         0.21%       0.21%        0.03%
1 Year                             0.34        0.34         0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014, as revised June 1, 2015)
--------------------------------------------------------------------------------
                                   Gross       Net
--------------------------------------------------------------------------------
                                   3.57%       2.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Long/Short         BofA ML 3-month
                               Bond Fund                  US Treasury Bill Index
12/13                          $ 10,000                   $ 10,000
8/14                           $ 10,000                   $ 10,003
8/15                           $ 10,034                   $ 10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 13

Performance Update | 8/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                               Net          BofA ML
                                               Asset        3-Month
                                               Value        U.S. Treasury
Period                                         (NAV)        Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)                                     1.21%        0.03%
1 Year                                         1.32         0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014, as revised June 1, 2015)
--------------------------------------------------------------------------------
                                   Gross       Net
--------------------------------------------------------------------------------
                                   2.57%       1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Long/Short         BofA ML 3-month
                               Bond Fund                  US Treasury Bill Index
12/13                          $ 5,000,000                $ 5,000,000
8/14                           $ 5,035,000                $ 5,001,378
8/15                           $ 5,101,671                $ 5,002,692

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Bond Fund

Based on actual returns from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/15            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $  990.99    $  986.92    $  991.00
on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    7.98    $   11.72    $    6.72
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.59%, 2.34%, and 1.34% for Class A, Class C and Class Y shares respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period).

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/15            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,017.19    $1,013.41    $1,018.45
on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.08    $   11.88    $    6.82
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.59%, 2.34%, and 1.34% for Class A, Class C and Class Y shares respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Schedule of Investments | 8/31/15

-------------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                                 Value
-------------------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 0.5%
                                 DIVERSIFIED FINANCIALS -- 0.5%
                                 Investment Banking & Brokerage -- 0.5%
        10,000          7.12     Morgan Stanley, Floating Rate Note (Perpetual)               $       277,600
                                                                                              ---------------
                                 Total Diversified Financials                                 $       277,600
-------------------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $284,103)                                              $       277,600
-------------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 2.9%
                                 BANKS -- 0.3%
                                 Thrifts & Mortgage Finance -- 0.3%
        40,013          1.50     First Franklin Mortgage Loan Trust 2003-FFC,
                                 Floating Rate Note, 11/25/32                                 $        38,299
        41,165                   Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)                       41,362
        26,895          3.20     Irwin Whole Loan Home Equity Trust 2003-C, Floating
                                 Rate Note, 6/25/28                                                    26,867
        44,920          5.47     New Century Home Equity Loan Trust, Floating Rate
                                 Note, 8/25/34                                                         45,518
                                                                                              ---------------
                                                                                              $       152,046
                                                                                              ---------------
                                 Total Banks                                                  $       152,046
-------------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 2.6%
                                 Other Diversified Financial Services -- 0.2%
        85,000                   TAL Advantage V LLC, 4.1%, 2/22/39                           $        85,552
-------------------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 2.4%
       630,000                   RMAT 2015-1 LLC, 5.0%, 7/27/20 (Step) (144A)                 $       618,975
       630,000                   VOLT XXXVII LLC, 4.375%, 7/25/45 (Step) (144A)                       618,715
                                                                                              ---------------
                                                                                              $     1,237,690
                                                                                              ---------------
                                 Total Diversified Financials                                 $     1,323,242
-------------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $1,480,461)                                            $     1,475,288
-------------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 9.4%
                                 BANKS -- 9.4%
                                 Thrifts & Mortgage Finance -- 9.4%
       300,000          1.16     Alternative Loan Trust 2005-J4, Floating Rate Note,
                                 7/25/35                                                      $       271,258
       185,000          2.72     BAMLL Commercial Mortgage Securities Trust
                                 2014-INLD, Floating Rate Note, 12/17/29 (144A)                       170,572
       100,000                   Bear Stearns Commercial Mortgage Securities Trust
                                 2006-PWR14, 5.273%, 12/11/38                                         100,754
       115,000          2.78     Carefree Portfolio Trust 2014-CARE, Floating Rate
                                 Note, 11/15/19 (144A)                                                112,257
       240,000          4.80     CFCRE 2015-RUM Mortgage Trust, Floating Rate
                                 Note, 7/15/30 (144A)                                                 240,081

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 17

-------------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        unaudited)                                                                  Value
-------------------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
       280,000          3.21     Citigroup Commercial Mortgage Trust 2014-GC23
                                 REMICS, Floating Rate Note, 7/12/47 (144A)                   $       202,629
       175,000          5.57     COBALT Commercial Mortgage Trust 2007-C2,
                                 Floating Rate Note, 4/15/47                                          175,483
       175,000                   COMM 2006-C8 Mortgage Trust, 5.377%, 12/10/46                        175,108
       490,000          5.80     COMM 2007-C9 Mortgage Trust, Floating Rate Note,
                                 12/10/49 (144A)                                                      463,852
       175,000          5.23     Credit Suisse First Boston Mortgage Securities Corp.,
                                 Floating Rate Note, 12/17/40                                         174,776
       380,000          4.89     CSMC Trust 2015-SAND, Floating Rate Note,
                                 8/15/30 (144A)                                                       380,006
       110,000          3.38     GAHR Commercial Mortgage Trust 2015-NRF,
                                 Floating Rate Note, 12/15/19 (144A)                                  103,013
       125,000          4.94     GS Mortgage Securities Corp II Series 2005-GG4,
                                 Floating Rate Note, 7/10/39                                          122,819
       200,000                   JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2006-CIBC16, 5.623%, 5/12/45                                   201,789
       725,000          5.35     LB-UBS Commercial Mortgage Trust 2005-C7,
                                 Floating Rate Note, 11/15/40 (144A)                                  739,720
       150,000          5.28     LB-UBS Commercial Mortgage Trust 2006-C1,
                                 Floating Rate Note, 2/15/41                                          150,779
        55,000          5.48     ML-CFC Commercial Mortgage Trust 2006-3,
                                 Floating Rate Note, 7/12/46                                           55,517
       320,000          4.80     PFP 2015-2, Ltd., Floating Rate Note, 7/14/34
                                 (144A)                                                               320,018
       250,000          5.56     Wachovia Bank Commercial Mortgage Trust Series
                                 2005-C22, Floating Rate Note, 12/15/44                               250,310
       100,000          5.95     Wachovia Bank Commercial Mortgage Trust Series
                                 2007-C34, Floating Rate Note, 5/15/46                                103,486
       195,000                   Wells Fargo Commercial Mortgage Trust 2010-C1,
                                 4.0%, 11/18/43 (144A)                                                178,417
       200,000          3.70     Wells Fargo Commercial Mortgage Trust 2014-TISH,
                                 Floating Rate Note, 1/15/27 (144A)                                   196,881
                                                                                              ---------------
                                                                                              $     4,889,525
                                                                                              ---------------
                                 Total Banks                                                  $     4,889,525
-------------------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $4,874,370)                                            $     4,889,525
-------------------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 7.6%
                                 ENERGY -- 3.1%
                                 Integrated Oil & Gas -- 2.4%
     1,251,000                   Petrobras Global Finance BV, 3.875%, 1/27/16                 $     1,250,336
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 0.7%
       390,000                   Chesapeake Energy Corp., 3.25%, 3/15/16                      $       383,175
                                                                                              ---------------
                                 Total Energy                                                 $     1,633,511
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                                 Value
-------------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.9%
                                 Aerospace & Defense -- 0.9%
       505,000                   Bombardier, Inc., 7.5%, 3/15/18 (144A)                       $       472,175
                                                                                              ---------------
                                 Total Capital Goods                                          $       472,175
-------------------------------------------------------------------------------------------------------------
                                 BANKS -- 2.0%
                                 Diversified Banks -- 2.0%
       250,000          6.50     Bank of America Corp., Floating Rate Note,
                                 10/23/49                                                     $       257,500
       250,000          5.90     Citigroup, Inc., Floating Rate Note (Perpetual)                      245,625
       250,000          6.62     Credit Agricole SA, Floating Rate Note (Perpetual)
                                 (144A)                                                               245,138
       300,000          6.50     ING Groep NV, Floating Rate Note (Perpetual)                         287,812
                                                                                              ---------------
                                                                                              $     1,036,075
                                                                                              ---------------
                                 Total Banks                                                  $     1,036,075
-------------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.1%
                                 Other Diversified Financial Services -- 0.1%
INR  3,700,000                   European Bank for Reconstruction & Development,
                                 6.0%, 3/3/16                                                 $        55,414
                                                                                              ---------------
                                 Total Diversified Financials                                 $        55,414
-------------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 1.5%
                                 Reinsurance -- 1.5%
       250,000          6.86     Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                                 Bond) (144A)                                                 $       256,100
       250,000          4.52     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                 (Cat Bond) (144A)                                                    244,825
       250,000          4.51     Residential Reinsurance 2012, Ltd., Floating Rate
                                 Note, 12/6/16 (Cat Bond) (144A)                                      252,175
                                                                                              ---------------
                                                                                              $       753,100
                                                                                              ---------------
                                 Total Insurance                                              $       753,100
-------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $4,032,810)                                            $     3,950,275
-------------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 59.5%
     2,550,000                   U.S. Cash Management Bills, 0.0%, 9/15/15 (c)                $     2,549,924
     2,580,000                   U.S. Treasury Bills, 0.0%, 10/29/15 (c)                            2,579,972
     2,700,000                   U.S. Treasury Bills, 0.0%, 11/5/15 (c)                             2,700,054
     3,650,000                   U.S. Treasury Bills, 0.0%, 9/10/15 (c)                             3,649,996
     1,570,000                   U.S. Treasury Bills, 0.0%, 9/17/15 (c)                             1,570,002
        30,000                   U.S. Treasury Bills, 0.0%, 9/24/15 (c)                                30,000
     2,550,000                   U.S. Treasury Bills, 0.0%, 9/3/15 (c)                              2,550,000
     2,535,000          0.10     U.S. Treasury Note, Floating Rate Note, 1/31/16 (d)                2,535,428
     2,535,000          0.13     U.S. Treasury Note, Floating Rate Note, 1/31/17                    2,537,013
     2,535,000          0.10     U.S. Treasury Note, Floating Rate Note, 10/31/16 (d)               2,536,199

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 19

-------------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                                 Value
-------------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- (continued)
     2,535,000          0.12     U.S. Treasury Note, Floating Rate Note, 4/30/16 (d)          $     2,535,897
     2,535,000          0.12     U.S. Treasury Note, Floating Rate Note, 4/30/17 (d)                2,536,502
     2,535,000          0.12     U.S. Treasury Note, Floating Rate Note, 7/31/16                    2,536,262
-------------------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                 (Cost $30,841,793)                                           $    30,847,249
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Number of                                                                   Expiration
Contracts         Description    Counterparty         Strike Price          Date
-------------------------------------------------------------------------------------------------------------
                                 PUT OPTIONS PURCHASED -- 1.2%
            96    S&P500 EMINI   Citibank NA          $1,670                12/18/15          $       131,520
            96    S&P500 EMINI   Citibank NA          $1,985                12/18/15                  484,800
                                                                                              ---------------
                                                                                              $       616,320
-------------------------------------------------------------------------------------------------------------
                                 TOTAL OPTIONS PURCHASED
                                 (Premiums paid $295,713)                                     $       616,320
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENTS -- 21.4%
                                 Commercial Papers -- 9.8%
     2,550,000                   BNP Paribas, Discount Note, 9/1/15                           $     2,549,993
     2,550,000                   Societe Generale North America, Inc., Discount
                                 Note, 9/1/15                                                       2,550,001
                                                                                              ---------------
                                                                                              $     5,099,994
-------------------------------------------------------------------------------------------------------------
                                 Repurchase Agreement -- 11.6%
     6,000,000                   $6,000,000 RBC Capital Markets LLC, 0.13%,
                                 dated 8/31/15 plus accrued interest on 9/1/15
                                 collateralized by the following:
                                 $3,131,884 Government National Mortgage
                                 Association II, 3.0% - 4.0%, 11/20/43 - 8/20/45
                                 $8,049 Freddie Mac Giant, 4.0%, 6/1/42 - 7/1/45
                                 $616,483 Federal Home Loan Mortgage Corp.,
                                 2.229% - 3.673%, 9/1/40 - 5/1/45
                                 $421,960 Federal National Mortgage Association
                                 (ARM), 2.513% - 4.866%, 9/1/33 - 6/1/45
                                 $1,941,624 Federal National Mortgage Association,
                                 2.5% - 4.0%, 2/1/26 - 8/1/45                                 $     6,000,000
-------------------------------------------------------------------------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $11,100,000)                                           $    11,099,994
-------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 102.5%
                                 (Cost $52,909,250) (a)                                       $    53,156,251
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------------------
Number of                                                                   Expiration
Contracts         Description    Counterparty         Strike Price          Date              Value
-------------------------------------------------------------------------------------------------------------
                                 PUT OPTIONS WRITTEN -- (1.0)%
          (96)    S&P500 EMINI   Citibank NA          $1,775                12/18/15          $      (203,040)
          (96)    S&P500 EMINI   Citibank NA          $1,880                12/18/15                 (312,000)
                                                                                              ---------------
                                 TOTAL PUT OPTIONS WRITTEN
                                 (Premiums received $237,087)                                 $      (515,040)
-------------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- (1.5)%                         $      (760,091)
-------------------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                                   $    51,881,120
=============================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2015, the value of these securities amounted to $5,856,911 or 11.3% of total net assets.

(Cat Bond)  Catastrophe or Event Linked Bond. At August 31, 2015, the value of these securities amounted to $753,100, or 1.5% of total net assets. See Notes to Financial Statements -- Note 1I.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

(a) At August 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $52,914,895 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                     $       352,377
            Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                            (111,021)
                                                                                              ---------------
            Net unrealized appreciation                                                       $       241,356
                                                                                              ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) A portion of this security has been pledged as collateral for swaps contracts.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            INR       Indian Rupee

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2015 were as follows:

            -------------------------------------------------------------------------------------------------
                                                                    Purchases                 Sales
            -------------------------------------------------------------------------------------------------
            Long-Term U.S. Government                               $10,492,375               $    100,008
            Other Long-Term Securities                              $24,309,320               $ 28,553,504

      The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 21

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                                       Premiums      Unrealized
Notional                               Obligation                        Expiration    Paid          Appreciation
Principal ($)      Counterparty        Entity/Index            Coupon    Date          (Received)    (Depreciation)
-------------------------------------------------------------------------------------------------------------------
    (2,915,000)    Chicago             Markit CDX North        1.00%     6/20/20       $ (28,400)    $(24,120)
                   Mercantile          America Investment
                   Exchange            Grade Index
    (1,483,500)    Chicago             Markit CDX North        5.00%     12/20/16        (88,419)      11,376
                   Mercantile          America High
                   Exchange            Yield Index
    (3,925,350)    Chicago             Markit CDX North        5.00%     6/20/20        (191,691)     (22,899)
                   Mercantile          America High
                   Exchange            Yield Index
EUR (1,375,000)    Intercontinental    Markit iTraxx Europe    5.00%     6/20/19        (200,148)      20,439
                   Exchange            Consumer Index
                                                                                       $(508,658)    $(15,204)
===================================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                                       Premiums      Unrealized
Notional                               Obligation                        Expiration    Paid          Appreciation
Principal ($)      Counterparty        Entity/Index            Coupon    Date          (Received)    (Depreciation)
-------------------------------------------------------------------------------------------------------------------
      (187,500)    Barclays            Morgan Stanley          1.00%        9/20/20    $  (1,573)    $    397
                   Bank Plc
      (734,400)    Citibank NA         Markit CDX North        5.00%       12/20/18     (145,411)      30,101
                                       America High
                                       Yield Index
      (525,000)    Goldman Sachs       Domtar Corp.            1.00%        9/20/20       13,146        1,437
                   International
      (335,200)    Goldman Sachs       MBIA, Inc.              5.00%        9/20/20       93,018        1,720
                   International
EUR (1,450,000)    Goldman Sachs       Norske                  5.00%        9/20/17      779,624         (957)
                   International       Skogindustrier ASA
      (187,500)    JPMorgan            Bank of America         1.00%        9/20/20       (2,792)         759
                   Chase Bank NA       Corp.
      (550,000)    JPMorgan            Best Buy Co., Inc.      5.00%        9/20/20      (69,352)     (15,398)
                   Chase Bank NA
      (187,500)    JPMorgan            Citigroup, Inc.         1.00%        9/20/20       (1,853)         720
                   Chase Bank NA
EUR   (210,000)    JPMorgan            Credit Agricole SA      1.00%        9/20/20       (2,752)        (318)
                   Chase Bank NA
EUR   (225,000)    JPMorgan            ING Bank NV             1.00%        9/20/20       (3,728)        (605)
                   Chase Bank NA
-------------------------------------------------------------------------------------------------------------------
                                                                                       $ 658,327     $ 17,856
===================================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Net
                                                                                                     Premiums      Unrealized
Notional                               Obligation                        Credit        Expiration    Paid          Appreciation
Principal ($)(1)   Counterparty        Entity/Index            Coupon    Rating(2)     Date          (Received)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
EUR   825,000      Barclays Bank       Abengoa SA              5.00%     B+              12/20/16    $  (67,830)   $ (215,046)
                   Plc
      150,000      Barclays Bank       Ally Financial, Inc.    5.00%     BB+              9/20/20        23,155           785
                   Plc
      600,000      Barclays Bank       Apache Corp.            1.00%     BBB+             9/20/20       (16,959)        1,475
                   Plc
      450,000      Barclays Bank       Apache Corp.            1.00%     BBB+             9/20/20        (9,989)       (1,624)
                   Plc
      800,000      Barclays Bank       Devon Energy            1.00%     BBB+             9/20/20       (31,376)       13,009
                   Plc                 Corp.
      520,000      Barclays Bank       Frontier                5.00%     BB-              9/20/20        (5,248)       (1,351)
                   Plc                 Communications
                                       Corp.
      540,000      Barclays Bank       Mcclatchy Co.           5.00%     CCC              6/20/16            --         3,733
                   Plc
EUR   250,000      Barclays Bank       Norske                  5.00%     CCC-            12/20/15       (52,243)       34,398
                   Plc                 Skogindustrier ASA
      485,000      Barclays Bank       Toys R Us, Inc.         5.00%     CCC              3/20/16        (2,425)      (11,590)
                   Plc
      500,000      Citibank NA         Energy Transfer         1.00%     BBB-             9/20/20       (13,628)       (3,858)
                                       Partners LP
      550,000      Citibank NA         Energy Transfer         1.00%     BBB-             9/20/20       (17,509)       (1,725)
                                       Partners LP
      550,000      Citibank NA         Kinder Morgan,          1.00%     BBB-             9/20/20       (20,497)       (8,070)
                                       Inc.
      645,000      Citibank NA         Markit CDX              5.00%     BBB+            12/20/17       (31,605)      (26,415)
                                       North America
                                       Investment
                                       Grade Index
EUR 1,250,000      Citibank NA         Markit iTraxx           1.00%     A-               6/20/19      (108,271)       64,448
                                       Europe Index
      250,000      Citibank NA         Parker Drilling Co.     5.00%     B+               9/20/20       (16,875)       (9,070)
      300,000      Citibank NA         Parker Drilling Co.     5.00%     B+               9/20/20       (30,000)       (1,134)
    1,080,000      Goldman Sachs       AK Steel Corp.          5.00%     B-              12/20/16       (27,000)           67
                   International
      525,000      Goldman Sachs       Ally Financial, Inc.    5.00%     BB+              9/20/20        80,424         3,364
                   International
      300,000      Goldman Sachs       Claire's Stores         5.00%     CC              12/20/15       (12,000)       (2,012)
                   International       Inc.
      525,000      Goldman Sachs       iHeart                  5.00%     CCC-            12/20/15       (14,437)       13,052
                   International       Communications
      825,000      Goldman Sachs       iHeart                  5.00%     CCC-            12/20/16       (45,375)      (64,923)
                   International       Communications

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 23

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Net
                                                                                                     Premiums      Unrealized
Notional                               Obligation                        Credit        Expiration    Paid          Appreciation
Principal ($)(1)   Counterparty        Entity/Index            Coupon    Rating(2)     Date          (Received)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
      525,000      Goldman Sachs       Frontier                5.00%     BB-              9/20/20    $   (9,104)   $    2,441
                   International       Communications
                   Corp.
      335,200      Goldman Sachs       MBIA, Inc.              5.00%     A-              12/20/16       (38,548)       (4,676)
                   International
EUR   225,000      Goldman Sachs       Norske                  5.00%     CCC-             3/20/16        (4,933)      (36,650)
                   International       Skogindustrier ASA
EUR 1,450,000      Goldman Sachs       Norske                  5.00%     CCC-             9/20/20    (1,153,194)         (349)
                   International       Skogindustrier ASA
      140,000      Goldman Sachs       Peabody Energy          5.00%     B-               3/20/16       (10,500)       (5,994)
                   International       Corp.
      525,000      Goldman Sachs       Sears Roebuck           5.00%     B               12/20/15       (21,000)       25,076
                   International       Acceptance Corp.
      300,000      Goldman Sachs       Toys R Us, Inc.         5.00%     CCC             12/20/15       (10,500)        8,575
                   International
EUR   400,000      JPMorgan            Abengoa SA              5.00%     B+              12/20/15       (31,981)        4,624
                   Chase Bank
                   NA
      500,000      JPMorgan            Diamond                 1.00%     NR               9/20/20       (48,109)      (10,647)
                   Chase Bank          Offshore Drill
                   NA
      550,000      JPMorgan            Diamond                 1.00%     BBB+             9/20/20       (71,284)        6,653
                   Chase Bank          Offshore Drilling,
                   NA                  Inc.
      500,000      JPMorgan            Kinder Morgan,          1.00%     BBB-             9/20/20       (21,839)       (4,131)
                   Chase Bank          Inc.
                   NA
      500,000      JPMorgan            Nabors                  1.00%     BBB              9/20/20       (36,630)      (14,106)
                   Chase Bank          Industries, Inc.
                   NA
      550,000      JPMorgan            Nabors                  1.00%     BBB              9/20/20       (49,890)       (5,919)
                   Chase Bank          Industries, Inc.
                   NA
      500,000      JPMorgan            Noble Holding           1.00%     BBB              9/20/20       (54,147)      (25,801)
                   Chase Bank          International, Ltd.
                   NA
EUR   250,000      JPMorgan            Norske                  5.00%     CCC-            12/20/15       (50,506)       32,661
                   Chase Bank          Skogindustrier ASA
                   NA
      500,000      JPMorgan            Weatherford             1.00%     BBB-             9/20/20       (36,630)      (39,143)
                   Chase Bank          International, Ltd.
                   NA

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Net
                                                                                                     Premiums      Unrealized
Notional                               Obligation                        Credit        Expiration    Paid          Appreciation
Principal ($)(1)   Counterparty        Entity/Index            Coupon    Rating(2)     Date          (Received)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
      550,000      JPMorgan            Weatherford             1.00%     BBB-             9/20/20    $   (68,188)   $ (15,162)
                   Chase Bank          International, Ltd.
                   NA
      525,000      Morgan              JC Penney               5.00%     CCC-            12/20/16        (15,750)      38,136
                   Stanley Capital     Corp., Inc.
                   Services LLC
      400,000      Morgan              Markit CDX              5.00%     BBB+            12/20/17        (14,500)     (21,482)
                   Stanley Capital     North America
                   Services LLC        Investment
                                       Grade Index
      250,000      Morgan              MBIA, Inc.              5.00%     A-              12/20/15         (3,125)       2,432
                   Stanley Capital
                   Services LLC
      250,000      Morgan              MBIA, Inc.              5.00%     A-              12/20/15        (13,750)      13,057
                   Stanley Capital
                   Services LLC
      820,000      Morgan              Sears Roebuck           5.00%     B               12/20/16        (22,550)       3,699
                   Stanley Capital     Acceptance Corp.
                   Services LLC
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     $(2,206,346)  $(259,193)
=================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NR   Not rated by either S&P.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:
       EUR          Euro

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 25

INTEREST RATE SWAP AGREEMENTS

---------------------------------------------------------------------------------------------------------------------------------
                                                                         Annual                      Premiums      Net
Notional                               Pay /               Floating      Fixed         Expiration    Paid          Unrealized
Principal ($)      Counterparty        Receive             Rate          Rate          Date          (Received)    Depreciation
---------------------------------------------------------------------------------------------------------------------------------
    (442,126)      J.P. Morgan         Receive             LIBOR USD     1.810%          8/7/19      $2            $   (7,194)
                   Chase Bank                              3 Month
                   NA
    (850,473)      J.P. Morgan         Receive             LIBOR USD     2.200%          5/6/25       7                (3,578)
                   Chase Bank                              3 Month
                   NA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     $9            $  (10,772)
=================================================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2015, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                           Level 1     Level 2           Level 3     Total
--------------------------------------------------------------------------------
Preferred Stocks           $ 277,600   $        --       $      --   $   277,600
Asset Backed Securities           --     1,475,288              --     1,475,288
Collateralized Mortgage
   Obligations                    --     4,889,525              --     4,889,525
Corporate Bonds                   --     3,950,275              --     3,950,275
U.S. Government and
   Agency Obligations             --    30,847,249              --    30,847,249
Put Options Purchased        616,320            --              --       616,320
Commercial Papers                        5,099,994              --     5,099,994
Repurchase Agreement              --     6,000,000              --     6,000,000
--------------------------------------------------------------------------------
Total                      $ 893,920   $52,262,331       $      --   $53,156,251
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

--------------------------------------------------------------------------------
                                 Level 1      Level 2      Level 3   Total
--------------------------------------------------------------------------------
Other Financial Instruments
Unrealized Depreciation on
   Credit Default Swaps          $       --   $ (256,541)  $     --  $ (256,541)
Unrealized Depreciation on
   Interest Rate Swaps                   --      (10,772)        --     (10,772)
Written Options                    (515,040)          --         --    (515,040)
Unrealized Depreciation on
   Futures Contracts                   (547)          --         --        (547)
Unrealized Appreciation on
   Forward Foreign
   Currency Contracts                    --       72,079         --      72,079
Unrealized Depreciation on
   Forward Foreign
   Currency Contracts                    --      (63,816)        --     (63,816)
--------------------------------------------------------------------------------
Total Other
   Financial Instruments         $ (515,587)  $ (259,050)  $     --  $ (774,637)
================================================================================

During the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets as of August 31, 2015:

--------------------------------------------------------------------------------
                                     Level 1     Level 2     Level 3    Total
--------------------------------------------------------------------------------
Assets:
Foreign currencies, at value         $     --    $ 35,341    $    --    $ 35,341
Centrally cleared swap collateral          --     517,984         --     517,984
Variation margin for futures
   contracts                              152          --         --         152
Variation margin for centrally
   cleared swap contracts                  --       8,560         --       8,560
--------------------------------------------------------------------------------
Total                                $    152    $561,885    $    --    $562,037
================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 27

Statement of Assets and Liabilities | 8/31/15

ASSETS:
  Investment in securities (cost $46,909,250)                            $47,156,251
  Repurchase agreements (cost $6,000,000)                                  6,000,000
-------------------------------------------------------------------------------------
  Total investment in securities (cost $52,909,250)                       53,156,251
  Cash                                                                     2,617,561
  Foreign currencies, at value (cost $35,212)                                 35,341
  Centrally cleared swap collateral                                          517,984
  Receivables --
     Investment securities sold                                              194,293
     Swap payments                                                           687,283
     Interest                                                                 76,781
     Due from Pioneer Investment Management, Inc.                             50,214
     Variation margin for futures contracts                                      152
     Variation margin for centrally cleared swap contracts                     8,560
  Net unrealized appreciation on forward foreign currency contracts           72,079
  Other assets                                                                61,628
-------------------------------------------------------------------------------------
        Total assets                                                     $57,478,127
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 2,549,928
     Fund shares repurchased                                                  10,134
     Trustee fees                                                              1,191
  Net unrealized depreciation on forward foreign currency contracts           63,816
  Net unrealized depreciation on swap contracts                              267,313
  Net unrealized depreciation on futures contracts                               547
  Swap contracts, net premiums received                                    2,056,668
  Written options (premiums received $237,087)                               515,040
  Due to affiliates                                                           50,450
  Accrued expenses                                                            81,920
-------------------------------------------------------------------------------------
        Total liabilities                                                $ 5,597,007
=====================================================================================
NET ASSETS:
  Paid-in capital                                                        $52,397,551
  Undistributed of net investment income                                     677,498
  Accumulated net realized loss on investments, futures contracts,
     written options, swap contracts, and foreign currency transactions     (907,056)
  Net unrealized appreciation on investments                                 247,001
  Net unrealized depreciation on futures contracts                              (547)
  Net unrealized depreciation on written options                            (277,953)
  Net unrealized depreciation on swap contracts                             (267,313)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           11,939
-------------------------------------------------------------------------------------
        Total net assets                                                 $51,881,120
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $13,075,779/1,314,809 shares)                        $      9.95
  Class C (based on $9,605,675/973,712 shares)                           $      9.87
  Class Y (based on $29,199,666/2,930,222 shares)                        $      9.97
MAXIMUM OFFERING PRICE:
  Class A ($9.95 / 95.5%)                                                $     10.42
=====================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Statement of Operations

For the Year Ended 8/31/15

INVESTMENT INCOME:
  Dividends                                                     $    122,876
  Interest                                                           384,583
------------------------------------------------------------------------------------------
         Total investment income                                               $  507,459
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $    330,714
  Distribution fees
     Class A                                                          25,401
     Class C                                                          88,312
  Transfer Agent fees
     Class A                                                             823
     Class C                                                             415
     Class Y                                                             320
  Shareholder communications expense                                   2,626
  Administrative reimbursement                                        25,615
  Custodian fees                                                      51,464
  Registration fees                                                   59,242
  Professional fees                                                   92,621
  Printing fees                                                       40,270
  Pricing fees                                                        19,308
  Fees and expenses of nonaffiliated Trustees                          6,614
  Miscellaneous                                                       16,642
------------------------------------------------------------------------------------------
     Total expenses                                                            $  760,387
------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                     (237,219)
------------------------------------------------------------------------------------------
     Net expenses                                                              $  523,168
------------------------------------------------------------------------------------------
         Net investment loss                                                   $  (15,709)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                $ (1,490,510)
     Futures contracts                                              (322,703)
     Written options                                                 173,103
     Swap contracts                                                  232,074
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies             2,110,907   $  702,871
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                $    188,323
     Futures contracts                                                52,017
     Written options                                                (315,996)
     Swap contracts                                                 (236,186)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies              (504,620)  $ (816,462)
------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, futures contracts, written options, swap contracts, and foreign
     currency transactions                                                     $ (113,591)
------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $ (129,300)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 29

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                     Year Ended    12/30/13 (a)
                                                                     8/31/15       to 8/31/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $   (15,709)  $     (74,108)
Net realized gain (loss) on investments, futures contracts, written
  options, swap contracts, and foreign currency transactions             702,871        (351,336)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap
  contracts, and foreign currency transactions                          (816,462)        529,589
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                             $  (129,300)  $     104,145
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.00 per share, respectively)              $  (183,685)  $          --
      Class C ($0.16 and $0.00 per share, respectively)                 (139,321)             --
      Class Y ($0.23 and $0.00 per share, respectively)                 (194,215)             --
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                          $  (517,221)  $          --
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)(c)
Net proceeds from sale of shares                                     $28,019,541   $  25,393,752
Reinvestment of distributions                                            517,221              --
Cost of shares repurchased                                            (1,507,006)            (12)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                     $27,029,756   $  25,393,740
-------------------------------------------------------------------------------------------------
      Net increase in net assets                                     $26,383,235   $  25,497,885
NET ASSETS:
Beginning of year                                                    $25,497,885   $          --
-------------------------------------------------------------------------------------------------
End of year                                                          $51,881,120   $  25,497,885
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess) of net investment income     $   677,498   $     (15,210)
-------------------------------------------------------------------------------------------------

(a)  Class A, Class C and Class Y shares commenced operations on December 30,
     2013.

(b) At August 31, 2015, PIM owned 48.9% of the value of the outstanding shares of Pioneer Long/Short Bond Fund.

(c) At August 31, 2015, Pioneer Asset Allocation Trust owned 35.0% of the value of outstanding shares of Pioneer Long/Short Bond Fund.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------
                                Year          Year            Year        Year
                                Ended         Ended           Ended       Ended
                                8/31/15       8/31/15         8/31/14     8/31/14
                                Shares        Amount          Shares      Amount
-------------------------------------------------------------------------------------
Class A*
Shares sold                       572,122     $ 5,771,154     855,960     $8,559,806
Reinvestment of distributions      18,675         183,683          --             --
Less shares repurchased          (131,947)     (1,316,466)         (1)           (12)
-------------------------------------------------------------------------------------
   Net increase                   458,850     $ 4,638,371     855,959     $8,559,794
=====================================================================================
Class C*
Shares sold                       131,285     $ 1,318,030     839,743     $8,397,613
Reinvestment of distributions      14,202         139,323          --             --
Less shares repurchased           (11,518)       (113,947)         --             --
-------------------------------------------------------------------------------------
   Net increase                   133,969     $ 1,343,406     839,743     $8,397,613
=====================================================================================
Class Y*
Shares sold                     2,074,561     $20,930,357     843,613     $8,436,333
Reinvestment of distributions      19,737         194,215          --             --
Less shares repurchased            (7,689)        (76,593)         --             --
-------------------------------------------------------------------------------------
   Net increase                 2,086,609     $21,047,979     843,613     $8,436,333
=====================================================================================

*    Class A, Class C and Class Y shares commenced operations on December 30,
     2013.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 31

Financial Highlights

----------------------------------------------------------------------------------------
                                                             Year Ended    12/30/13
                                                             8/31/15       to 8/31/14
----------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 10.05       $   10.00
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.08       $   (0.02)
  Net realized and unrealized gain (loss) on investments        0.03            0.07
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.11       $    0.05
----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.21)      $      --
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.10)      $    0.05
----------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.95       $   10.05
========================================================================================
Total return*                                                   1.14%           0.50%***
Ratio of net expenses to average net assets                     1.55%           1.55%**
Ratio of net investment income (loss) to average net assets     0.12%          (0.27)%**
Portfolio turnover rate                                          176%             65%**
Net assets, end of period (in thousands)                     $13,076       $   8,604
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          2.31%           2.74%**
  Net investment income (loss) to average net assets           (0.64)%         (1.46)%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

----------------------------------------------------------------------------------------
                                                             Year Ended    12/30/13
                                                             8/31/15       to 8/31/14
----------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 10.00       $   10.00
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $ (0.02)      $   (0.07)
  Net realized and unrealized gain (loss) on investments        0.05            0.07
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.03       $      --
----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.16)      $      --
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.13)      $      --
----------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.87       $   10.00
========================================================================================
Total return*                                                   0.34%           0.00%***
Ratio of net expenses to average net assets                     2.30%           2.30%**
Ratio of net investment income (loss) to average net assets    (0.51)%         (1.03)%**
Portfolio turnover rate                                          176%             65%**
Net assets, end of period (in thousands)                     $ 9,606       $   8,399
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          3.06%           3.48%**
  Net investment income (loss) to average net assets           (1.27)%         (2.21)%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 33

----------------------------------------------------------------------------------------
                                                             Year Ended    12/30/13
                                                             8/31/15       to 8/31/14
----------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 10.07       $   10.00
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.15       $   (0.00)(a)
  Net realized and unrealized gain (loss) on investments       (0.02)           0.07
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.13       $    0.07
----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.23)      $      --
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.10)      $    0.07
----------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.97       $   10.07
========================================================================================
Total return*                                                   1.32%           0.70%***
Ratio of net expenses to average net assets                     1.30%           1.30%**
Ratio of net investment income (loss) to average net assets     0.14%          (0.02)%**
Portfolio turnover rate                                          176%             65%**
Net assets, end of period (in thousands)                     $29,200       $   8,494
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          2.04%           2.48%**
  Net investment income (loss) to average net assets           (0.60)%         (1.20)%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Notes to Financial Statements | 8/31/15

1. Organization and Significant Accounting Policies

Pioneer Long/Short Bond Fund, (formerly, Pioneer Long/Short Global Bond Fund) (the Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 30, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 35

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

36 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At August 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 37

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended August 31, 2015 was $(7,109,548).

     At August 31, 2015, open futures contracts were as follows:

     ---------------------------------------------------------------------------
                         Number of
                         Contracts       Settlement                 Unrealized
     Type                Long/(Short)    Month/Year    Value        Depreciation
     ---------------------------------------------------------------------------
     U.S. 5 Year Note    (1)             9/15          $(119,812)   $(547)
     ---------------------------------------------------------------------------
           Total                                       $(119,812)   $(547)
     ===========================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in

38 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At August 31, 2015, the Fund reclassified $1,225,638 to increase undistributed net investment income and $1,225,638 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2015, the Fund was permitted to carry forward indefinitely $134,106 of long-term losses and $730,842 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the fiscal years ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $517,221
     ---------------------------------------------------------------------------
          Total                                                         $517,221
     ===========================================================================

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 39

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $ 797,526
     Capital loss carryforward                                         (864,948)
     Unrealized depreciation                                           (449,009)
     ---------------------------------------------------------------------------
          Total                                                       $(516,431)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forwards, swaps, options and future contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $56 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2015.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issues and their

40 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 ability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

J.   Credit Default Swaption Writing

     The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 41 recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption. The Fund did not hold any written swaption contracts at August 31, 2015.

     The average value of written swaption contracts open during the year ended August 31, 2015 was $110.

     Transactions in written swaptions for the year ended August 31, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                                                      Premiums
                                                        Number of     Received/
                                                        Contracts     Paid
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period         (2,500,000)   $ (38,750)
     Options opened                                     (5,270,000)     (26,087)
     Options exercised                                          --           --
     Options closed                                             --           --
     Options expired                                     7,770,000       64,837
     ---------------------------------------------------------------------------
     Options outstanding at end of period                       --   $       --
     ===========================================================================

K.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining

42 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the year ended August 31, 2015 was $(90,744). Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held two written put option contracts that were open at August 31, 2015. If the put options were exercised at August 31, 2015, the maximum amount the Fund would have been required to pay was $237,087.

     ---------------------------------------------------------------------------
                                                        Number of     Premiums
                                                        Contracts     Received
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period               --      $      --
     Options opened                                         (972)      (439,086)
     Options exercised                                        --             --
     Options closed                                          364        140,931
     Options expired                                         416         61,068
     ---------------------------------------------------------------------------
     Options outstanding at end of period                   (192)     $(237,087)
     ===========================================================================

L.   Options Purchased

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 43

     The average value of purchased options contracts open during the year ended August 31, 2015 was $108,524. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

M.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

44 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended August 31, 2015 was $(896,510).

N.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of interest swap contracts open during the year ended August 31, 2015 was $(67,614).

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 45

O.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.05% of the average daily net assets of the Fund up to $1 billion and 0.95% of the Fund's average daily net assets over $1 billion of the Fund. For the year ended August 31, 2015, the effective management fee was equivalent to 1.05% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.55%, 2.30% and 1.30% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2016. Fees waived and expenses reimbursed during the year ended August 31, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $49,576 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2015, such out-of-pocket expenses by class of shares were as follows:

46 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $1,555
Class C                                                                      662
Class Y                                                                      409
--------------------------------------------------------------------------------
    Total                                                                 $2,626
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $(532) in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at August 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,406 in distribution fees payable to PFD at August 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended August 31, 2015, there were no CDSCs paid to PFD.

5. Forward Foreign Currency Contracts

At August 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended August 31, 2015 was $(10,526,132).

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 47

Open forward foreign currency contracts at August 31, 2015 were as follows:

-------------------------------------------------------------------------------------------
                                                                               Net
Currency   Quantity    Currency    Quantity                       Settlement   Unrealized
Purchased  Purchased   Sold        Sold          Counterparty     Date         Appreciation
-------------------------------------------------------------------------------------------
                                                 Brown Brothers
EURO         689,280   USD             772,214   Harriman & Co.   9/16/15      $ 2,139
EURO         219,712   USD             239,785   Citibank NA      9/16/15        7,044
USD          354,680   EURO            311,042   Citibank NA      10/19/15       5,062
USD          328,048   HUF          91,138,228   Citibank NA      11/25/15       1,802
USD          353,582   KRW         411,760,920   Citibank NA      10/26/15       5,870
USD          402,600   SGD             551,162   Citibank NA      10/26/15      12,590
USD          139,147   ZAR           1,828,142   Citibank NA      11/25/15       3,306
                                                 JPMorgan
MXN        2,697,746   USD             158,665   Chase Bank NA    11/25/15       1,760
                                                 JPMorgan
RUB        9,699,338   USD             149,994   Chase Bank NA    10/26/15       1,131
                                                 JPMorgan
USD          162,584   AUD             222,216   Chase Bank NA    11/25/15       5,002
                                                 JPMorgan
USD          238,612   CAD             312,122   Chase Bank NA    11/24/15       1,712
                                                 JPMorgan
USD          330,836   CHF             314,711   Chase Bank NA    11/25/15       4,078
                                                 JPMorgan
USD          422,359   EURO            370,794   Chase Bank NA    11/25/15       5,310
                                                 JPMorgan
USD          137,958   KRW         160,175,000   Chase Bank NA    10/26/15       2,697
                                                 JPMorgan
USD          242,416   NZD             364,918   Chase Bank NA    11/25/15      12,576
-------------------------------------------------------------------------------------------
                                                                               $72,079
===========================================================================================

48 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

---------------------------------------------------------------------------------------------
                                                                                 Net
Currency   Quantity        Currency   Quantity                      Settlement   Unrealized
Purchased  Purchased       Sold       Sold         Counterparty     Date         Depreciation
---------------------------------------------------------------------------------------------
                                                   Brown Brothers
EURO             310,927   USD           349,887   Harriman & Co.   10/19/15     $     (398)
MXN            1,090,181   CAD            87,924   Citibank NA      10/26/15         (1,767)
PLN            1,253,293   EURO          295,488   Citibank NA      11/25/15           (899)
USD              403,223   CZK         9,953,193   Citibank NA      10/26/15        (10,840)
                                                   JP Morgan
USD              144,148   RUB         9,557,021   Chase Bank NA    10/26/15         (4,759)
                                                   JPMorgan
IDR        2,227,922,154   USD           162,052   Chase Bank NA    10/26/15         (5,542)
                                                   JPMorgan
INR           10,666,585   USD           165,196   Chase Bank NA    10/26/15         (6,027)
                                                   JPMorgan
MXN            5,399,167   CAD           437,275   Chase Bank NA    10/26/15        (10,138)
                                                   JPMorgan
MXN              154,250   MXN         2,653,028   Chase Bank NA    11/25/15         (3,516)
                                                   JPMorgan
PLN              615,663   CZK         3,920,693   Chase Bank NA    11/25/15           (408)
                                                   JPMorgan
USD               36,072   EURO           32,359   Chase Bank NA    10/19/15           (301)
                                                   JPMorgan
USD              583,461   JPY        71,367,188   Chase Bank NA    11/25/15         (6,295)
                                                   JPMorgan
USD              419,798   SEK         3,609,912   Chase Bank NA    10/26/15         (8,447)
                                                   JPMorgan
USD              469,950   TWD        15,402,146   Chase Bank NA    11/25/15         (4,479)
---------------------------------------------------------------------------------------------
                                                                                 $  (63,816)
=============================================================================================

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2015, the Fund's expenses were not reduced under such arrangements.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 49

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2015.

50 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

-----------------------------------------------------------------------------------------------------------
                                Derivative
                                Assets
                                Subject to       Derivatives    Non-Cash       Cash           Net Amount
                                Master Netting   Available      Collateral     Collateral     of Derivative
Counterparty                    Agreement        for Offset     Received (a)   Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------------
Barclays Bank Plc               $ 53,797         $  (53,797)    $       --     $        --    $      --
Citibank NA                      130,223           (130,223)            --              --           --
Goldman Sachs International       55,732            (55,732)            --              --           --
JP Morgan Chase Bank NA           79,683            (79,683)            --              --           --
Morgan Stanley Capital
 Services LLC                     57,324            (21,482)            --              --       35,842
-----------------------------------------------------------------------------------------------------------
                                $376,759         $ (340,917)    $       --     $        --    $  35,842
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
                                Derivative
                                Liabilities
                                Subject to       Derivatives    Non-Cash       Cash         Net Amount
                                Master Netting   Available      Collateral     Collateral   of Derivative
Counterparty                    Agreement        for Offset     Pledged (a)    Pledged (a)  Liabilities (c)
-----------------------------------------------------------------------------------------------------------
Barclays Bank Plc               $   (229,611)    $ 53,797       $175,814       $        --  $       --
Citibank NA                         (578,818)     130,223        446,151                --      (2,444)
Goldman Sachs International         (115,561)      55,732             --                --     (59,829)
JP Morgan Chase Bank NA             (191,914)      79,683        112,231                --          --
Morgan Stanley Capital
  Services LLC                       (21,482)      21,482             --                --          --
-----------------------------------------------------------------------------------------------------------
                                $ (1,137,386)    $340,917       $734,196       $        --  $  (62,273)
===========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 51

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August 31, 2015 were as follows:

--------------------------------------------------------------------------------------------
Derivatives not
accounted for as          Asset Derivatives                  Liabilities Derivatives
hedging instruments       ------------------------------------------------------------------
under Accounting          Statement of Assets                Statement of Assets
Standards Codification    and Liabilities                    and Liabilities
(ASC) 815                 Location            Value          Location               Value
--------------------------------------------------------------------------------------------
Forward Foreign           Net unrealized                     Net unrealized
 Currency Contracts       appreciation on                    depreciation on
                          forward foreign                    forward foreign
                          currency contracts  $72,079        currency contracts     $ 63,816
Futures Contracts         Net unrealized                     Net unrealized
                          appreciation on                    depreciation on
                          futures contracts        --        futures contracts           547
Written Option            Written option                     Written option
 Contracts                contracts                --        contracts               515,040
Swap Contracts            Net unrealized                     Net unrealized
                          appreciation on                    depreciation on
                          swap contracts           --        swap contracts          267,313
--------------------------------------------------------------------------------------------
   Total                                      $72,079                               $846,716
============================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2015 was as follows:

--------------------------------------------------------------------------------------------
                                                                              Change in
Derivatives not                                                               Unrealized
accounted for as                                             Realized         Appreciation
hedging instruments     Location of Gain                     Gain or Loss     (Depreciation)
under Accounting        or (Loss) on                         on Derivatives   on Derivatives
Standards Codification  Derivatives Recognized               Recognized       Recognized
(ASC) 815               in Income                            in Income        in Income
--------------------------------------------------------------------------------------------
Futures Contracts       Net realized gain (loss) on
                        futures contracts                    $ (322,703)
Futures Contracts       Change in unrealized appreciation
                        (depreciation) on futures contracts                   $  52,017
Written Options         Net realized gain (loss) on
                        written swaptions                    $  173,103
Written Options         Change in unrealized appreciation
                        (depreciation) on written swaptions                   $(315,996)
Forward Foreign         Net realized gain (loss) on forward
 Currency Contracts     foreign currency contracts           $2,183,590
Forward Foreign         Change in unrealized appreciation
 Currency Contracts     (depreciation) on forward foreign
                        currency contracts                                    $(514,925)
Swap Contracts          Net realized gain (loss) on
                        swap contracts                       $  232,074
Swap Contracts          Change in unrealized appreciation
                        (depreciation) on swap contracts                      $(236,186)

52 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Long/Short Bond Fund (formerly, Pioneer Long/ Short Global Bond Fund):
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Long/Short Bond Fund (formerly, Pioneer Long/ Short Global Bond Fund), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 30, 2013, (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Long/Short Bond Fund (formerly, Pioneer Long/ Short Global Bond Fund) as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from December 30, 2013, (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 28, 2015

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 53

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 27.28%.

The Board of Trustees of the Fund has approved the elimination of the Fund's current policy normally to invest at least 40% of the net assets in securities of assets located outside of the United States. In connection with the elimination of this policy, the Fund was renamed Pioneer Long/Short Bond Fund. These changes went into effect on June 1, 2015.

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

54 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 55

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2013.             Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         Serves until a successor        2013-present); Chairman (2008-2013) and     Financial Solutions, Inc.
and Trustee                   trustee is elected or earlier   Chief Executive Officer (2008-2012),        (investor communications
                              retirement or removal.          Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009-
                                                              York (financial and securities services)    present); Director,
                                                              (1986-2004)                                 Quadriserv, Inc.
                                                                                                          (2005-2013); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2013.             Managing Partner, Federal City Capital      Director of New York
Trustee                       Serves until a successor        Advisors (corporate advisory services       Mortgage Trust
                              trustee is elected or earlier   company) (1997-2004 and 2008-present);      (publicly-traded mortgage
                              retirement or removal.          Interim Chief Executive Officer, Oxford     REIT) (2004- 2009,
                                                              Analytica, Inc. (privately-held research    2012-present); Director
                                                              and consulting company) (2010); Executive   of The Swiss Helvetia
                                                              Vice President and Chief Financial          Fund, Inc. (closed-end
                                                              Officer, I-trax, Inc. (publicly traded      fund) (2010-present);
                                                              health care services company)               Director of Oxford
                                                              (2004-2007); and Executive Vice President   Analytica, Inc.
                                                              and Chief Financial Officer, Pedestal       (2008-present); and
                                                              Inc. (internet-based mortgage trading       Director of Enterprise
                                                              company) (2000-2002); Private consultant    Community Investment,
                                                              (1995-1997), Managing Director, Lehman      Inc. (privately-held
                                                              Brothers (investment banking firm)          affordable housing
                                                              (1992-1995); and Executive, The World       finance company)
                                                              Bank (1979-1992)                            (1985-2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2013.             William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor        Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier   (1972-present)                              Investment Trust and
                              retirement or removal.                                                      Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2013.             Founding Director, Vice President and       None
Trustee                       Serves until a successor        Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier   Inc. (consulting firm) (1982-present);
                              retirement or removal.          Desautels Faculty of Management, McGill
                                                              University (1999-present); and Manager of
                                                              Research Operations and Organizational
                                                              Learning, Xerox PARC, Xerox's advance
                                                              research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2013.             President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor        Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                              trustee is elected or earlier   (investment banking firm) (1981-present)    (closed-end investment
                              retirement or removal.                                                      company) (2004-present);
                                                                                                          and Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute
                                                                                                          (2000-2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.             Consultant (investment company services)    None
Trustee                       Serves until a successor        (2012-present); Executive Vice President,
                              trustee is elected or earlier   BNY Mellon (financial and investment
                              retirement or removal.          company services) (1969-2012); Director,
                                                              BNY International Financing Corp.
                                                              (financial services) (2002-2012); and
                                                              Director, Mellon Overseas Investment
                                                              Corp. (financial services) (2009-2012)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 57

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.             Director and Executive Vice President       None
Trustee                       Serves until a successor        (since 2008) and Chief Investment
                              trustee is elected or earlier   Officer, U.S. (since 2010) of PIM-USA;
                              retirement or removal.          Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); and Portfolio Manager
                                                              of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

58 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee                                              (healthcare workers union pension funds)
                                                              (2001-present); Vice
                                                              President-International Investments
                                                              Group, American International Group, Inc.
                                                              (insurance company) (1993-2001); Vice
                                                              President Corporate Finance and Treasury
                                                              Group, Citibank, N.A.(1980-1986 and 1990-
                                                              1993); Vice President-Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corporation (government-sponsored issuer
                                                              of debt securities) (1988-1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987-1988); and
                                                              Mortgage Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986-1987)
------------------------------------------------------------------------------------------------------------------------------------

**  Ms. Monchak is a non-voting advisory trustee.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 59

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves at the       Chair, Director, CEO and President of       None
President and                 discretion of the Board.        Pioneer Investment Management-USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010-2013); and
                                                              Director of Institutional Business, CEO
                                                              of International, Eaton Vance Management
                                                              (2005-2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2013. Serves at the       Vice President and Associate General        None
Secretary and Chief           discretion of the Board.        Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010;
                                                              and Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2013. Serves at the       Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.        December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and
                                                              Senior Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2013. Serves at the       Senior Counsel of Pioneer since May 2013    None
Assistant Secretary           discretion of the Board.        and Assistant Secretary of all the
                                                              Pioneer Funds since June 2010; and
                                                              Counsel of Pioneer from June 2007 to May
                                                              2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2013. Serves at the       Vice President-Fund Treasury of Pioneer;    None
Treasurer and Chief           discretion of the Board.        Treasurer of all of the Pioneer Funds
Financial                                                     since March 2008; Deputy Treasurer of
and Accounting Officer                                        Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------

60 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2013. Serves at the       Director-Fund Treasury of Pioneer; and      None
Assistant Treasurer           discretion of the Board.        Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2013. Serves at the       Fund Accounting Manager-Fund Treasury of    None
Assistant Treasurer           discretion of the Board.        Pioneer; and Assistant Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2013. Serves at the       Fund Administration Manager-Fund Treasury   None
Assistant Treasurer           discretion of the Board.        of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since January 2009; and Client Service
                                                              Manager-Institutional Investor Services
                                                              at State Street Bank from March 2003 to
                                                              March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2013. Serves at the       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer      discretion of the Board.        of all the Pioneer Funds since March
                                                              2010; Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              since January 2012; Chief Compliance
                                                              Officer of Vanderbilt Capital Advisors,
                                                              LLC since July 2012: Director of Adviser
                                                              and Portfolio Compliance at Pioneer since
                                                              October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers,
                                                              Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2013. Serves at the       Director-Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.        Pioneer and Anti-Money Laundering Officer
Officer                                                       of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 61

                           This page for your notes.

62 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

                           This page for your notes.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 63

                           This page for your notes.

64 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

                           This page for your notes.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 65

                           This page for your notes.

66 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

                           This page for your notes.

                       Pioneer Long/Short Bond Fund | Annual Report | 8/31/15 67

                           This page for your notes.

68 Pioneer Long/Short Bond Fund | Annual Report | 8/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 28080-01-1015

                        Pioneer Long/Short
                        Opportunistic
                        Credit Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     LRCAX
                        Class C     LRCCX
                        Class Y     LRCYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          28

Notes to Financial Statements                                                 35

Report of Independent Registered Public Accounting Firm                       52

Trustees, Officers and Service Providers                                      54

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 1

President's Letter

Dear Shareowner,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 3

Portfolio Management Discussion | 8/31/15

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Opportunistic Credit Fund's performance during the 12-month period ended August 31, 2015, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alter-native Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended August 31, 2015?

A Pioneer Long/Short Opportunistic Credit Fund's Class A shares returned 1.12% at net asset value during the 12-month period ended August 31, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.03%. During the same period, the average return of the 231 mutual funds in Lipper's Alternative Credit Focus Funds category was -2.22%, and the average return of the 418 mutual funds in Morningstar's Non-Traditional Bond Funds category was -1.38%.

Q    Can you provide an overview of the Fund's approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on three-month Treasury bills, on an annualized basis, with volatility lower than one would experience in the broad equity market. In pursuing this goal, we seek to have the Fund provide positive returns while trying to minimize the extent of any negative returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to go up or down. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while taking an unfavorable view of other asset classes by taking short positions.

4 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

     The other part of the portfolio utilizes uncorrelated, relative-value-based trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

     Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period.

Q Can you review the principal portfolio investment strategies you implemented during the 12-month period ended August 31, 2015? How did those strategies help or hinder the Fund's performance?

A On the relative value side of the portfolio, which seeks to realize gains regardless of market direction, one strategy we use is to seek to take advantage of the slope of the spread (yield) curve for individual corporate bond issuers. For instance, the long-term debt of companies with weaker balance sheets may react more strongly to changes in business conditions than the same companies' short term debt. Within this strategy, a curve trade in retailer Radio Shack added to the Fund's performance during the period, while a curve trade in gaming company Caesars Entertainment detracted. On the whole, the Fund's long/short curve trading strategies contributed positively to returns over the 12-month period.

     Another positive contributor to performance was based on our view that the sharp decline in oil prices during the period had affected the investment-grade debt of energy firms to a disproportionate extent. We took a portfolio position designed to benefit from an eventual narrowing of spreads for such credits versus the overall investment-grade bond universe, while shorting an index that represented the broader investment-grade universe in an attempt to eliminate market risk. This strategy worked out well for the Fund as spreads for investment-grade energy credits eventually began to normalize against other investment-grade bonds. Our utilization of credit index tranches, while shorting the overall market index, also benefited the Fund's performance during the period. This strategy allowed the Fund to efficiently accentuate its exposure to certain index constituents that are more susceptible to overall changes in business conditions.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 5

     We have been cautious with respect to credit markets in general, and high-yield corporates in particular, given the spread tightening that has occurred. We did, however, successfully take positions in corporate bonds, including high-yield issues, on weakness at various points during the period. The Fund also benefited from long positions in both commercial mortgage-backed (CMBS) and residential mortgage-backed securities (MBS), as credit profiles of existing borrowers improved along with the domestic economic backdrop. As the period progressed, we reduced the portfolio's MBS exposure based on our view that the segment had become close to fairly valued.

     The Fund's currency strategies aided returns during the period as we positioned the portfolio from a macroeconomic perspective in order to benefit from the relative strengthening of the U.S. dollar. In particular, we went long the U.S. dollar in the portfolio, while shorting the euro, the Japanese yen, and the Swedish krona. In addition, we were long the U.S. dollar versus a number of currencies that were affected by fears of slowing economic growth in China; specifically, the Korean won, Taiwan dollar, Singapore dollar and Australian dollar.

     The Fund also benefited by taking positions in specific issuers where we believe the market's views, from a credit-default perspective, were excessively pessimistic. Specifically, we took long positions in relatively short-term obligations of such issuers, while attempting to hedge out the impact of the broader market's performance.

     Our management of the Fund's interest-rate exposures detracted modestly from returns during the period. The portfolio had a short-duration stance in the United States at various times as longer-term rates declined. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The short-duration position was based on our view that U.S. rates would rise as the Federal Reserve System (the Fed) solidified expectations for when it would begin to hike its benchmark rate. However, the market remained sanguine with respect to the rates outlook, and the yield curve flattened. We eventually removed the position from the portfolio, based on the significant level of market uncertainty about the U.S. economic trajectory and over the timing of any Fed action on interest rates in response to that uncertainty.

     On the directional side of the portfolio, we will take long or short positions in fixed-income markets and securities based on our performance outlook, while attempting to hedge out interest-rate risk. The Fund's directional trading became challenged as volatility spiked in the latter part of the period.

6 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Q Could you discuss the use of derivative positions in the portfolio during the 12-month period ended August 31, 2015, and their effect on the Fund's performance?

A Virtually all of the portfolio's strategies are implemented via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by selling Treasury futures or sometimes by buying "put" options. (A "put" option is a contractual agreement that gives the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.) Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A The portfolio is currently positioned neutrally with respect to U.S. interest rates. While we believe the Fed will be justified in raising rates given the relative strength of the U.S. economy, weaker conditions overseas and investment flows into the United States could keep expectations tempered with respect to longer-term Treasury yields.

     We believe the timing of the Fed's first rate hike is less important than the trajectory and ultimate endpoint of the increases over the next few years. That will depend on whether the U.S. economy displays sufficient strength to support a traditional rate-hiking cycle, as defined by the cycle's pace and end point. It appears to us that the market is currently somewhat more pessimistic about the U.S. economy than is the Fed.

     In general, asset valuations appear to be ahead of economic growth trends. At the same time, corporate balance sheets are in good shape. At present, we see relatively few directional investment opportunities in the fixed-income markets. CMBS continue to appear attractively valued on a relative basis, while spreads for corporate bonds have widened to a degree where we are now actively evaluating the asset class.

     The Fed's extraordinarily supportive policies have helped to underpin conditions in recent years. While the beginning of Fed policy tightening is anticipated to a large degree by the market, volatility and performance dispersion could still increase as the speculation about increased rates moves out of the realm of benign prospect and becomes a reality. Slowing economic growth in China and the impact of oil prices on different countries and sectors will also be closely monitored by investors.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 7

     On balance, we expect an environment of heightened volatility across fixed-income markets that could very well provide opportunities for the portfolio's relative value strategies. In such an environment, we will be focused on identifying the opportunities that do emerge as market reactions overshoot developments on various macroeconomic fronts.

Please refer to the Schedule of Investments on pages 17-27 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The Fund may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the Fund.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

8 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 9

Portfolio Summary | 8/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                   48.7%
Temporary Cash Investment                                    25.6%
Collateralized Mortgage Obligations                          11.9%
International Corporate Bonds                                 5.4%
Asset Backed Securities                                       2.8%
Mutual Fund                                                   2.4%
U.S. Corporate Bonds                                          2.3%
U.S. Preferred Stocks                                         0.6%
Senior Secured Loans                                          0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. U.S. Treasury Bills, 0.0%, 9/10/15                                    8.15%
--------------------------------------------------------------------------------
  2. U.S. Treasury Note, Floating Rate Note, 4/30/17                       6.55
--------------------------------------------------------------------------------
  3. U.S. Treasury Note, Floating Rate Note, 1/31/16                       6.55
--------------------------------------------------------------------------------
  4. U.S. Treasury Note, Floating Rate Note, 1/31/17                       6.54
--------------------------------------------------------------------------------
  5. U.S. Treasury Note, Floating Rate Note, 7/31/16                       6.54
--------------------------------------------------------------------------------
  6. U.S. Treasury Note, Floating Rate Note, 10/31/16                      6.53
--------------------------------------------------------------------------------
  7. U.S. Treasury Note, Floating Rate Note, 4/30/16                       6.53
--------------------------------------------------------------------------------
  8. U.S. Treasury Bills, 0.0%, 9/3/15                                     5.96
--------------------------------------------------------------------------------
  9. U.S. Treasury Bills, 0.0%, 9/24/15                                    3.69
--------------------------------------------------------------------------------
 10. PIMCO High Income Fund                                                3.26
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Due to the exclusion of derivatives, the list may not represent the Fund's market exposures. See the Schedule of Investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Prices and Distributions | 8/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                      8/31/15                     8/31/14
--------------------------------------------------------------------------------
             A                         $9.89                       $10.11
--------------------------------------------------------------------------------
             C                         $9.82                       $10.06
--------------------------------------------------------------------------------
             Y                         $9.91                       $10.13
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14 - 8/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment        Short-Term           Long-Term
          Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A              $0.3284                $ --                $ --
--------------------------------------------------------------------------------
            C              $0.2784                $ --                $ --
--------------------------------------------------------------------------------
            Y              $0.3456                $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 11

Performance Update | 8/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Opportunistic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                        Net         Public        BofA ML
                        Asset       Offering      3-Month
                        Value       Price         U.S. Treasury
Period                  (NAV)       (POP)         Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)              1.33%       -1.42%        0.03%
1 Year                  1.12        -3.47         0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014, as revised June 1, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        3.03%       1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Long/Short             BofA ML 3-month
                           Opportunistic Credit Fund      US Treasury Bill Index
12/13                      $9,550                         $10,000
8/14                       $9,656                         $10,003
8/15                       $9,764                         $10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C Shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                                  BofA ML
                                                  3-Month
                        If          If            U.S. Treasury
Period                  Held        Redeemed      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)              0.60%       0.60%         0.03%
1 Year                  0.40        0.40          0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014, as revised June 1, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        3.76%       2.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Long/Short             BofA ML 3-month
                           Opportunistic Credit Fund      US Treasury Bill Index
12/13                      $10,000                        $10,000
8/14                       $10,060                        $10,003
8/15                       $10,101                        $10,005

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 13

Performance Update | 8/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                        Net         BofA ML
                        Asset       3-Month
                        Value       U.S. Treasury
Period                  (NAV)       Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)              1.55%       0.03%
1 Year                  1.29        0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014, as revised June 1, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        2.76%       1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Long/Short             BofA ML 3-month
                           Opportunistic Credit Fund      US Treasury Bill Index
12/13                      $5,000,000                     $5,000,000
8/14                       $5,065,000                     $5,001,378
8/15                       $5,130,276                     $5,002,692

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on actual returns from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/15          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/15                                 $  993.03     $  988.87     $  993.04
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    8.79     $   12.53     $    7.54
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined total were 1.75%, 2.50%, and 1.50% for Class A, Class C and Class Y shares respectively. These combined ratios were multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                                     A            C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/15          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/15                                 $1,016.38     $1,012.60     $1,017.64
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    8.89     $   12.68     $    7.63
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined total were 1.75%, 2.50%, and 1.50% for Class A, Class C and Class Y shares respectively. These combined ratios were multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Schedule of Investments | 8/31/15

-----------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                           Value
-----------------------------------------------------------------------------------------------
                            PREFERRED STOCKS -- 0.6%
                            DIVERSIFIED FINANCIALS -- 0.6%
                            Investment Banking & Brokerage -- 0.6%
     12,000          7.12   Morgan Stanley, Floating Rate Note (Perpetual)          $   333,120
                                                                                    -----------
                            Total Diversified Financials                            $   333,120
-----------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCKS
                            (Cost $340,923)                                         $   333,120
-----------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 2.9%
                            BANKS -- 0.3%
                            Thrifts & Mortgage Finance -- 0.3%
     40,013          1.50   First Franklin Mortgage Loan Trust 2003-FFC, Floating
                            Rate Note, 11/25/32                                     $    38,299
     41,165                 Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)              41,362
     26,895          3.20   Irwin Whole Loan Home Equity Trust 2003-C,
                            Floating Rate Note, 6/25/28                                  26,867
     44,920          5.47   New Century Home Equity Loan Trust, Floating
                            Rate Note, 8/25/34                                           45,518
                                                                                    -----------
                                                                                    $   152,046
                                                                                    -----------
                            Total Banks                                             $   152,046
-----------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 2.6%
                            Other Diversified Financial Services -- 0.2%
     85,000                 TAL Advantage V LLC, 4.1%, 2/22/39                      $    85,552
-----------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 2.4%
    660,000                 RMAT 2015-1 LLC, 5.0%, 7/27/20 (Step) (144A)            $   648,450
    660,000                 VOLT XXXVII LLC, 4.375%, 7/25/45 (Step) (144A)              648,178
                                                                                    -----------
                                                                                    $ 1,296,628
                                                                                    -----------
                            Total Diversified Financials                            $ 1,382,180
-----------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $1,539,632)                                       $ 1,534,226
-----------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 12.1%
                            BANKS -- 12.1%
                            Thrifts & Mortgage Finance -- 12.1%
    300,000          1.16   Alternative Loan Trust 2005-J4, Floating Rate
                            Note, 7/25/35                                           $   271,258
    180,000          2.72   BAMLL Commercial Mortgage Securities Trust
                            2014-INLD, Floating Rate Note, 12/17/29 (144A)              165,962
    250,000          6.17   Banc of America Commercial Mortgage Trust 2007-5,
                            Floating Rate Note, 2/10/51                                 256,467
    150,000                 Bear Stearns Commercial Mortgage Securities
                            Trust 2006-PWR14, 5.273%, 12/11/38                          151,131
    120,000          2.78   Carefree Portfolio Trust 2014-CARE, Floating Rate
                            Note, 11/15/19 (144A)                                       117,138

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 17

-----------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                           Value
-----------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    250,000          4.80   CFCRE 2015-RUM Mortgage Trust, Floating Rate
                            Note, 7/15/30 (144A)                                    $   250,085
    300,000          3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                            REMICS, Floating Rate Note, 7/12/47 (144A)                  217,102
    155,000          5.96   COBALT CMBS Commercial Mortgage Trust 2007-C3,
                            Floating Rate Note, 5/15/46                                 147,759
     47,000          5.96   COBALT CMBS Commercial Mortgage Trust 2007-C3,
                            Floating Rate Note, 5/15/46                                  42,204
    175,000          5.57   COBALT Commercial Mortgage Trust 2007-C2,
                            Floating Rate Note, 4/15/47                                 175,483
    175,000                 COMM 2006-C8 Mortgage Trust, 5.377%, 12/10/46               175,108
    510,000          5.80   COMM 2007-C9 Mortgage Trust, Floating Rate Note,
                            12/10/49 (144A)                                             482,784
    175,000          5.23   Credit Suisse First Boston Mortgage Securities Corp.,
                            Floating Rate Note, 12/17/40                                174,776
    300,000          5.10   Credit Suisse First Boston Mortgage Securities Corp.,
                            Floating Rate Note, 8/15/38                                 294,946
    400,000          4.89   CSMC Trust 2015-SAND, Floating Rate Note,
                            8/15/30 (144A)                                              400,007
     92,613          4.94   EQTY 2014-MZ Mezzanine Trust, Floating Rate Note,
                            5/8/31 (144A)                                                91,432
    100,000          3.38   GAHR Commercial Mortgage Trust 2015-NRF, Floating
                            Rate Note, 12/15/19 (144A)                                   93,648
    125,000          4.94   GS Mortgage Securities Corp II Series 2005-GG4,
                            Floating Rate Note, 7/10/39                                 122,819
    250,000          5.55   GS Mortgage Securities Trust 2006-GG6, Floating Rate
                            Note, 4/10/38                                               249,452
    200,000                 JP Morgan Chase Commercial Mortgage Securities
                            Trust 2006-CIBC16, 5.623%, 5/12/45                          201,789
    775,000          5.35   LB-UBS Commercial Mortgage Trust 2005-C7,
                            Floating Rate Note, 11/15/40 (144A)                         790,735
    187,500          5.28   LB-UBS Commercial Mortgage Trust 2006-C1,
                            Floating Rate Note, 2/15/41                                 188,474
    260,000          5.33   Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                            Rate Note, 11/12/37                                         260,285
     70,000          5.48   ML-CFC Commercial Mortgage Trust 2006-3, Floating
                            Rate Note, 7/12/46                                           70,658
    340,000          4.80   PFP 2015-2, Ltd., Floating Rate Note, 7/14/34 (144A)        340,019
    250,000          5.56   Wachovia Bank Commercial Mortgage Trust Series
                            2005-C22, Floating Rate Note, 12/15/44                      250,310
    125,000          5.95   Wachovia Bank Commercial Mortgage Trust Series
                            2007-C34, Floating Rate Note, 5/15/46                       129,357
    195,000                 Wells Fargo Commercial Mortgage Trust 2010-C1,
                            4.0%, 11/18/43 (144A)                                       178,417

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                              Value
---------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
      200,000         3.70   Wells Fargo Commercial Mortgage Trust 2014-TISH,
                             Floating Rate Note, 1/15/27 (144A)                         $   196,881
                                                                                        -----------
                                                                                        $ 6,486,486
                                                                                        -----------
                             Total Banks                                                $ 6,486,486
---------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $6,440,703)                                          $ 6,486,486
---------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 7.9%
                             ENERGY -- 3.2%
                             Integrated Oil & Gas -- 2.5%
    1,310,000                Petrobras Global Finance BV, 3.875%, 1/27/16               $ 1,309,306
---------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.7%
      400,000                Chesapeake Energy Corp., 3.25%, 3/15/16                    $   393,000
                                                                                        -----------
                             Total Energy                                               $ 1,702,306
---------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.9%
                             Aerospace & Defense -- 0.9%
      525,000                Bombardier, Inc., 7.5%, 3/15/18 (144A)                     $   490,875
                                                                                        -----------
                             Total Capital Goods                                        $   490,875
---------------------------------------------------------------------------------------------------
                             BANKS -- 2.3%
                             Diversified Banks -- 2.3%
      300,000         6.50   Bank of America Corp., Floating Rate Note, 10/23/49        $   309,000
      300,000         5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                294,750
      300,000         6.62   Credit Agricole SA, Floating Rate Note (Perpetual) (144A)      294,166
      325,000         6.50   ING Groep NV, Floating Rate Note (Perpetual)                   311,797
                                                                                        -----------
                                                                                        $ 1,209,713
                                                                                        -----------
                             Total Banks                                                $ 1,209,713
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.1%
                             Other Diversified Financial Services -- 0.1%
INR 3,700,000                European Bank for Reconstruction & Development,
                             6.0%, 3/3/16                                               $    55,415
                                                                                        -----------
                             Total Diversified Financials                               $    55,415
---------------------------------------------------------------------------------------------------
                             INSURANCE -- 1.4%
                             Reinsurance -- 1.4%
      250,000         6.86   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                             (Cat Bond) (144A)                                          $   256,100
      250,000         4.52   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                             (Cat Bond) (144A)                                              244,825
      250,000         4.51   Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                                252,175
                                                                                        -----------
                                                                                        $   753,100
                                                                                        -----------
                             Total Insurance                                            $   753,100
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 19

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                              Value
---------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $4,301,086)                                          $ 4,211,409
---------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS -- 49.6%
    1,300,000                U.S. Cash Management Bills, 0.0%, 9/15/15 (c)              $ 1,299,961
      850,000                U.S. Treasury Bills, 0.0%, 11/5/15 (c)                         850,017
    3,295,000                U.S. Treasury Bills, 0.0%, 9/10/15 (c)                       3,294,997
    1,290,000                U.S. Treasury Bills, 0.0%, 9/17/15 (c)                       1,290,001
    1,490,000                U.S. Treasury Bills, 0.0%, 9/24/15 (c)                       1,490,003
    2,410,000                U.S. Treasury Bills, 0.0%, 9/3/15 (c)                        2,410,000
    2,645,000         0.10   U.S. Treasury Note, Floating Rate Note, 1/31/16 (d)          2,645,447
    2,640,000         0.13   U.S. Treasury Note, Floating Rate Note, 1/31/17              2,642,096
    2,640,000         0.10   U.S. Treasury Note, Floating Rate Note, 10/31/16 (d)         2,641,249
    2,640,000         0.12   U.S. Treasury Note, Floating Rate Note, 4/30/16 (d)          2,640,935
    2,645,000         0.12   U.S. Treasury Note, Floating Rate Note, 4/30/17              2,646,561
    2,640,000         0.12   U.S. Treasury Note, Floating Rate Note, 7/31/16 (d)          2,641,315
---------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $26,486,986)                                         $26,492,582
---------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE
                             LOAN INTERESTS -- 0.1%**
                             ENERGY -- 0.1%
                             Integrated Oil & Gas -- 0.1%
      50,000          7.50   Chief Exploration & Development LLC, Term Loan,
                             6.50%, 5/16/21                                             $    43,792
                                                                                        -----------
                             Total Energy                                               $    43,792
---------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $49,588)                                             $    43,792
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
       Shares
---------------------------------------------------------------------------------------------------
                             MUTUAL FUND -- 2.5%
     138,805                 PIMCO High Income Fund                                     $ 1,315,871
                                                                                        -----------
                             (Cost $1,348,831)                                          $ 1,315,871
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
    Number of                                                    Strike     Expiration
    Contracts                Description         Counterparty    Price      Date
---------------------------------------------------------------------------------------------------
                             PUT OPTIONS PURCHASED -- 1.2%
          101                S&P500 EMINI        Citibank NA     $1,670     12/18/15    $   138,370
          101                S&P500 EMINI        Citibank NA     $1,985     12/18/15        510,050
---------------------------------------------------------------------------------------------------
                             TOTAL PUT OPTIONS PURCHASED                                $   648,420
                                                                                        -----------
                             (Premiums paid $311,114)                                   $   648,420
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 26.1%
                             Commercial Papers -- 9.8%
    2,635,000                BNP Paribas, Discount Note, 9/1/15                         $ 2,634,993
    2,635,000                Societe Generale North America, Inc.,
                             Discount Note, 9/1/15                                        2,635,001
                                                                                        -----------
                                                                                        $ 5,269,994
---------------------------------------------------------------------------------------------------
                             Repurchase Agreement -- 16.3%
    8,700,000                $6,000,000 RBC Capital Markets LLC, 0.13%,
                             dated 8/31/15 plus accrued interest on 9/1/15
                             collateralized by the following:
                             $2,738,163 Government National Mortgage
                             Association II, 1.625% - 4.5%, 8/20/40 - 8/20/45
                             $655,248 Government National Mortgage Association I,
                             2.554% - 5.0%, 2/15/40 - 5/20/65
                             $218,175 Freddie Mac Giant, 3.5% - 4.5%,
                             11/1/41 - 1/1/45
                             $1,028,023 Federal Home Loan Mortgage Corp.,
                             2.229% - 2.854%, 5/1/44 - 5/1/45
                             $1,906,541 Federal National Mortgage Association
                             (ARM), 2.298% - 3.318%, 6/1/36 - 3/1/44
                             $2,327,850 Federal National Mortgage Association,
                             2.5% - 5.5%, 2/1/26 - 8/1/45                               $ 8,700,000
---------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $13,970,000)                                         $13,969,994
---------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 103.0%
                             (Cost $54,788,863) (a)                                     $55,035,900
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
    Number of                                                    Strike     Expiration
    Contracts                Description         Counterparty    Price      Date
---------------------------------------------------------------------------------------------------
                             PUT OPTIONS WRITTEN -- (1.0)%
        (101)                S&P500 EMINI        Citibank NA     $1,775     12/18/15    $  (213,615)
        (101)                S&P500 EMINI        Citibank NA     $1,880     12/18/15       (328,250)
---------------------------------------------------------------------------------------------------
                             TOTAL PUT OPTIONS WRITTEN
                             (Premiums received $249,436)                               $  (541,865)
---------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- (2.0)%                       $(1,043,588)
---------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                 $53,450,447
===================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2015, the value of these securities amounted to $6,200,341 or 11.6% of total net assets.

(Cat Bond)    Catastrophe or Event Linked Bond. At August 31, 2015, the value of these securities amounted to $753,100, or 1.4% of total net assets. See Notes to Financial Statements -- Note 1I.

(Perpetual)   Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 21

REMICS        Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $54,788,863 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                             $ 407,650

                Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                              (160,613)
                                                                                        ---------
                Net unrealized appreciation                                             $ 247,037
                                                                                        =========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) A portion of this security has been pledged as collateral for swaps contracts.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              INR  Indian Rupee

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2015 were as follows:

               -----------------------------------------------------------------
                                                   Purchases         Sales
               -----------------------------------------------------------------
               Long-Term U.S. Government           $12,147,636       $         -
               Other Long-Term Securities          $21,736,291       $26,747,926

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

----------------------------------------------------------------------------------------------------------------
                                                                                                  Net
                                                                                     Premiums     Unrealized
Notional                                Obligation                      Expiration   Paid         Appreciation
Principal ($)     Counterparty          Entity/Index           Coupon   Date         (Received)   (Depreciation)
----------------------------------------------------------------------------------------------------------------
    (3,055,000)   Chicago               Markit CDX North       1.00%     6/20/20     $ (44,885)   $  6,707
                  Mercantile            America Investment
                  Exchange              Grade Index
    (1,506,500)   Chicago               Markit CDX North       5.00%    12/20/16       (89,787)     11,553
                  Mercantile            America High
                  Exchange              Yield Index
    (4,108,500)   Chicago               Markit CDX North       5.00%     6/20/20      (201,941)    (22,661)
                  Mercantile            America High
                  Exchange              Yield Index
EUR (2,750,000)   Intercontinental      Markit iTraxx Europe   5.00%     6/20/19      (401,921)     42,506
                  Exchange              Consumer Index
----------------------------------------------------------------------------------------------------------------
                                                                                     $(738,534)   $ 38,105
================================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

----------------------------------------------------------------------------------------------------------------
                                                                                                  Net
                                                                                     Premiums     Unrealized
Notional                                Obligation                      Expiration   Paid         Appreciation
Principal ($)     Counterparty          Entity/Index           Coupon   Date         (Received)   (Depreciation)
----------------------------------------------------------------------------------------------------------------
      (225,000)   Barclays              Morgan Stanley         1.00%     9/20/20     $   (1,888)  $    477
                  Bank Plc
    (1,185,600)   Citibank NA           Markit CDX North       5.00%    12/20/18       (234,749)    48,595
                                        America High
                                        Yield Index
      (550,000)   Goldman Sachs         Domtar Corp.           1.00%     9/20/20         13,772      1,506
                  International
      (364,800)   Goldman Sachs         MBIA, Inc.             5.00%     9/20/20        101,232      1,871
                  International
EUR (1,500,000)   Goldman Sachs         Norske                 5.00%     9/20/17        806,509       (990)
                  International         Skogindustrier ASA
      (225,000)   JPMorgan              Bank of                1.00%     9/20/20         (3,350)       910
                  Chase Bank NA         America Corp.
      (580,000)   JPMorgan              Best Buy Co., Inc.     5.00%     9/20/20        (73,135)   (16,238)
                  Chase Bank NA
      (225,000)   JPMorgan              Citigroup, Inc.        1.00%     9/20/20         (2,224)       862
                  Chase Bank NA
EUR   (220,000)   JPMorgan              Credit Agricole SA     1.00%     9/20/20         (2,883)      (333)
                  Chase Bank NA
EUR   (225,000)   JPMorgan              ING Bank NV            1.00%     9/20/20         (3,728)      (605)
                  Chase Bank NA
----------------------------------------------------------------------------------------------------------------
                                                                                     $  599,556   $ 36,055
================================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                                                                                                    Net
                                                                                        Premiums    Unrealized
Notional                           Obligation                 Credit       Expiration   Paid        Appreciation
Principal ($)(1)   Counterparty    Entity/Index      Coupon   Rating(2)    Date         (Received)  (Depreciation)
------------------------------------------------------------------------------------------------------------------
EUR      900,000   Barclays        Abengoa SA        5.00%    B+           12/20/16     $ (73,997)  $(234,596)
                   Bank Plc
         400,000   Barclays        Ally              5.00%    BB+           9/20/20        61,746       2,092
                   Bank Plc        Financial, Inc.
         700,000   Barclays        Apache Corp.      1.00%    BBB+          9/20/20       (19,785)      1,721
                   Bank Plc
         400,000   Barclays        Apache Corp.      1.00%    BBB+          9/20/20        (8,879)     (1,444)
                   Bank Plc
         845,000   Barclays        Devon             1.00%    BBB+          9/20/20       (33,141)     13,741
                   Bank Plc        Energy Corp.
         545,000   Barclays        Frontier          5.00%    BB-           9/20/20        (5,501)     (1,416)
                   Bank Plc        Communications
                                   Corp.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 23

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                                                         Premiums      Unrealized
Notional                           Obligation                     Credit     Expiration  Paid          Appreciation
Principal ($)(1)   Counterparty    Entity/Index          Coupon   Rating(2)  Date        (Received)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------
         550,000   Barclays        Mcclatchy Co.         5.00%    CCC         6/20/16    $        --   $   3,803
                   Bank Plc
         250,000   Barclays        Norske                5.00%    CCC-       12/20/15        (52,243)     34,398
                   Bank Plc        Skogindustrier
                                   ASA
         520,000   Barclays        Toys R Us, Inc.       5.00%    CCC         3/20/16         (2,600)    (12,426)
                   Bank Plc
         500,000   Citibank NA     Energy Transfer       1.00%    BBB-        9/20/20        (13,614)     (3,872)
                                   Partners LP
         600,000   Citibank NA     Energy Transfer       1.00%    BBB-        9/20/20        (19,101)     (1,882)
                                   Partners LP
         600,000   Citibank NA     Kinder                1.00%    BBB-        9/20/20        (22,361)     (8,804)
                                   Morgan, Inc.
         655,000   Citibank NA     Markit CDX            5.00%    BBB+       12/20/17        (32,095)    (26,825)
                                   North America
                                   Investment
                                   Grade Index
EUR    2,500,000   Citibank NA     Markit iTraxx         1.00%    A-          6/20/19       (216,543)    128,896
                                   Europe Index
         250,000   Citibank NA     Parker Drilling Co.   5.00%    B+          9/20/20        (16,875)     (9,070)
         350,000   Citibank NA     Parker Drilling Co.   5.00%    B+          9/20/20        (35,000)     (1,322)
       1,135,000   Goldman Sachs   AK Steel Corp.        5.00%    B-         12/20/16        (28,375)         70
                   International
         305,000   Goldman Sachs   Ally Financial, Inc.  5.00%    BB+         9/20/20         46,723       1,954
                   International
         300,000   Goldman Sachs   Clair's               5.00%    CC         12/20/15        (12,000)     (2,012)
                   International   Stores, Inc.
         525,000   Goldman Sachs   iHeart                5.00%    CCC-       12/20/15        (14,437)     13,052
                   International   Communications
         885,000   Goldman Sachs   iHeart                5.00%    CCC-       12/20/16        (48,675)    (69,644)
                   International   Communications
         550,000   Goldman Sachs   Frontier              5.00%    BB-         9/20/20         (9,538)      2,558
                   International   Communications
                                   Corp.
         364,800   Goldman Sachs   MBIA, Inc.            5.00%    A-         12/20/16        (41,952)     (5,089)
                   International
EUR      250,000   Goldman Sachs   Norske                5.00%    CCC-        3/20/16         (5,481)    (40,722)
                   International   Skogindustrier
                                   ASA
EUR    1,500,000   Goldman Sachs   Norske                5.00%    CCC-        9/20/20     (1,192,960)       (362)
                   International   Skogindustrier
                                   ASA

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                                                         Premiums      Unrealized
Notional                           Obligation                     Credit     Expiration  Paid          Appreciation
Principal ($)(1)   Counterparty    Entity/Index          Coupon   Rating(2)  Date        (Received)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------
         150,000   Goldman Sachs   Peabody               5.00%    B-          3/20/16    $ (11,250)    $  (6,422)
                   International   Energy Corp.
         525,000   Goldman Sachs   Sears Roebuck         5.00%    B          12/20/15      (21,000)       25,076
                   International   Acceptance Corp.
         300,000   Goldman Sachs   Toys R Us, Inc.       5.00%    CCC        12/20/15      (10,500)        8,575
                   International
EUR      400,000   JPMorgan        Abengoa SA            5.00%    B+         12/20/15      (31,981)        4,624
                   Chase
                   Bank NA
         500,000   JPMorgan        Diamond               1.00%    NR          9/20/20      (48,109)      (10,647)
                   Chase           Offshore Drill
                   Bank NA
         600,000   JPMorgan        Diamond               1.00%    BBB+        9/20/20      (77,765)        7,258
                   Chase           Offshore
                   Bank NA         Drilling, Inc.
         500,000   JPMorgan        Kinder                1.00%    BBB-        9/20/20      (21,839)       (4,131)
                   Chase           Morgan, Inc.
                   Bank NA
         500,000   JPMorgan        Nabors                1.00%    BBB         9/20/20      (36,630)      (14,106)
                   Chase           Industries, Inc.
                   Bank NA
         600,000   JPMorgan        Nabors                1.00%    BBB         9/20/20      (54,426)       (6,458)
                   Chase           Industries, Inc.
                   Bank NA
         500,000   JPMorgan        Noble Holding         1.00%    BBB         9/20/20      (54,147)      (25,801)
                   Chase           International, Ltd.
                   Bank NA
EUR      250,000   JPMorgan        Norske                5.00%    CCC-       12/20/15      (50,506)       32,661
                   Chase           Skogindustrier
                   Bank NA         ASA
         500,000   JPMorgan        Weatherford           1.00%    BBB-        9/20/20      (36,630)      (39,143)
                   Chase           International, Ltd.
                   Bank NA
         600,000   JPMorgan        Weatherford           1.00%    BBB-        9/20/20      (74,387)      (16,540)
                   Chase           International, Ltd.
                   Bank NA
         525,000   Morgan          JC Penney             5.00%    CCC-       12/20/16      (15,750)       38,136
                   Stanley         Corp., Inc.
                   Capital
                   Services LLC
         400,000   Morgan          Markit CDX            5.00%    BBB+       12/20/17      (14,500)      (21,482)
                   Stanley         North America
                   Capital         Investment
                   Services LLC    Grade Index

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 25

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                                                         Premiums      Unrealized
Notional                           Obligation                     Credit     Expiration  Paid          Appreciation
Principal ($)(1)   Counterparty    Entity/Index          Coupon   Rating(2)  Date        (Received)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------
         250,000   Morgan          MBIA, Inc.            5.00%    A-         12/20/15    $    (3,125)  $   2,432
                   Stanley
                   Capital
                   Services LLC
         250,000   Morgan          MBIA, Inc.            5.00%    A-         12/20/15        (13,750)     13,057
                   Stanley
                   Capital
                   Services LLC
         875,000   Morgan          Sears Roebuck         5.00%    B          12/20/16        (24,063)      3,947
                   Stanley         Acceptance
                   Capital         Corp.
                   Services LLC
---------------------------------------------------------------------------------------------------------------------
                                                                                         $(2,397,042)  $(226,165)
=====================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NR     Not rated by either S&P.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       EUR Euro

INTEREST RATE SWAP AGREEMENTS

-----------------------------------------------------------------------------------------------------
                                                      Annual                Premiums     Net
Notional                        Pay/      Floating    Fixed    Expiration   Paid         Unrealized
Principal ($)   Counterparty    Receive   Rate        Rate     Date         (Received)   Depreciation
-----------------------------------------------------------------------------------------------------
     (951,858)  JPMorgan        Receive   LIBOR USD   1.810%   8/7/19       $ 4          $(15,488)
                Chase Bank NA             3 Month
   (1,018,659)  JPMorgan        Receive   LIBOR USD   2.200%   5/6/25         8            (4,286)
                Chase Bank NA             3 Month
-----------------------------------------------------------------------------------------------------
                                                                            $12          $(19,774)
=====================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

The following is a summary of the inputs used as of August 31, 2015, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                          Level 1           Level 2           Level 3   Total
---------------------------------------------------------------------------------------------------
Preferred Stocks                          $      333,120    $           --    $ --      $   333,120
Asset Backed Securities                               --         1,534,226      --        1,534,226
Collateralized Mortgage Obligations                   --         6,486,486      --        6,486,486
Corporate Bonds                                       --         4,211,409      --        4,211,409
U.S. Government and
   Agency Obligations                                 --        26,492,582      --       26,492,582
Senior Floating Rate Loan Interests                   --            43,792      --           43,792
Mutual Fund                                    1,315,871              --        --        1,315,871
Put Options Purchased                            648,420              --        --          648,420
Commercial Papers                                     --         5,269,994      --        5,269,994
Repurchase Agreement                                  --         8,700,000      --        8,700,000
---------------------------------------------------------------------------------------------------
Total                                     $    2,297,411    $   52,738,489    $ --      $55,035,900
===================================================================================================
Other Financial Instruments
Unrealized Depreciation on
   Credit Default Swaps                   $           --    $     (152,005)   $ --      $  (152,005)
Unrealized Depreciation on
   Interest Rate Swaps                                --           (19,774)     --          (19,774)
Written Options                                 (541,865)             --        --         (541,865)
Unrealized Depreciation on
   Futures Contracts                                (547)             --        --             (547)
Unrealized Appreciation on
   Forward Foreign
   Currency Contracts                                 --            88,009      --           88,009
Unrealized Depreciation on
   Forward Foreign
   Currency Contracts                                 --           (67,121)     --          (67,121)
---------------------------------------------------------------------------------------------------
Total Other Financial Instruments         $     (542,412)   $     (150,891)   $ --      $  (693,303)
===================================================================================================

During the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets as of August 31, 2015:

--------------------------------------------------------------------------------
                                       Level 1    Level 2     Level 3   Total
--------------------------------------------------------------------------------
Assets:
Foreign currencies, at value           $    --    $112,709    $ --      $112,709
Centrally cleared swap collateral           --     717,291      --       717,291
Variation margin for
   futures contracts                       153          --      --           153
Variation margin for centrally
   cleared swap contracts                   --       8,919      --         8,919
--------------------------------------------------------------------------------
Total                                  $   153    $838,919    $ --      $839,072
================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 27

Statement of Assets and Liabilities | 8/31/15

ASSETS:
  Investment in securities (cost $46,088,863)                               $46,335,900
  Repurchase agreements (cost $8,700,000)                                     8,700,000
---------------------------------------------------------------------------------------
  Total investment in securities (cost $54,788,863)                          55,035,900
  Cash                                                                        1,262,067
  Foreign currencies, at value (cost $112,590)                                  112,709
  Centrally cleared swap collateral                                             717,291
  Receivables --
     Investment securities sold                                                  47,847
     Swap payments                                                              743,786
     Dividend                                                                    17,672
     Interest                                                                    89,748
     Due from Pioneer Investment Management, Inc.                                28,540
     Variation margin for futures contracts                                         153
     Variation margin for centrally cleared swap contracts                        8,919
  Net unrealized appreciation on forward foreign currency contracts              88,009
  Other assets                                                                   26,127
---------------------------------------------------------------------------------------
         Total assets                                                       $58,178,768
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $ 1,299,963
     Trustee fees                                                                 1,194
  Net unrealized depreciation on forward foreign currency contracts              67,121
  Net unrealized depreciation on swap contracts                                 171,779
  Net unrealized depreciation on futures contracts                                  547
  Swap contracts, net premiums received                                       2,536,008
  Written options (premiums received $249,436)                                  541,865
  Due to affiliates                                                              29,898
  Accrued expenses                                                               79,946
---------------------------------------------------------------------------------------
         Total liabilities                                                  $ 4,728,321
=======================================================================================
NET ASSETS:
  Paid-in capital                                                           $54,098,551
  Undistributed of net investment income                                        868,797
  Accumulated net realized loss on investments, futures contracts,
     written options, swap contracts, and foreign currency transactions      (1,323,960)
  Net unrealized appreciation on investments                                    247,037
  Net unrealized depreciation on futures contracts                                 (547)
  Net unrealized depreciation on written options                               (292,429)
  Net unrealized depreciation on swap contracts                                (171,779)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              24,777
---------------------------------------------------------------------------------------
         Total net assets                                                   $53,450,447
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $11,479,077/1,161,262 shares)                           $      9.89
  Class C (based on $9,364,486/954,099 shares)                              $      9.82
  Class Y (based on $32,606,884/3,291,532 shares)                           $      9.91
MAXIMUM OFFERING PRICE:
  Class A ($9.89 / 95.5%)                                                   $     10.36
=======================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Statement of Operations

For the Year Ended 8/31/15

INVESTMENT INCOME:
  Dividends                                                        $ 176,262
  Interest                                                           454,670
----------------------------------------------------------------------------------------
         Total investment income                                               $ 630,932
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 376,861
  Distribution fees
     Class A                                                          24,640
     Class C                                                          88,035
  Transfer Agent fees
     Class A                                                             895
     Class C                                                             465
     Class Y                                                             442
  Shareholder communications expense                                   3,863
  Administrative reimbursement                                        25,970
  Custodian fees                                                      44,255
  Registration fees                                                   62,233
  Professional fees                                                   91,622
  Printing fees                                                       39,738
  Pricing fees                                                        19,135
  Fees and expenses of nonaffiliated Trustees                          6,600
  Miscellaneous                                                       17,058
----------------------------------------------------------------------------------------
     Total expenses                                                            $ 801,812
----------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                 (213,966)
----------------------------------------------------------------------------------------
     Net expenses                                                              $ 587,846
----------------------------------------------------------------------------------------
         Net investment income                                                 $  43,086
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                   $(285,587)
     Futures contracts                                              (539,400)
     Written options                                                 284,541
     Swap contracts                                                  171,882
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies               721,492   $ 352,928
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                   $ 177,366
     Futures contracts                                                85,365
     Written options                                                (407,633)
     Swap contracts                                                 (172,003)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies              (180,094)  $(496,999)
----------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, futures contracts, written options, swap contracts, and foreign
     currency transactions                                                     $(144,071)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $(100,985)
========================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 29

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                       Year
                                                                       Ended         12/30/13 (a)
                                                                       8/31/15       to 8/31/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $    43,086   $    (53,880)
Net realized gain (loss) on investments, futures contracts, written
  options, swap contracts, and foreign currency transactions               352,928         (2,748)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, and foreign
  currency transactions                                                   (496,999)       304,058
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations  $  (100,985)  $    247,430
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.33 and $0.00 per share, respectively)                $  (290,990)  $         --
      Class C ($0.28 and $0.00 per share, respectively)                   (237,127)            --
      Class Y ($0.35 and $0.00 per share, respectively)                   (292,420)            --
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                            $  (820,537)  $         --
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)(c)
Net proceeds from sale of shares                                       $30,657,269   $ 25,836,911
Reinvestment of distributions                                              820,545             --
Cost of shares repurchased                                              (3,141,008)       (49,178)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                       $28,336,806   $ 25,787,733
-------------------------------------------------------------------------------------------------
      Net increase in net assets                                       $27,415,284   $ 26,035,163
NET ASSETS:
Beginning of year                                                      $26,035,163   $         --
-------------------------------------------------------------------------------------------------
End of year                                                            $53,450,447   $ 26,035,163
-------------------------------------------------------------------------------------------------
Undistributed of net investment income                                 $   868,797   $    536,247
=================================================================================================

(a)  Class A, Class C and Class Y shares commenced operations on December 30,
     2013.

(b) At August 31, 2015, PIM owned 47.7% of the value of the outstanding shares of Pioneer Long/Short Opportunistic Credit Fund.

(c) At August 31, 2015, Pioneer Asset Allocation Trust owned 34.0% of the value of the outstanding shares of Pioneer Long/Short Opportunistic Credit Fund.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------
                                   Year           Year            Year          Year
                                   Ended          Ended           Ended         Ended
                                   8/31/15        8/31/15         8/31/14       8/31/14
                                   Shares         Amount          Shares        Amount
------------------------------------------------------------------------------------------
Class A*
Shares sold                          345,034      $ 3,451,984     895,300       $8,956,897
Reinvestment of distributions         29,815          290,998          --               --
Less shares repurchased             (107,896)      (1,072,297)       (991)         (10,000)
------------------------------------------------------------------------------------------
      Net increase                   266,953      $ 2,670,685     894,309       $8,946,897
==========================================================================================
Class C*
Shares sold                          113,452      $ 1,133,511     836,825       $8,368,181
Reinvestment of distributions         24,346          237,127          --               --
Less shares repurchased              (19,101)        (188,852)     (1,423)         (14,178)
------------------------------------------------------------------------------------------
      Net increase                   118,697      $ 1,181,786     835,402       $8,354,003
==========================================================================================
Class Y*
Shares sold                        2,603,899      $26,071,774     851,088       $8,511,833
Reinvestment of distributions         29,930          292,420          --               --
Less shares repurchased             (190,908)      (1,879,859)     (2,477)         (25,000)
------------------------------------------------------------------------------------------
      Net increase                 2,442,921      $24,484,335     848,611       $8,486,833
==========================================================================================

* Class A, Class C and Class Y shares commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 31

Financial Highlights

------------------------------------------------------------------------------------
                                                           Year
                                                           Ended       12/30/13
                                                           8/31/15     to 8/31/14
------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $ 10.11     $   10.00
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $  0.06     $   (0.01)
  Net realized and unrealized gain (loss) on investments      0.05          0.12
------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.11     $    0.11
------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                    $ (0.33)    $      --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.22)    $    0.11
------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.89     $   10.11
====================================================================================
Total return*                                                 1.12%         1.10%(a)
Ratio of net expenses to average net assets                   1.70%         1.70%**
Ratio of net investment income (loss) to
  average net assets                                          0.35%        (0.15)%**
Portfolio turnover rate                                        130%          100%**
Net assets, end of period (in thousands)                   $11,479     $   9,040
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                        2.39%         2.85%**
  Net investment income (loss) to average net assets         (0.34)%       (1.30)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------
                                                           Year
                                                           Ended       12/30/13
                                                           8/31/15     to 8/31/14
------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 10.06     $   10.00
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $ (0.02)    $   (0.06)
  Net realized and unrealized gain (loss) on investments      0.06          0.12
------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.04     $    0.06
------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                    $ (0.28)    $      --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.24)    $    0.06
------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.82     $   10.06
====================================================================================
Total return*                                                 0.40%         0.60%(a)
Ratio of net expenses to average net assets                   2.45%         2.45%**
Ratio of net investment income (loss) to
  average net assets                                         (0.34)%       (0.91)%**
Portfolio turnover rate                                        130%          100%**
Net assets, end of period (in thousands)                   $ 9,364     $   8,403
Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Total expenses to average net assets                        3.13%         3.58%**
  Net investment income (loss) to average net assets         (1.02)%       (2.04)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 33

------------------------------------------------------------------------------------
                                                          Year
                                                          Ended      12/30/13
                                                          8/31/15    to 8/31/14
------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $ 10.13    $   10.00
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.09    $    0.01(a)
  Net realized and unrealized gain (loss) on investments     0.04         0.12
------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.13    $    0.13
------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $ (0.35)   $      --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.22)   $    0.13
------------------------------------------------------------------------------------
Net asset value, end of period                            $  9.91    $   10.13
====================================================================================
Total return*                                                1.29%        1.30%(b)
Ratio of net expenses to average net assets                  1.45%        1.45%**
Ratio of net investment income (loss)
  to average net assets                                      0.28%        0.10%**(a)
Portfolio turnover rate                                       130%         100%**
Net assets, end of period (in thousands)                  $32,607    $   8,592
Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Total expenses to average net assets                       2.06%        2.58%**
  Net investment income (loss) to average net assets        (0.33)%      (1.03)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond to the Net Investment Loss on the Statement of Operations due to the timing of sales and repurchases of shares.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Notes to Financial Statements | 8/31/15

1. Organization and Significant Accounting Policies

Pioneer Long/Short Opportunistic Credit Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 30, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 35 one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from

36 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At August 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income & Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 37 to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended August 31, 2015 was $(9,230,856).

     At August 31, 2015, open futures contracts were as follows:

     ---------------------------------------------------------------------------
                         Number of
                         Contracts       Settlement                 Unrealized
     Type                Long/(Short)    Month/Year    Value        Depreciation
     ---------------------------------------------------------------------------
     U.S. 5 Year Note    (1)             9/15          $(119,812)   $ (547)
     ---------------------------------------------------------------------------
                                                       $(119,812)   $ (547)
     ===========================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

38 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2015, the Fund reclassified $1,110,001 to increase undistributed net investment income and $1,110,001 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2015, the Fund was permitted to carry forward indefinitely $294,883 of long-term losses and $984,747 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the fiscal years ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $820,537
     ---------------------------------------------------------------------------
       Total                                                            $820,537
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 1,167,384
     Capital loss carryforward                                       (1,279,630)
     Unrealized depreciation                                           (535,858)
     ---------------------------------------------------------------------------
       Total                                                        $  (648,104)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to credit default swaps and the mark to market of forwards, swaps, options and future contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $213 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2015.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 39

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

40 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

J.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an up front payment to the protection seller in exchange for the rights to receive a contingent payment. An up front payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 41

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended August 31, 2015 was $(1,192,932).

K.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources

42 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at August 31, 2015 are listed in the Schedule of Investments. The average value of interest rate swap contracts open during the year ended August 31, 2015 was $(74,410).

L.   Credit Default Swaption Writing

     The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

     The average value of contracts open during the year ended August 31, 2015 was $422.

     The Fund did not hold any written swaption contracts at August 31, 2015.

     Transactions in written swaptions for the year ended August 31, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                                       Number of      Premiums
                                                       Contracts      Received
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period        (10,200,000)   $(134,640)
     Options opened                                     (5,360,000)     (26,532)
     Options exercised                                          --           --
     Options closed                                             --           --
     Options expired                                    15,560,000      161,172
     ---------------------------------------------------------------------------
     Options outstanding at end of period                       --    $      --
     ===========================================================================

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 43

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the year ended August 31, 2015 was ($96,176). Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held two written put option contracts that were open at August 31, 2015. If the put options were exercised at August 31, 2015, the maximum amount the Fund would have been required to pay was $249,436.

     ---------------------------------------------------------------------------
                                                        Number of     Premiums
                                                        Contracts     Received
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period             --        $      --
     Options opened                                     (1,044)        (471,370)
     Options exercised                                      --               --
     Options closed                                        376          153,349
     Options expired                                       466           68,585
     ---------------------------------------------------------------------------
     Options outstanding at end of period                 (202)       $(249,436)
     ===========================================================================

N.   Options Purchased

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser

44 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average value of purchased options contracts open during the year ended August 31, 2015 was $115,007. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

O.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the average daily net assets of the Fund up to $1 billion and 1.05% of the Fund's average daily net assets over $1 Billion. For the year ended August 31, 2015, the management fee was equivalent to 1.15% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.70%, 2.45% and 1.45% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2016. Fees waived and expenses reimbursed during the year ended August 31, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 45

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,331 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $2,359
Class C                                                                      519
Class Y                                                                      985
--------------------------------------------------------------------------------
Total                                                                     $3,863
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $229 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,338 in distribution fees payable to PFD at August 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

46 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2015, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At August 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended August 31, 2015 was $(3,718,272).

Open forward foreign currency contracts at August 31, 2015 were as follows:

------------------------------------------------------------------------------------------------
                                                                                    Net
Currency       Quantity     Currency   Quantity                        Settlement   Unrealized
Purchased      Purchased    Sold       Sold           Counterparty     Date         Appreciation
------------------------------------------------------------------------------------------------
EUR               726,603   USD            814,051    Brown Brothers   9/16/15      $     2,231
                                                      Harriman & Co.
EUR               444,417   USD            485,020    Citibank NA      9/16/15           14,248
USD               754,497   EUR            661,668    Citibank NA      10/19/15          10,767
USD               426,975   SGD            584,549    Citibank NA      10/26/15          13,340
USD               370,985   KRW        432,027,412    Citibank NA      10/26/15           6,159
USD               143,651   ZAR          1,887,323    Citibank NA      11/25/15           3,413
USD               345,430   HUF         95,967,053    Citibank NA      11/25/15           1,898
RUB            10,176,730   USD            157,376    JPMorgan          9/11/15           1,187
                                                      Chase Bank NA
USD               142,625   KRW        165,595,000    JPMorgan         10/26/15           2,788
                                                      Chase Bank NA
USD               249,616   CAD            326,516    JPMorgan         11/24/15           1,791
                                                      Chase Bank NA
MXN             2,818,153   USD            165,747    JPMorgan         11/25/15           1,838
                                                      Chase Bank NA
USD               168,428   AUD            230,203    JPMorgan         11/25/15           5,182
                                                      Chase Bank NA
USD               348,004   CHF            331,043    JPMorgan         11/25/15           4,290
                                                      Chase Bank NA
USD               257,244   NZD            387,238    JPMorgan         11/25/15          13,345
                                                      Chase Bank NA
USD               439,988   EUR            386,270    JPMorgan         11/25/15           5,532
                                                      Chase Bank NA
------------------------------------------------------------------------------------------------
                                                                                    $    88,009
================================================================================================

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 47

--------------------------------------------------------------------------------------------
                                                                                Net
Currency    Quantity       Currency   Quantity                      Settlement  Unrealized
Purchased   Purchased      Sold       Sold         Counterparty     Date        Depreciation
--------------------------------------------------------------------------------------------
EUR              661,422   USD           744,301   Brown Brothers   10/19/15    $     (848)
                                                   Harriman & Co.
MXN            1,143,832   CAD            92,251   Citibank NA      10/26/15        (1,854)
USD              422,356   CZK        10,423,599   Citibank NA      10/26/15       (11,276)
PLN            1,315,409   EUR           310,133   Citibank NA      11/25/15          (943)
USD              151,213   RUB        10,025,453   JPMorgan          9/11/15        (4,993)
                                                   Chase Bank NA
USD               77,703   EUR            69,706   JPMorgan         10/19/15          (648)
                                                   Chase Bank NA
IDR        2,308,270,397   USD           167,896   JPMorgan         10/26/15        (5,742)
                                                   Chase Bank NA
INR           11,037,516   USD           170,959   JPMorgan         10/26/15        (6,256)
                                                   Chase Bank NA
MXN            5,604,836   CAD           453,932   JPMorgan         10/26/15       (10,524)
                                                   Chase Bank NA
USD              430,856   SEK         3,705,000   JPMorgan         10/26/15        (8,670)
                                                   Chase Bank NA
PLN              645,965   CZK         4,113,663   JPMorgan         11/25/15          (428)
                                                   Chase Bank NA
USD              602,504   JPY        73,696,495   JPMorgan         11/25/15        (6,500)
                                                   Chase Bank NA
USD              491,671   TWD        16,114,030   JPMorgan         11/25/15        (4,686)
                                                   Chase Bank NA
USD              164,678   MXN         2,832,377   JPMorgan         11/25/15        (3,753)
                                                   Chase Bank NA
--------------------------------------------------------------------------------------------
                                                                                $  (67,121)
============================================================================================

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2015, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments

48 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2015.

-----------------------------------------------------------------------------------------------------
                          Derivative Assets
                          Subject to          Derivatives   Non-Cash      Cash          Net Amount
                          Master Netting      Available     Collateral    Collateral    of Derivative
Counterparty              Agreement           for Offset    Received (a)  Received (a)  Assets (b)
-----------------------------------------------------------------------------------------------------
Barclays Bank Plc         $    56,232         $  (56,232)   $      --     $      --     $     --
Citibank NA                   227,316           (227,316)          --            --           --
Goldman Sachs
 International                 54,662            (54,662)          --            --           --
JP Morgan Chase Bank NA        82,268            (82,268)          --            --           --
Morgan Stanley Capital
 Services LLC                  57,572            (21,482)          --            --       36,090
-----------------------------------------------------------------------------------------------------
                          $   478,050          $(441,960)   $      --     $      --     $ 36,090
======================================================================================================

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 49

---------------------------------------------------------------------------------------------------
                         Derivative
                         Liabilities
                         Subject to       Derivatives   Non-Cash      Cash          Net Amount
                         Master Netting   Available     Collateral    Collateral    of Derivative
Counterparty             Agreement        for Offset    Pledged (a)   Pledged (a)   Liabilities (c)
---------------------------------------------------------------------------------------------------
Barclays Bank Plc        $  (249,882)     $  56,232     $193,650      $     --            --
Citibank NA                 (607,713)       227,316      380,397            --            --
Goldman Sachs
 International              (125,241)        54,662                         --       (70,579)
JP Morgan Chase Bank NA     (205,976)        82,268      123,708            --            --
Morgan Stanley Capital
 Services LLC                (21,482)        21,482                         --            --
---------------------------------------------------------------------------------------------------
                         $(1,210,294)     $ 441,960     $697,755      $     --      $(70,579)
===================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August 31, 2015 were as follows:

----------------------------------------------------------------------------------------
Derivatives Not
Accounted for as           Asset Derivatives               Liabilities Derivatives
Hedging Instruments        -----------------------------   -----------------------------
Under Accounting           Statement of Assets             Statement of Assets
Standards Codification     and Liabilities                 and Liabilities
(ASC) 815                  Location              Value     Location             Value
----------------------------------------------------------------------------------------
Forward foreign            Net unrealized                  Net unrealized
 currency contracts        appreciation on                 depreciation on
                           forward foreign                 forward foreign
                           currency contracts    $88,009   currency contracts   $ 67,121
Written options            Written options            --   Written options       541,865
Swap contracts             Net unrealized                  Net unrealized
                           appreciation on                 depreciation on
                           swap contracts             --   swap contracts        171,779
Futures contracts          Net unrealized             --   Net unrealized
                           appreciation on                 depreciation on
                           futures contracts               futures contracts         547
----------------------------------------------------------------------------------------
   Total                                         $88,009                        $781,312
========================================================================================

50 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2015 was as follows:

------------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives Not                                                    Realized      Unrealized
Accounted for as                                                   Gain or       Appreciation or
Hedging Instruments                                                (Loss) on     (Depreciation)
Under Accounting           Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification     on Derivatives Recognized               Recognized    Recognized in
(ASC) 815                  in Income                               in Income     Income
------------------------------------------------------------------------------------------------
Forward foreign            Net realized gain (loss) on
 currency contracts        forward foreign currency contracts      $ 816,728
Forward foreign            Change in unrealized appreciation
 currency contracts        (depreciation) on forward foreign
                           currency contracts                                    $(195,406)
Written options            Net realized gain (loss)
                           on written options                      $ 284,541
Written options            Change in net unrealized appreciation
                           (depreciation) on Written options                     $(407,633)
Futures contracts          Net realized gain (loss) on
                           futures contracts                       $(539,400)
Futures contracts          Change in net unrealized appreciation
                           (depreciation) on futures contracts                   $  85,365
Swap contracts             Net realized gain (loss) on
                           swap contracts                          $ 171,882
Swap contracts             Change in net unrealized appreciation
                           (depreciation) on swap contracts                      $(172,003)

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Long/Short Opportunistic Credit Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Long/Short Opportunistic Credit Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 30, 2013, (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Long/Short Opportunistic Credit Fund as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from December 30, 2013, (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 28, 2015

52 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 22.15%

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 13.79%.

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 53

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2013.             Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         Serves until a successor        2013-present); Chairman (2008-2013) and     Financial Solutions, Inc.
and Trustee                   trustee is elected or earlier   Chief Executive Officer (2008-2012),        (investor communications
                              retirement or removal.          Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009-
                                                              York (financial and securities services)    present); Director,
                                                              (1986-2004)                                 Quadriserv, Inc.
                                                                                                          (2005-2013); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2013.             Managing Partner, Federal City Capital      Director of New York
Trustee                       Serves until a successor        Advisors (corporate advisory services       Mortgage Trust
                              trustee is elected or earlier   company) (1997-2004 and 2008-present);      (publicly-traded mortgage
                              retirement or removal.          Interim Chief Executive Officer, Oxford     REIT) (2004- 2009,
                                                              Analytica, Inc. (privately-held research    2012-present); Director
                                                              and consulting company) (2010); Executive   of The Swiss Helvetia
                                                              Vice President and Chief Financial          Fund, Inc. (closed-end
                                                              Officer, I-trax, Inc. (publicly traded      fund) (2010-present);
                                                              health care services company)               Director of Oxford
                                                              (2004-2007); and Executive Vice President   Analytica, Inc.
                                                              and Chief Financial Officer, Pedestal       (2008-present); and
                                                              Inc. (internet-based mortgage trading       Director of Enterprise
                                                              company) (2000-2002); Private consultant    Community Investment,
                                                              (1995-1997), Managing Director, Lehman      Inc. (privately-held
                                                              Brothers (investment banking firm)          affordable housing
                                                              (1992-1995); and Executive, The World       finance company)
                                                              Bank (1979-1992)                            (1985-2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2013.             William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor        Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier   (1972-present)                              Investment Trust and
                              retirement or removal.                                                      Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2013.             Founding Director, Vice President and       None
Trustee                       Serves until a successor        Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier   Inc. (consulting firm) (1982-present);
                              retirement or removal.          Desautels Faculty of Management, McGill
                                                              University (1999-present); and Manager of
                                                              Research Operations and Organizational
                                                              Learning, Xerox PARC, Xerox's advance
                                                              research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2013.             President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor        Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                              trustee is elected or earlier   (investment banking firm) (1981-present)    (closed-end investment
                              retirement or removal.                                                      company) (2004-present);
                                                                                                          and Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute
                                                                                                          (2000-2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.             Consultant (investment company services)    None
Trustee                       Serves until a successor        (2012-present); Executive Vice President,
                              trustee is elected or earlier   BNY Mellon (financial and investment
                              retirement or removal.          company services) (1969-2012); Director,
                                                              BNY International Financing Corp.
                                                              (financial services) (2002-2012); and
                                                              Director, Mellon Overseas Investment
                                                              Corp. (financial services) (2009-2012)
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.             Director and Executive Vice President       None
Trustee                       Serves until a successor        (since 2008) and Chief Investment
                              trustee is elected or earlier   Officer, U.S. (since 2010) of PIM-USA;
                              retirement or removal.          Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); and Portfolio Manager
                                                              of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 57

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee                                              (healthcare workers union pension funds)
                                                              (2001-present); Vice
                                                              President-International Investments
                                                              Group, American International Group, Inc.
                                                              (insurance company) (1993-2001); Vice
                                                              President Corporate Finance and Treasury
                                                              Group, Citibank, N.A.(1980-1986 and 1990-
                                                              1993); Vice President-Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corporation (government-sponsored issuer
                                                              of debt securities) (1988-1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987-1988); and
                                                              Mortgage Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986-1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

58 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves at the       Chair, Director, CEO and President of       None
President and                 discretion of the Board.        Pioneer Investment Management-USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010-2013); and
                                                              Director of Institutional Business, CEO
                                                              of International, Eaton Vance Management
                                                              (2005-2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2013. Serves at the       Vice President and Associate General        None
Secretary and Chief           discretion of the Board.        Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010;
                                                              and Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2013. Serves at the       Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.        December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and
                                                              Senior Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2013. Serves at the       Senior Counsel of Pioneer since May 2013    None
Assistant Secretary           discretion of the Board.        and Assistant Secretary of all the
                                                              Pioneer Funds since June 2010; and
                                                              Counsel of Pioneer from June 2007 to May
                                                              2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2013. Serves at the       Vice President-Fund Treasury of Pioneer;    None
Treasurer and Chief           discretion of the Board.        Treasurer of all of the Pioneer Funds
Financial                                                     since March 2008; Deputy Treasurer of
and Accounting Officer                                        Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15 59

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2013. Serves at the       Director-Fund Treasury of Pioneer; and      None
Assistant Treasurer           discretion of the Board.        Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2013. Serves at the       Fund Accounting Manager-Fund Treasury of    None
Assistant Treasurer           discretion of the Board.        Pioneer; and Assistant Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2013. Serves at the       Fund Administration Manager-Fund Treasury   None
Assistant Treasurer           discretion of the Board.        of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since January 2009; and Client Service
                                                              Manager-Institutional Investor Services
                                                              at State Street Bank from March 2003 to
                                                              March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2013. Serves at the       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer      discretion of the Board.        of all the Pioneer Funds since March
                                                              2010; Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              since January 2012; Chief Compliance
                                                              Officer of Vanderbilt Capital Advisors,
                                                              LLC since July 2012: Director of Adviser
                                                              and Portfolio Compliance at Pioneer since
                                                              October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers,
                                                              Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2013. Serves at the       Director-Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.        Pioneer and Anti-Money Laundering Officer
Officer                                                       of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

60 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 28081-01-1015

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $294,263 payable to Deloitte & Touche LLP for the year ended
August 31, 2015 and $203,733 for the year ended August 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $42,100
payable to Deloitte & Touche LLP for the year ended
August 31, 2015 and $42,100 for the year ended August 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $42,100 payable to Deloitte & Touche LLP for the year ended
August 31, 2015 and $42,100  for the year ended August 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2015

* Print the name and title of each signing officer under his or her signature.